UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Shareholders

(a) The registrant’s Annual Report for the year ended October 31, 2023, which was transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CARILLON
FAMILY OF FUNDS

Carillon Mutual Funds

Annual Report

and Investment Performance Review for the fiscal year ended October 31, 2023

Equity Funds

Fixed Income Funds

880 Carillon Parkway | St. Petersburg, FL 33716 | 800.421.4184 | rjinvestmentmanagement.com

Not FDIC Insured | May Lose Value | No Bank Guarantee

Carillon Fund Distributors, Inc., Member FINRA

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $10,000 Investment 8
Description of Indices 10

Investment Portfolios
Carillon ClariVest Capital Appreciation Fund11
Carillon ClariVest International Stock Fund12
Carillon Eagle Growth & Income Fund14
Carillon Eagle Mid Cap Growth Fund15
Carillon Eagle Small Cap Growth Fund16
Carillon Scout Mid Cap Fund 18
Carillon Scout Small Cap Fund20
Carillon Reams Core Bond Fund21
Carillon Reams Core Plus Bond Fund23
Carillon Reams Unconstrained Bond Fund28

Statements of Assets and Liabilities32
Statements of Operations35
Statements of Changes in Net Assets 38
Financial Highlights41
Notes to Financial Statements49
Report of Independent Registered Public Accounting Firm 63
Understanding Your Ongoing Costs65
Renewal of Investment Advisory and Subadvisory Agreements 67
Principal Risks70
Trustees and Officers 82

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President’s Letter

Dear Shareholders:

I hope this letter finds you healthy and well. The annual report of the Carillon Family of Funds for the 12-month period ending October 31, 2023, follows.

The past year has seen the U.S. Federal Reserve conduct its most rapid interest-rate hiking campaign in recent history, and the effects are still unfolding in financial markets. The “magnificent seven” mega-cap technology stocks experienced outsized returns that pushed overall equity market performance higher and masked broader challenges across the average stock. More recently, mega-cap technology companies slowed their advance as longer-term interest rates surged, pressuring the major stock indices.

Meanwhile, fresh geopolitical conflicts are placing a renewed focus on oil prices and energy costs. Consumer strength has maintained the U.S. economy, but student loan payments have restarted, and the savings that many households accumulated during the pandemic have been depleted. International markets offer a mixed picture, with demand in China remaining weak and rising interest rates potentially pressuring emerging economies.

The overall environment is characterized by high levels of volatility across global equity and fixed-income markets. In particular, interest rate volatility has been exceptionally high over the last year, highlighting the degree of uncertainty with respect to the direction of the economy. Market participants continue to scrutinize inflation and labor market trends, while constantly assessing and reassessing the likelihood and potential severity of a recession. Amid these challenges, your fund family has worked assiduously on your behalf to apply our firm-wide commitment to fundamental research and active risk management to the pursuit of consistent performance across asset classes.

Beneath the surface, our investment management teams continuously analyze dispersion between geographies, market capitalizations, and within individual sectors and industries. These teams also engage in robust succession planning to ensure continuity and smooth transitions whenever an individual manager leaves the firm.

Volatility and a continued focus on inflation may force investors to be more selective in choosing the companies that they believe can thrive in this environment. The Carillon Funds’ Portfolio Management teams believe they continue to see opportunity in the current market environment for their research-driven strategies. Carillon’s diverse array of funds, spanning small-cap, mid-cap, large-cap, and international equities, as well as fixed income, can help investors navigate current conditions and build toward long-term plans.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 800.421.4184 or rjinvestmentmanagement.com or call your financial professional for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and hope we can continue to be a partner in helping you achieve your financial goals. I hope you will read the commentaries that follow in which our Portfolio Management teams discuss their specific funds.

Sincerely,

Susan Walzer

President

December 15, 2023

The above commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at rjinvestmentmanagement.com.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Todd N. Wolter, CFA® of ClariVest Asset Management LLC (“ClariVest”), are Portfolio Co-Managers of the ClariVest Capital Appreciation Fund (the “Fund”). Mr. Pavan, Dr. Feng, Mr. Wagner and Mr. Wolter are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Pavan, Feng, and Wagner have been Portfolio Co-Managers of the Fund since 2013. Mr. Wolter has served as the Fund’s Portfolio Co-Manager since February 2019.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned 16.24%, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 18.95%. The Fund underperformed the benchmark primarily due to stock selection in the health care and financials sectors. Nevertheless, stock selection in information technology sector contributed to performance during the period. An overweight to the information technology sector and an underweight to the real estate sector contributed to performance, while the Fund lost ground due to overweight positions in the health care and financials sectors. Equities generally rallied across the globe over the last year, albeit with some sharp sell offs along the way as inflationary pressures caused many central banks to tighten. Markets have continued to remain laser-focused on the “magnificent seven,” the mega-cap technology stocks that now make up over 25% of the weight of the S&P 500 and are responsible for 85% of the index’s gain year-to-date. Meanwhile, ChatGPT’s release has triggered waves of excitement (and questions) about the potential benefits to specific companies, and the world as a whole. Similarly, the new applications of certain drugs (GLP-1) for weight-loss sparked optimism in the biotech space. Investor confidence was supported by resilient consumers in the face of rising rates and inflation but concerns around slowing growth remain.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers  |  David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the Carillon ClariVest International Stock Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Mr. Turner since 2015, and Ms. Zengeni since April 2021. Ms. Zengeni served as Assistant Portfolio Manager of the fund from April 2020 to March 2021.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned 16.05%, outperforming its benchmark indices, the MSCI ACWI ex-US Index and the MSCI-EAFE Index, which returned 12.07% and 14.40%, respectively. During the period, value stocks, as represented by the MSCI EAFE Value, outperformed growth stocks, as represented by the MSCI EAFE Growth, 18.11% vs. 10.79%. The Fund outperformed the MSCI ACWI ex-US and MSCI-EAFE benchmarks primarily due to stock selection in the industrials and financials sectors. On the other hand, stock selection was weak within the communication services and consumer staples sectors, relative to the benchmarks. Stock selection within countries was strongest within Japan and the United Kingdom, while investments in Australia and the Netherlands detracted from performance. Consequently, underweight positions in Canada and India contributed to performance, while underweight positions in Taiwan and China detracted from performance. An underweight to materials and an overweight to industrials helped performance while overweight positions in health care and information technology sectors tempered returns. Equities generally rallied across the globe over the last year, albeit with some sharp sell offs along the way as inflationary pressures caused many central banks to tighten. ChatGPT’s triggered waves of excitement (and questions) about the potential benefits to specific companies, and the world as a whole. Similarly, the new applications of certain drugs (GLP-1) for weight loss sparked optimism in the biotech space. Investor confidence was supported by resilient consumers in the face of rising rates and inflation but concerns around slowing growth remain.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

2

Performance Summary and Commentary

Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Portfolio Managers  |  David Blount, CFA®, Brad Erwin, CFA®, and Jeffrey D. Bilsky are Portfolio Managers of the Carillon Eagle Growth & Income Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Blount has served as the fund’s Portfolio Manager since 2011. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019. Mr. Bilsky has served as the fund’s Portfolio Manager since August 15, 2023.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned (1.18)%, underperforming its benchmark index, the S&P 500® Index, which returned 10.14%. Given the market environment during 2023, underperformance, relative to the benchmark, was due, in part, to a dividend-yield headwind. During the fiscal year, dividend paying stocks returned 7.57%, while their non-dividend paying counterparts returned 20.24%. Furthermore, returns on stocks with above median yields returned (5.00)%. This represents a headwind because the fund strategy focuses on buying stocks with above median dividend yields. Meanwhile, investments in information technology and utilities sectors were detractors from the Fund’s performance, while being underweight communication services also detracted from performance. The recent upward move in interest rates is probably the biggest driver of market returns. The Federal Reserve has continued its policy of tightening financial conditions by raising the target overnight lending rate a fourth time this year, to an upper bound of 5.5%. This marks the 11th hike since the Fed began tightening in March of 2022. This action, in addition to other market forces, drove the benchmark 10-year Treasury Bond up from a low of approximately 3.3% earlier this year to around 4.9% at the end of October. The 10-year yield is now at levels higher than anytime over the past 15 years. The Conference Board’s Leading Indicator, while improving slightly during the year, remained in negative territory. In the commodity world, crude oil prices surged earlier in the year only to decline in October. On the other positive side, the employment picture in the US is healthy. Continuing jobless claims are relatively low, the Civilian Labor Force Participation rate continued to increase (after a sharp move downward at the beginning of the pandemic) and the unemployment rate, while it ticked up slightly, remained at a historically low level. Third-quarter gross domestic product was up 4.9%, the fifth positive quarter after negative prints in the first two quarters of 2022. Artificial intelligence (AI) has emerged as a powerful trend in the market. As a result of this, and other trends, stock market returns have become very narrow. The top seven performing stocks in the S&P 500, all technology related, have accounted for 100% of the index’s return year to date, the top contributor being a large beneficiary of the AI trend. On an equal weighted basis, the stocks in the S&P 500 are actually down -3.9% vs. 10.7% for the market weighted S&P 500.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers  |  Eric Mintz, CFA®, Dr. Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the Carillon Eagle Mid Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Mintz has managed the fund since 2011, Dr. Sassouni has managed the fund since 2020 after serving as Assistant Portfolio Manager of the fund since 2006, and Mr. Cavanaugh has managed the fund since June 2022 after serving as a Senior Research Analyst of the fund from 2017 to June 2022.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned (1.46)%, underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 3.35%. The Fund’s performance, relative to the benchmark, was unfavorably affected by stock selection. Returns among mid-cap stocks overall were mixed in the period. In what has been a common theme for the better part of two years, there was disparity among the two notable style indexes, as the Russell Midcap Growth Index (up 3.35%) outperformed its counterpart Russell Midcap Value Index (down 3.44%) during the trailing 12-months ended October 31st, 2023. Whereas value outperformed meaningfully last year on a relative basis, growth has rallied back to the forefront in 2023 given cooling inflationary data leading to the belief that the Fed is closer to the end of their interest rate tightening cycle.

Sector returns were mixed, with consumer staples (up 21.19%) leading the way outpacing the other sectors by a wide margin due to strong stock selection. Energy (up 10.60%) was another bright stop of the portfolio, where stock selection helped to generate a positive return and avoid the negative return posted by benchmark constituents. A modest underweight positioning in health care (down 15.54%) benefited the portfolio during a period of disappointing returns in the sector caused by various idiosyncratic events and the threat of the potential impact of GLP-1 agonists. Despite posting positive returns for the portfolio, industrials (up 8.79%) and information technology (up 5.45%) lagged their benchmark counterparts. Additionally, a rally of low-quality and unprofitable names had an adverse effect on returns. Consumer discretionary (up 2.61%) also lagged benchmark counterparts, with larger portfolio holdings coming under pressure from interest rates rising. Other parts of the portfolio were challenged as financials (down 3.33%), real estate (down 15.38%), communication services (down 15.59%), and materials (down 20.31%) finished in negative territory altogether. Emphasis around portfolio construction was placed on companies with strong financial footholds, healthy free cash flow generation, and a reasonable path towards accelerating earnings. The portfolio is well positioned to navigate through any potential difficult macroeconomic period many were expecting to happen going into 2024.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

3

Performance Summary and Commentary

Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund

Portfolio Managers  |  Eric Mintz, CFA®, Dr. Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the Carillon Eagle Small Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Mintz has managed the fund since 2011, Dr. Sassouni has managed the fund since 2020 after serving as Assistant Portfolio Manager of the fund since 2006, and Mr. Cavanaugh has managed the fund since June 2022 after serving as a Senior Research Analyst of the fund from 2017 to June 2022.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned (8.06)%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned (7.63)%. The Fund’s performance, relative to the benchmark, was favorably affected by sector allocation. Returns among small-cap stocks overall were rather disappointing in the period. In what has been a common theme for the better part of two years, there was disparity among the two notable style indexes, as the Russell 2000 Growth Index (down 7.63%) outperformed its counterpart Russell 2000 Value Index (down 9.94%) during the trailing 12-months ended October 31st, 2023. Whereas value outperformed meaningfully last year on a relative basis, growth has rallied back to the forefront in 2023 given cooling inflationary data leading to the belief that the Fed is closer to the end of their interest rate tightening cycle.

Sector returns were mixed, with consumer staples (up 27.58%) leading the way, outpacing the other sectors by a wide margin. In addition to strong stock selection in the sector, an overweight allocation benefited the portfolio during a highly uncertain macro environment period. Solid stock selection in information technology (up 11.50%), real estate (up 7.45%), industrials (up 5.31%), and financials (up 2.65%) helped produce positive returns where benchmark counterparts in these sectors failed to break-out of negative territory. In information technology, emphasis was placed on identifying pick-and-shovel AI plays and firms with reasonable paths to monetizing large language models, selecting companies that would be part of the backbone of the growing trend. Additionally, some unique AI opportunities within industrials also emerged in the form of companies leveraging their large datasets to improve operational efficiencies. Increasing the weight in energy (down 2.77%) to a modest overweight level benefited the portfolio into a rally in the sector after a spur of OPEC supply cuts mid-year. Strong stock selection in materials (down 6.56%) helped avoid the same degree of losses as benchmark constituents. Communication services (down 53.17%) was the biggest laggard during the period, albeit having a small weight in the portfolio. Consumer discretionary (down 19.79%) was pressured by rising interest rates and health care (down 30.01%) also produced disappointing results due to various idiosyncratic events, unfavorable reactions to biotechnology readouts, and the threat of the potential impact of GLP-1 agonists.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers  |  G. Patrick Dunkerley, CFA® has served as the Lead Portfolio Manager and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, have served as Portfolio Co-Managers of the Carillon Scout Mid Cap Fund (the “Fund”) since its inception in 2017. Messrs. Dunkerley, Smashey, Indellicate and Votruba are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dunkerley served as Lead Portfolio Manager of the fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned (2.99)%, underperforming its benchmark index, the Russell Midcap® Index, which returned (1.01)%. Sector allocation was the most significant detractor during the period, while stock selection overall was a positive contributor to relative returns. The Fund’s performance benefited slightly from underweight positions in the real estate and health care sectors, while overweights of consumer staples, information technology, and underweights of industrials hurt relative performance. The timing of positioning in utilities, energy, and financials was a drag on relative performance as interest rates rose more than expected and energy markets experienced extreme volatility. Banks fell sharply early in 2023, a correction that was short-lived due to Federal Reserve and U.S. Treasury Department interventions into the banking system. This made for a choppy and relatively difficult trading environment in banks. The Fund’s performance, relative to the benchmark, was adversely affected by stock selection in the industrials, materials, consumer staples, and utilities sectors. However, this was partially counteracted by positive stock selection in the information technology, health care, consumer discretionary, financials, communications services, real estate, and energy sectors. Within the industrials sector, stock selection in the machinery industry was the primary detractor from performance as a fund holding in this industry made an acquisition that was not well received by the market as it required significant debt issuance. A sharp pull-back in fertilizer stocks also hurt materials stocks selection as farmers curtailed fertilizer purchases due to high prices. A holding in consumer staples expanded rapidly with acquisitions that hurt the stock price, as we believe the market preferred a slower expansion allowing for more free cash flow and dividends. Mid-cap stocks generated slight losses overall as the Russell Midcap Index (1.01%) substantially outpaced its small cap counterpart Russell 2000 Index (7.63%) but lagged the large caps as measured by the Russell 1000 Index which posted gains as large caps dominated performance and returned 9.46% during the period as certain large-cap tech and social media stocks dominated overall market performance in a narrowly performing U.S. stock market. Mid cap index performance was led by particular strength in industrials (up 9.71%), information technology (up 6.05%), and consumer discretionary (up 3.12%) which were the largest contributors to benchmark returns. Consumer staples (down 10.9%), health care (down 10.4%), real estate (down 7.9%), financials (down 6.4%), communications services (down 5.2%), and utilities (down 4.3%) were the primary laggards within the Core benchmark. Energy stocks posted a slight gain while materials stocks slightly lagged the mid cap benchmark.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

4

Performance Summary and Commentary

Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund

Portfolio Managers | James R. McBride, CFA®, has served as the Lead Portfolio Manager and Timothy L. Miller, CFA® has served as Portfolio Co-Manager of the Carillon Scout Small Cap Fund (the “Fund”) since its inception in 2017. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the fund. Mr. McBride was Portfolio Co-Manager of the fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the fund’s predecessor from 2013 to 2017.

Performance discussion | For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned (11.22)%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned (7.63)%. The Fund’s performance was impacted negatively by stock selection especially in the industrials sector including machinery, construction & engineering and commercial services; however this was partially offset by the consumer discretionary sector. Other weak stock selection industries included semiconductors, health care providers & services somewhat offset by health care equipment & supplies and electronic equipment, instruments & components. The overall sector weights had a minor impact on performance but underweight staples and overweight health care detracted from performance while a overweight in consumer discretionary and real estate helped. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index over the past year and is up 10.0%/year over the past fifteen years while the Russell 2000 Value Index is up 8.29%/year. Some of the larger sectors in the Russell 2000 Growth Index – healthcare, technology and industrials – were among the weakest performers over this period. We were overweight health care and technology during this period.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers | Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA® , Jason Hoyer, CFA®, Tilak “Dimitri” Silva, CFA®, and Neil Aggarwal are Portfolio Co-Managers of the Carillon Reams Core Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021, and Mr. Aggarwal has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2023. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2001 to 2017. Mr. Holland served as Portfolio Co-Manager of the fund’s predecessor from 2014 to 2017.

Performance discussion | For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned 0.19%, underperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned 0.36%.This fiscal year, while more benign than the previous one in terms of equity and bond market performance, was still a period marked by significant transition and volatility. The year began in the shadow of aggressive monetary policy tightening by the U.S. Federal Reserve and other central banks in response to inflation rates that remained stubbornly high. Despite this hawkish backdrop, U.S. Treasury yields declined from November 2022 through January 2023 and risk assets performed well, as market participants priced in a “soft landing” scenario for the U.S. economy. This narrative shifted abruptly in early February 2023, however, as renewed inflationary pressures and strong labor market data prompted a significant increase in U.S. Treasury yields and a deeper inversion of the U.S. Treasury curve. This trend was short-lived, disrupted by a regional banking crisis in early March that triggered a sharp flight-to-quality rally in U.S. Treasuries. As the year progressed, the U.S. Federal Reserve stepped down the size of its rate hikes and lengthened the duration between rate hikes, signaling a potential winding down of the current tightening cycle. This projected end to highly restrictive monetary policy, in combination with a U.S. economy that has remained remarkably resilient, led to strong performance of risk assets from April 2023 through July 2023 despite the renewed, steady increase in U.S. Treasury rates from the late March/early April lows. The market tone shifted again in late summer, however, and the fiscal year concluded amidst considerable uncertainty. The focus regarding U.S. monetary policy shifted to a “higher for longer” interest rate narrative, even as inflation continued its downward trend and economic data suggested a potential softening in growth. Additionally, concerns over increasing U.S. deficits and a surge in U.S. Treasury supply exerted further upward pressure on long-term rates. Internationally, China faced challenges with declining export volumes, a reduction in foreign direct investments, and a distressed property market.

The primary detractor from the Fund’s performance relative to the benchmark was duration positioning, which was above-index for most of the fiscal year. This above-index duration stance was negatively impacted by the significant increase in U.S. Treasury yields. The Fund’s dynamic yield curve positioning over the course of the fiscal year contributed to relative performance, but not enough to offset the negative contribution from duration positioning. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which detracted from relative performance overall, as described above. Sector selection contributed to relative performance, primarily due to an overweight to the outperforming investment-grade (“IG”) corporates sector. Overweights to the commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) sectors also contributed, as did non-index exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”). An underweight to the government-related sector and an overweight to the mortgage-backed securities (“MBS”) sector, during the latter portion of the fiscal year, both detracted from relative performance. Security selection contributed to relative performance, primarily within the MBS and CMBS sectors. Contributions from these two sectors were partially offset by negative security selection within the IG corporates and ABS sectors.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

5

Performance Summary and Commentary

Carillon Reams Core Plus Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA®, Tilak “Dimitri” Silva, CFA®, and Neil Aggarwal are Portfolio Co-Managers of the Carillon Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021, and Mr. Aggarwal has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2023. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2000, 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned 0.94%, outperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned 0.36%. This fiscal year, while more benign than the previous one in terms of equity and bond market performance, was still a period marked by significant transition and volatility. The year began in the shadow of aggressive monetary policy tightening by the U.S. Federal Reserve and other central banks in response to inflation rates that remained stubbornly high. Despite this hawkish backdrop, U.S. Treasury yields declined from November 2022 through January 2023 and risk assets performed well, as market participants priced in a “soft landing” scenario for the U.S. economy. This narrative shifted abruptly in early February 2023, however, as renewed inflationary pressures and strong labor market data prompted a significant increase in U.S. Treasury yields and a deeper inversion of the U.S. Treasury curve. This trend was short-lived, disrupted by a regional banking crisis in early March that triggered a sharp flight-to-quality rally in U.S. Treasuries. As the year progressed, the U.S. Federal Reserve stepped down the size of its rate hikes and lengthened the duration between rate hikes, signaling a potential winding down of the current tightening cycle. This projected end to highly restrictive monetary policy, in combination with a U.S. economy that has remained remarkably resilient, led to strong performance of risk assets from April 2023 through July 2023 despite the renewed, steady increase in U.S. Treasury rates from the late March/early April lows. The market tone shifted again in late summer, however, and the fiscal year concluded amidst considerable uncertainty. The focus regarding U.S. monetary policy shifted to a “higher for longer” interest rate narrative, even as inflation continued its downward trend and economic data suggested a potential softening in growth. Additionally, concerns over increasing U.S. deficits and a surge in U.S. Treasury supply exerted further upward pressure on long-term rates. Internationally, China faced challenges with declining export volumes, a reduction in foreign direct investments, and a distressed property market.

The primary contributor to the Fund’s performance relative to the benchmark was sector selection, primarily due to non-index allocations to high yield (“HY”) corporates and non-U.S. dollar securities. Overweights to investment-grade (“IG”) corporates, commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”) also contributed, as did the Fund’s non-index allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”). These contributions were partially offset by the Fund’s underweight to the outperforming government-related sector. The Fund’s exposures to HY corporates and IG corporates were partially obtained via index credit default swaps (“CDX”), which contributed to performance, as described above. The Fund’s dynamic duration and yield curve positioning over the course of the fiscal year also contributed to relative performance. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which contributed to relative performance overall, as described above. Security selection detracted from relative performance, primarily within the HY corporates and IG corporates sectors. This was partially offset by positive security selection within the mortgage-backed securities (“MBS”) and CMBS sectors.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

6

Performance Summary and Commentary

Carillon Reams Unconstrained Bond Fund

Portfolio Managers | Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA®, Tilak “Dimitri” Silva, CFA®, and Neil Aggarwal are Portfolio Co-Managers of the Carillon Reams Unconstrained Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021, and Mr. Aggarwal has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2023. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Co-Portfolio Manager of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Co-Portfolio Manager of the fund’s predecessor from 2014 to 2017.

Performance discussion | For the fiscal year ended October 31, 2023, the Fund’s Class I shares returned 4.82%, outperforming its benchmark index, the ICE BofA US 3-Month Treasury Index, which returned 4.80%. This fiscal year, while more benign than the previous one in terms of equity and bond market performance, was still a period marked by significant transition and volatility. The year began in the shadow of aggressive monetary policy tightening by the U.S. Federal Reserve and other central banks in response to inflation rates that remained stubbornly high. Despite this hawkish backdrop, U.S. Treasury yields declined from November 2022 through January 2023 and risk assets performed well, as market participants priced in a “soft landing” scenario for the U.S. economy. This narrative shifted abruptly in early February 2023, however, as renewed inflationary pressures and strong labor market data prompted a significant increase in U.S. Treasury yields and a deeper inversion of the U.S. Treasury curve. This trend was short-lived, disrupted by a regional banking crisis in early March that triggered a sharp flight-to-quality rally in U.S. Treasuries. As the year progressed, the U.S. Federal Reserve stepped down the size of its rate hikes and lengthened the duration between rate hikes, signaling a potential winding down of the current tightening cycle. This projected end to highly restrictive monetary policy, in combination with a U.S. economy that has remained remarkably resilient, led to strong performance of risk assets from April 2023 through July 2023 despite the renewed, steady increase in U.S. Treasury rates from the late March/early April lows. The market tone shifted again in late summer, however, and the fiscal year concluded amidst considerable uncertainty. The focus regarding U.S. monetary policy shifted to a “higher for longer” interest rate narrative, even as inflation continued its downward trend and economic data suggested a potential softening in growth. Additionally, concerns over increasing U.S. deficits and a surge in U.S. Treasury supply exerted further upward pressure on long-term rates. Internationally, China faced challenges with declining export volumes, a reduction in foreign direct investments, and a distressed property market.

The primary contributor to the Fund’s performance relative to the benchmark was the U.S. Treasury sector, which rallied from November 2022 through January 2023 and during March 2023. Dynamic duration and yield curve positioning over the course of the fiscal year, largely implemented with U.S. Treasuries, also contributed. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which contributed to relative performance overall, as described above. The Fund’s allocation to investment-grade (“IG”) corporate bonds also contributed due to positive total returns and tactical management of exposure throughout the fiscal year. Allocations to non-U.S. dollar securities, high yield (“HY”) corporate bonds, and asset-backed securities (“ABS”) also generated positive total returns and contributed to performance relative to the benchmark. The Fund’s exposures to HY corporates and IG corporates were partially obtained via index credit default swaps (“CDX”), which contributed to performance, as described above. The primary detractor was the Fund’s allocation to mortgage-backed securities (“MBS”), which were negatively impacted by the increase in U.S. Treasury yields and heightened interest rate volatility throughout the fiscal year. The other notable detractor was the Fund’s exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”), which were negatively impacted by the increase in real rates.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

7

Growth of a $10,000 Investment

Carillon ClariVest Capital Appreciation Fund from 10/31/13 to 10/31/23 (a)

Carillon ClariVest International Stock Fund from 10/31/13 to 10/31/23 (a)

Carillon Eagle Growth & Income Fund from 10/31/13 to 10/31/23 (a)

Carillon Eagle Mid Cap Growth Fund from 10/31/13 to 10/31/23 (a)

Carillon Eagle Small Cap Growth Fund from 10/31/13 to 10/31/23 (a)

a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2023, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2023, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

8

Growth of a $10,000 Investment

Carillon Scout Mid Cap Fund from 10/31/13 to 10/31/23 (a)

Carillon Scout Small Cap Fund from 10/31/13 to 10/31/23 (a)

Carillon Reams Core Bond Fund from 10/31/13 to 10/31/23 (a)

Carillon Reams Core Plus Bond Fund from 10/31/13 to 10/31/23 (a)

Carillon Reams Unconstrained Bond Fund from 10/31/13 to 10/31/23 (a)

a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2023, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2023, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

9

Description of Indices

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The ICE BofA US 3-Month Treasury Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI ACWI ex-US Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large-and mid-cap securities in developed and emerging market countries excluding the United States.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

10

Investment Portfolios

10.31.2023

CARILLON CLARIVEST CAPITAL APPRECIATION FUND

COMMON STOCKS—99.2%	Shares	Value
Aerospace & defense—0.5%
Curtiss-Wright Corp.	9,100	$1,809,171

Automobiles—2.2%
Tesla, Inc.*	40,100	8,053,684

Beverages—0.4%
PepsiCo, Inc.	8,700	1,420,536

Biotechnology—2.3%
AbbVie, Inc.	44,400	6,268,392
Vertex Pharmaceuticals, Inc.*	5,100	1,846,761

Broadline retail—5.2%
Amazon.com, Inc.*	142,000	18,898,780

Building products—2.1%
Builders FirstSource, Inc.*	15,300	1,660,356
Carrier Global Corp.	45,231	2,155,710
Lennox International, Inc.	6,400	2,371,456
Owens Corning	13,200	1,496,484

Communications equipment—1.6%
Arista Networks, Inc.*	16,000	3,205,920
Cisco Systems, Inc.	46,700	2,434,471

Consumer staples distribution & retail—3.0%
Costco Wholesale Corp.	7,900	4,364,276
The Kroger Co.	64,000	2,903,680
Wal-Mart, Inc.	21,400	3,496,974

Diversified telecommunication services—0.5%
AT&T, Inc.	122,500	1,886,500

Entertainment—1.1%
Netflix, Inc.*	9,500	3,911,055

Financial services—5.6%
Block, Inc.*	18,000	724,500
Fiserv, Inc.*	24,400	2,775,500
Global Payments, Inc.	12,500	1,327,750
MasterCard, Inc., Class A	15,530	5,844,716
Visa, Inc., Class A	33,200	7,805,320
WEX, Inc.*	10,200	1,698,096

Food products—0.3%
Lamb Weston Holdings, Inc.	12,500	1,122,500

Health care equipment & supplies—1.5%
Intuitive Surgical, Inc.*	12,200	3,199,084
Stryker Corp.	8,400	2,269,848

Health care providers & services—6.5%
Centene Corp.*	45,400	3,131,692
CVS Health Corp.	49,200	3,395,292
McKesson Corp.	12,200	5,555,392
The Cigna Group	14,800	4,576,160
UnitedHealth Group, Inc.	12,700	6,801,612

Hotels, restaurants & leisure—2.1%
Booking Holdings, Inc.*	1,200	3,347,472
DraftKings, Inc., Class A*	40,800	1,126,896
Expedia Group, Inc.*	10,300	981,487
McDonald’s Corp.	8,100	2,123,577

Household durables—1.3%
Lennar Corp., Class A	22,300	2,378,964
PulteGroup, Inc.	29,000	2,134,110

COMMON STOCKS—99.2%	Shares	Value
Interactive media & services—9.9%
Alphabet, Inc., Class A*	89,980	$ 11,164,718
Alphabet, Inc., Class C*	70,640	8,851,192
Meta Platforms, Inc., Class A*	52,300	15,756,421

IT services—1.0%
MongoDB, Inc.*	5,100	1,757,409
Snowflake, Inc., Class A*	12,000	1,741,560

Life sciences tools & services—0.2%
Medpace Holdings, Inc.*	3,500	849,345

Machinery—1.8%
Allison Transmission Holdings, Inc.	31,000	1,563,020
Caterpillar, Inc.	7,600	1,717,980
Deere & Co.	3,700	1,351,832
Flowserve Corp.	9,800	359,856
Oshkosh Corp.	15,400	1,351,042

Media—0.3%
Comcast Corp., Class A	24,900	1,028,121

Oil, gas & consumable fuels—0.3%
Marathon Petroleum Corp.	7,300	1,104,125

Passenger airlines—0.4%
United Airlines Holdings, Inc.*	41,800	1,463,418

Pharmaceuticals—2.4%
Eli Lilly & Co.	15,400	8,530,522

Semiconductors & semiconductor equipment—9.5%
Broadcom, Inc.	4,200	3,533,754
KLA Corp.	7,400	3,475,780
Lam Research Corp.	4,100	2,411,702
Microchip Technology, Inc.	45,700	3,257,953
NVIDIA Corp.	50,000	20,390,000
Qorvo, Inc.*	13,500	1,180,170

Software—23.2%
Adobe, Inc.*	13,500	7,182,810
AppLovin Corp., Class A*	28,700	1,045,828
Cadence Design Systems, Inc.*	27,000	6,475,950
DocuSign, Inc.*	26,600	1,034,208
Dropbox, Inc., Class A*	73,100	1,922,530
Fair Isaac Corp.*	2,300	1,945,501
Fortinet, Inc.*	48,200	2,755,594
Intuit, Inc.	4,300	2,128,285
Microsoft Corp.	129,900	43,920,489
Palo Alto Networks, Inc.*	9,700	2,357,294
Salesforce, Inc.*	29,100	5,844,153
Synopsys, Inc.*	14,700	6,900,768

Specialty retail—2.3%
AutoZone, Inc.*	1,600	3,963,408
The TJX Cos., Inc.	49,700	4,377,079

Technology hardware, storage & peripherals—11.7%
Apple, Inc.	246,864	42,156,964
Total common stocks (cost $173,192,927)		357,354,955

Total investment portfolio (cost $173,192,927)—99.2%		357,354,955

Other assets in excess of liabilities—0.8%		2,963,946

Total net assets—100.0%		$360,318,901

* Non-income producing security

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolios

10.31.2023

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	46.9%
Consumer discretionary	13.2%
Health care	12.9%
Communication services	11.8%
Financials	5.6%
Industrials	4.8%
Consumer staples	3.7%
Energy	0.3%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—90.6%	Shares	Value
Australia—2.3%
Commonwealth Bank of Australia	29,791	$1,832,617
CSL Ltd.	3,958	584,960
Mineral Resources Ltd.	30,661	1,130,078
Perseus Mining Ltd.	1,325,946	1,416,717
Qantas Airways Ltd.*	904,532	2,833,808

Canada—4.6%
Air Canada*	217,400	2,622,752
Brookfield Corp.	23,300	678,796
Centerra Gold, Inc.	187,000	950,676
Fairfax Financial Holdings Ltd.	6,400	5,325,972
iA Financial Corp, Inc.	13,700	797,154
Loblaw Co. Ltd.	22,000	1,799,344
Metro Inc.	34,000	1,727,031
The Toronto-Dominion Bank	25,000	1,396,430

China—2.6%
Agricultural Bank of China Ltd.	2,812,000	1,038,631
Bank of China Ltd.	9,383,000	3,277,814
China CITIC Bank Corp Ltd.	1,530,000	682,546
China Construction Bank Corp.	3,912,000	2,212,463
Vipshop Holdings, Ltd., Sponsored ADR*	107,700	1,535,802

Denmark—4.2%
Danske Bank A/S	111,259	2,609,996
Novo Nordisk A/S, Class B	109,927	10,605,343
Pandora A/S	8,130	922,109

Finland—0.8%
Nokia Oyj	237,611	791,407
Nordea Bank Abp	165,954	1,747,864

France—7.8%
Cie de Saint-Gobain S.A.	43,965	2,393,198
Eiffage S.A.	31,115	2,823,705
Engie S.A.	146,721	2,333,582
Hermes International SCA	1,329	2,479,683
LVMH Moet Hennessy Louis Vuitton SE	5,329	3,815,195
Publicis Groupe S.A.	19,387	1,476,191
Renault S.A.	24,579	862,335
Sanofi S.A.	26,553	2,411,178
TotalEnergies SE	67,517	4,514,018
Unibail-Rodamco-Westfield*	28,659	1,420,031
Veolia Environnement S.A.	55,475	1,520,037

COMMON STOCKS—90.6%	Shares	Value
Germany—5.3%
Bayer AG	15,084	$ 651,758
Bayerische Motoren Werke AG	31,827	2,960,051
Deutsche Post AG	20,348	794,457
Deutsche Telekom AG	168,821	3,664,035
Infineon Technologies AG	97,139	2,837,452
Mercedes-Benz Group AG	31,314	1,842,337
Merck KGaA	9,573	1,445,891
SAP SE	27,209	3,649,608

Hong Kong—4.9%
Alibaba Group Holding Ltd.*	376,500	3,876,097
Baidu, Inc., Class A*	108,350	1,422,506
China Conch Venture Holdings Ltd.	407,500	337,481
CK Hutchison Holdings Ltd.	542,500	2,746,290
Tencent Holdings Ltd.	76,400	2,827,469
Trip.com Group Ltd.*	146,000	4,975,917

India—0.2%
Dr. Reddy’s Laboratories Ltd., Sponsored ADR	10,000	651,300
Ireland—0.3%
James Hardie Industries PLC, CDI*	36,231	903,941

Israel—1.2%
Bank Leumi Le-Israel B.M.	285,125	1,836,468
Teva Pharmaceutical Industries Ltd., Sponsored ADR*	262,600	2,253,108

Italy—2.3%
Enel SpA	206,409	1,310,198
Intesa Sanpaolo SpA	1,768,628	4,608,677
Leonardo SpA	107,893	1,630,532

Japan—20.0%
Daiichi Sankyo Co. Ltd.	43,000	1,108,720
FUJIFILM Holdings Corp.	65,300	3,571,767
Honda Motor Co. Ltd.	287,000	2,941,398
Ibiden Co. Ltd.	33,600	1,432,585
ITOCHU Corp.	157,800	5,684,119
Marubeni Corp.	242,100	3,539,932
Mitsubishi Corp.	113,900	5,309,512
Mitsubishi Heavy Industries Ltd.	39,000	2,008,683
Mitsubishi UFJ Financial Group, Inc.	332,800	2,791,908
Mitsui & Co. Ltd.	71,300	2,591,340
Mizuho Financial Group, Inc.	118,700	2,015,335
Murata Manufacturing Co. Ltd.	75,200	1,288,129
Nintendo Co. Ltd.	40,000	1,652,578
Nippon Telegraph & Telephone Corp.	2,954,800	3,477,137
Olympus Corp.	80,300	1,072,435
Otsuka Corp.	26,300	1,054,488
Renesas Electronics Corp.*	206,400	2,711,192
Sekisui House Ltd.	83,700	1,639,076
Seven & i Holdings Co. Ltd.	29,200	1,069,850
Sony Group Corp.	22,100	1,837,369
Sumitomo Corp.	227,200	4,466,223
Sumitomo Mitsui Financial Group, Inc.	77,400	3,731,298
Takeda Pharmaceutical Co. Ltd.	37,800	1,026,071
TDK Corp.	111,000	4,153,089
Tokyo Electron Ltd.	5,916	781,727
Toyota Motor Corp.	219,200	3,834,630

Mexico—0.4%
Cemex S.A.B. de C.V., Sponsored ADR*	221,600	1,322,952

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)

COMMON STOCKS—90.6%	Shares	Value
Netherlands—3.7%
ASML Holding N.V.	9,289	$ 5,583,809
NN Group N.V.	63,159	2,025,660
Prosus N.V.*	22,211	621,144
Stellantis N.V.	106,623	1,991,968
STMicroelectronics N.V.	58,575	2,232,886

New Zealand—0.5%
Xero Ltd.*	23,727	1,622,147

Norway—0.6%
Equinor ASA	41,780	1,400,600
Norsk Hydro ASA	115,415	658,178

Singapore—0.7%
DBS Group Holdings Ltd.	103,500	2,486,415

South Korea—2.4%
Hyundai Motor Co.	45,968	5,791,240
Kia Corp.	30,639	1,750,450
YG Entertainment, Inc.	11,972	488,651
Spain—1.1%
Cellnex Telecom S.A.	20,300	596,741
Iberdrola S.A.	138,682	1,542,424
Repsol S.A.	101,187	1,481,596

Sweden—1.7%
Atlas Copco AB, Class A	213,605	2,765,976
Essity AB, Class B	132,342	3,017,645

Switzerland—4.4%
Alcon, Inc.	58,001	4,151,490
Cie Financiere Richemont S.A.	11,159	1,316,489
Nestle S.A.	22,113	2,384,639
Novartis AG	31,597	2,958,097
Roche Holding AG	5,443	1,402,713
Sandoz Group AG*	6,319	164,288
UBS Group AG	100,497	2,361,322

Taiwan—5.5%
Asustek Computer, Inc.	205,000	2,149,452
Compal Electronics, Inc.	3,934,000	3,421,932
King Yuan Electronics Co. Ltd.	878,000	2,080,159
Micro-Star International Co. Ltd.	315,000	1,612,590
Quanta Computer, Inc.	422,000	2,491,617
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	60,700	5,239,017
Wistron Corp.	446,000	1,243,672

Turkey—0.4%
Turk Hava Yollari AO*	169,112	1,297,635

United Kingdom—12.7%
3i Group PLC	264,177	6,228,661
Ashtead Group PLC	15,625	896,134
AstraZeneca PLC	43,279	5,418,697
BAE Systems PLC	263,815	3,547,360
Barclays PLC	1,305,770	2,095,825
BP PLC	290,931	1,776,432
Centrica PLC	869,873	1,665,199
Coca-Cola Europacific Partners PLC	26,436	1,546,770
Experian PLC	21,220	643,790
GSK PLC	50,997	909,109
HSBC Holdings PLC	771,331	5,569,342
RELX PLC	33,968	1,186,425

COMMON STOCKS—90.6%	Shares	Value

United Kingdom (cont'd)
Rio Tinto PLC	59,809	$ 3,815,848
Shell PLC	122,587	3,950,596
SSE PLC	66,047	1,312,590
Standard Chartered PLC	234,589	1,798,674
Total common stocks (cost $291,005,792)		302,602,673

PREFERRED STOCKS—0.6%
Germany—0.6%
Volkswagen AG	20,455	2,169,268
Total preferred stocks (cost $2,381,167)		2,169,268

EXCHANGE TRADED FUNDS—6.4%
United States—6.4%
iShares MSCI EAFE ETF	54,500	3,647,140
iShares MSCI India ETF	290,100	12,543,924
Xtrackers Harvest CSI 300 China A-Shares ETF(a)	203,925	5,077,733
Total exchange traded funds (cost $21,110,107)		21,268,797

MONEY MARKET FUNDS—1.5%
First American Government Obligations Fund—Class X, 5.28%#	4,892,500	4,892,500
Total money market funds (cost $4,892,500)		4,892,500

Total investment portfolio (cost $319,389,566)—99.1%		330,933,238

Other assets in excess of liabilities—0.9%		3,133,143

Total net assets—100.0%		$334,066,381

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $4,731,000 or 1.4% of net assets as of the date of this report.

ETF—Exchange Traded Fund

ADR—American Depositary Receipt

CDI—Chess Depositary Interests

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	17.7%
Industrials	15.0%
Information technology	14.9%
Consumer discretionary	14.1%
Health care	11.0%
Exchange traded funds	6.4%
Communication services	4.7%
Energy	3.9%
Consumer staples	3.5%
Materials	3.1%
Utilities	2.9%
Money market funds	1.5%
Real estate	0.4%

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2023

CARILLON EAGLE GROWTH & INCOME FUND

COMMON STOCKS—97.9%	Shares	Value
Domestic—86.2%
Aerospace & defense—1.7%
Northrop Grumman Corp.	20,860	$9,834,030

Air freight & logistics—2.6%
FedEx Corp.	61,013	14,649,221

Banks—5.9%
JPMorgan Chase & Co.	132,470	18,421,278
The PNC Financial Services Group, Inc.	133,572	15,289,987

Beverages—4.5%
PepsiCo, Inc.	71,823	11,727,259
The Coca-Cola Co.	250,802	14,167,805

Biotechnology—5.5%
AbbVie, Inc.	119,073	16,810,726
Amgen, Inc.	55,986	14,315,620

Capital markets—5.3%
BlackRock, Inc.	26,693	16,343,590
The Goldman Sachs Group, Inc.	45,397	13,782,983

Chemicals—3.0%
Eastman Chemical Co.	121,458	9,076,557
PPG Industries, Inc.	65,347	8,022,651

Communications equipment—2.6%
Motorola Solutions, Inc.	54,020	15,042,409

Consumer staples distribution & retail—1.5%
Target Corp.	75,456	8,359,770

Distributors—1.7%
Genuine Parts Co.	72,826	9,384,358

Electric utilities—2.4%
NextEra Energy, Inc.	236,383	13,781,129

Food products—1.9%
Mondelez International, Inc., Class A	166,370	11,015,358

Ground transportation—2.0%
Union Pacific Corp.	53,860	11,181,875

Health care equipment & supplies—2.3%
Abbott Laboratories	137,001	12,953,445

Health care providers & services—2.8%
UnitedHealth Group, Inc.	29,826	15,973,613

Hotels, restaurants & leisure—3.7%
McDonald’s Corp.	81,023	21,241,800

Household products—2.6%
The Procter & Gamble Co.	100,314	15,050,109

Industrial conglomerates—2.5%
Honeywell International, Inc.	78,528	14,391,041

Industrial real estate investment trusts (REITs)—2.2%
Prologis, Inc.	123,420	12,434,565

Multi-utilities—1.9%
WEC Energy Group, Inc.	135,259	11,008,730

Oil, gas & consumable fuels—5.9%
Chevron Corp.	161,551	23,542,827
The Williams Cos, Inc.	299,028	10,286,563

COMMON STOCKS—97.9%	Shares	Value
Pharmaceuticals—3.6%
Merck & Co., Inc.	199,961	$ 20,535,995
Semiconductors & semiconductor equipment—8.1%
Analog Devices, Inc.	85,737	13,489,002
Broadcom, Inc.	20,996	17,665,405
Texas Instruments, Inc.	104,093	14,782,247

Software—4.7%
Microsoft Corp.	79,874	27,006,198

Specialized real estate investment trusts (REITs)—3.2%
American Tower Corp.	52,282	9,316,130
Equinix, Inc.	11,864	8,656,449

Specialty retail—2.1%
The Home Depot, Inc.	41,835	11,910,006
Total domestic common stocks (cost $354,163,359)		491,450,731

Foreign—11.7%
Electrical equipment—2.6%
Eaton Corp. PLC	71,219	14,807,142

Electronic equipment, instruments & components—2.7%
TE Connectivity Ltd.	130,430	15,371,176

Health care equipment & supplies—2.7%
Medtronic PLC	217,537	15,349,411

IT services—1.8%
Accenture PLC, Class A	33,688	10,008,368

Pharmaceuticals—1.9%
AstraZeneca PLC, Sponsored ADR	173,866	10,993,547
Total foreign common stocks (cost $57,711,388)		66,529,644

Total common stocks (cost $411,874,747)

Total investment portfolio (cost $411,874,747)—97.9%		557,980,375

Other assets in excess of liabilities—2.1%		12,119,879

Total net assets—100.0%		$570,100,254

ADR—American Depositary Receipt

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	19.9%
Health care	18.8%
Industrials	11.4%
Financials	11.2%
Consumer staples	10.6%
Consumer discretionary	7.5%
Energy	5.9%
Real estate	5.3%
Utilities	4.3%
Materials	3.0%

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON EAGLE MID CAP GROWTH FUND

COMMON STOCKS—99.4%	Shares	Value
Aerospace & defense—1.6%
Axon Enterprise, Inc.*	288,200	$58,934,018
TransDigm Group, Inc.*	37,471	31,029,360

Beverages—2.8%
Celsius Holdings, Inc.*	544,328	82,786,846
Monster Beverage Corp.*	1,413,775	72,243,902

Biotechnology—3.3%
Alnylam Pharmaceuticals, Inc.*	196,378	29,810,180
Apellis Pharmaceuticals, Inc.*	326,274	15,876,493
BioMarin Pharmaceutical, Inc.*	317,492	25,859,723
Karuna Therapeutics, Inc.*	129,352	21,551,337
Moderna, Inc.*	237,871	18,068,681
Neurocrine Biosciences, Inc.*	532,968	59,127,470
Sarepta Therapeutics, Inc.*	158,422	10,663,385

Building products—0.9%
Fortune Brands Innovations, Inc.	906,970	50,608,926

Capital markets—6.1%
LPL Financial Holdings, Inc.	448,520	100,701,710
MarketAxess Holdings, Inc.	276,426	59,086,057
Moody’s Corp.	261,133	80,428,964
MSCI, Inc.	214,421	101,110,223

Chemicals—1.3%
Albemarle Corp.	252,299	31,986,467
Corteva, Inc.	849,354	40,887,902

Commercial services & supplies—4.4%
RB Global, Inc.	1,838,343	120,227,632
Waste Connections, Inc.	963,753	124,806,014

Communications equipment—0.8%
Arista Networks, Inc.*	231,199	46,325,344

Construction & engineering—0.7%
Quanta Services, Inc.	244,035	40,783,129

Construction materials—1.6%
Martin Marietta Materials, Inc.	214,585	87,752,390

Consumer staples distribution & retail—1.3%
Casey’s General Stores, Inc.	262,946	71,497,647

Electrical equipment—1.6%
Rockwell Automation, Inc.	153,012	40,213,084
Vertiv Holdings Co.	1,257,608	49,386,266

Electronic equipment, instruments & components—0.7%
Cognex Corp.	1,066,150	38,370,739

Energy equipment & services—4.0%
Baker Hughes Co.	4,202,424	144,647,434
Halliburton Co.	1,955,030	76,910,880

Entertainment—0.8%
Take-Two Interactive Software, Inc.*	315,972	42,261,255

Financial services—2.2%
FleetCor Technologies, Inc.*	122,431	27,567,788
Global Payments, Inc.	542,770	57,653,029
Toast, Inc., Class A*	2,241,131	35,835,685

Food products—0.5%
Freshpet, Inc.*	486,135	27,904,149

Ground transportation—2.1%
Old Dominion Freight Line, Inc.	312,483	117,699,847

COMMON STOCKS—99.4%	Shares	Value
Health care equipment & supplies—5.5%
Align Technology, Inc.*	196,044	$ 36,187,762
DexCom, Inc.*	1,059,777	94,139,991
IDEXX Laboratories, Inc.*	212,807	85,010,012
Penumbra, Inc.*	258,083	49,332,566
Shockwave Medical, Inc.*	212,286	43,786,110

Health care providers & services—2.4%
Cencora, Inc.	505,388	93,572,588
Chemed Corp.	68,369	38,467,818

Health care technology—1.3%
Veeva Systems, Inc., Class A*	362,086	69,777,593

Hotels, restaurants & leisure—6.5%
Caesars Entertainment, Inc.*	764,404	30,492,075
Chipotle Mexican Grill, Inc.*	41,714	81,016,931
DraftKings, Inc., Class A*	1,536,673	42,442,908
Hyatt Hotels Corp., Class A	603,184	61,790,169
Planet Fitness, Inc., Class A*	1,247,062	68,925,117
Vail Resorts, Inc.	353,908	75,116,973

Industrial real estate investment trusts (REITs)—0.8%
EastGroup Properties, Inc.	277,472	45,297,304

Interactive media & services—0.7%
Match Group, Inc.*	1,166,436	40,358,686

IT services—1.1%
Gartner, Inc.*	178,145	59,151,266

Life sciences tools & services—4.5%
10X Genomics, Inc., Class A*	536,691	18,934,458
Bio-Techne Corp.	533,265	29,132,267
IQVIA Holdings, Inc.*	386,979	69,977,413
Medpace Holdings, Inc.*	100,303	24,340,529
Repligen Corp.*	205,675	27,675,628
West Pharmaceutical Services, Inc.	256,681	81,698,996

Machinery—2.6%
Chart Industries, Inc.*	302,045	35,106,691
Westinghouse Air Brake Technologies Corp.	1,009,917	107,071,400

Media—1.3%
The Trade Desk, Inc., Class A*	1,024,003	72,663,253

Oil, gas & consumable fuels—1.0%
Antero Resources Corp.*	1,918,936	56,493,476

Pharmaceuticals—0.8%
Zoetis, Inc.	270,396	42,452,172

Professional services—2.5%
Booz Allen Hamilton Holding Corp.	716,236	85,898,183
Paycom Software, Inc.	224,112	54,900,717

Real estate management & development—1.0%
CoStar Group, Inc.*	773,508	56,783,222

Semiconductors & semiconductor equipment—4.7%
Entegris, Inc.	1,058,562	93,195,798
Marvell Technology, Inc.	1,931,614	91,210,813
Monolithic Power Systems, Inc.	179,697	79,379,353

Software—15.2%
BILL Holdings, Inc.*	599,449	54,723,699
Crowdstrike Holdings, Inc., Class A*	722,246	127,671,425
Datadog, Inc., Class A*	764,425	62,277,705
Fair Isaac Corp.*	43,284	36,612,637

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2023

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)

COMMON STOCKS—99.4%	Shares	Value

Software (cont'd)
Five9, Inc.*	506,887	$ 29,333,551
HubSpot, Inc.*	95,596	40,510,717
Palo Alto Networks, Inc.*	280,303	68,119,235
PTC, Inc.*	559,794	78,606,274
Synopsys, Inc.*	454,853	213,526,192
Tyler Technologies, Inc.*	231,409	86,292,416
Unity Software, Inc.*	1,926,538	48,876,269

Specialized real estate investment trusts (REITs)— 1.3%
SBA Communications Corp.	347,735	72,547,953

Specialty retail—4.9%
AutoZone, Inc.*	19,798	49,042,220
Five Below, Inc.*	284,188	49,443,028
Ross Stores, Inc.	918,014	106,462,083
Ulta Beauty, Inc.*	178,351	68,007,020

Textiles, apparel & luxury goods—1.1%
Lululemon Athletica, Inc.*	153,405	60,361,799

Trading companies & distributors—3.5%
United Rentals, Inc.	172,645	70,140,484
W.W. Grainger, Inc.	171,208	124,952,735
Total common stocks (cost $4,464,411,242)		5,529,891,636

Total investment portfolio (cost $4,464,411,242)—99.4%		5,529,891,636

Other assets in excess of liabilities—0.6%		31,246,160

Total net assets—100.0%		$5,561,137,796

* Non-income producing security

Sector allocation (Unaudited)

Sector	Percent of net assets
Information technology	22.5%
Industrials	20.0%
Health care	17.7%
Consumer discretionary	12.5%
Financials	8.3%
Energy	5.0%
Consumer staples	4.6%
Real estate	3.1%
Materials	2.9%
Communication services	2.8%

CARILLON EAGLE SMALL CAP GROWTH FUND

COMMON STOCKS—100.6%	Shares	Value
Aerospace & defense—3.4%
AeroVironment, Inc.*	55,129	$6,321,091
Woodward, Inc.	90,344	11,265,897

Beverages—2.4%
Celsius Holdings, Inc.*	81,205	12,350,468

Biotechnology—6.8%
89bio, Inc.*	216,789	1,604,239
Aldeyra Therapeutics, Inc.*	297,056	507,966
Alkermes PLC*	146,956	3,554,866
Arrowhead Pharmaceuticals, Inc.*	159,623	3,925,130
Blueprint Medicines Corp.*	65,421	3,850,680
Cytokinetics, Inc.*	59,042	2,058,204
Denali Therapeutics, Inc.*	91,027	1,714,038
Halozyme Therapeutics, Inc.*	127,769	4,327,536
Insmed, Inc.*	157,567	3,948,629
Intellia Therapeutics, Inc.*	77,381	1,938,394
Karuna Therapeutics, Inc.*	8,381	1,396,358
Vaxcyte, Inc.*	102,858	4,947,470
Viridian Therapeutics, Inc.*	125,123	1,564,037

Building products—1.7%
Zurn Elkay Water Solutions Corp.	333,515	8,824,807

Capital markets—4.9%
LPL Financial Holdings, Inc.	31,940	7,171,169
MarketAxess Holdings, Inc.	11,864	2,535,930
PJT Partners, Inc., Class A	204,872	16,053,770

Chemicals—3.0%
Livent Corp.*(a)	309,829	4,520,405
Quaker Chemical Corp.	76,874	11,048,331

Commercial services & supplies—6.0%
Casella Waste Systems, Inc., Class A*	61,786	4,661,754
MSA Safety, Inc.	71,780	11,332,626
RB Global, Inc.	230,361	15,065,609

Construction materials—2.8%
Summit Materials, Inc., Class A*	444,401	14,620,793

Consumer finance—2.0%
FirstCash Holdings, Inc.	96,217	10,479,956

Consumer staples distribution & retail—1.4%
Casey’s General Stores, Inc.	25,972	7,062,047

Diversified consumer services—0.8%
OneSpaWorld Holdings Ltd.*	374,692	3,926,772

Electrical equipment—3.6%
nVent Electric PLC	98,679	4,749,420
Shoals Technologies Group, Inc., Class A*	241,225	3,705,216
Thermon Group Holdings, Inc.*	317,039	8,461,771
Vicor Corp.*(a)	52,163	2,020,795

Energy equipment & services—2.4%
Liberty Energy, Inc.	640,496	12,617,771

Food products—2.0%
Freshpet, Inc.*	64,409	3,697,077
The Simply Good Foods Co.*	183,636	6,847,786

Ground transportation—2.4%
Landstar System, Inc.	76,352	12,581,283

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios 10.31.2023

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)

COMMON STOCKS—100.6%	Shares	Value
Health care equipment & supplies—5.6%
CONMED Corp.	23,439	$ 2,284,365
Haemonetics Corp.*	79,032	6,735,897
Inmode Ltd.*	77,578	1,481,740
iRhythm Technologies, Inc.*	25,098	1,970,695
Lantheus Holdings, Inc.*	103,203	6,666,914
Merit Medical Systems, Inc.*	108,014	7,424,882
Shockwave Medical, Inc.*	13,051	2,691,899

Health care providers & services—2.5%
Guardant Health, Inc.*	82,369	2,131,710
HealthEquity, Inc.*	64,980	4,657,766
Progyny, Inc.*	97,887	3,020,793
The Ensign Group, Inc.	33,349	3,221,513

Health care technology—1.4%
Evolent Health, Inc., Class A*	236,182	5,769,926
Schrodinger, Inc.*	79,003	1,714,365

Hotels, restaurants & leisure—6.3%
Cava Group, Inc.*(a)	77,558	2,450,057
Everi Holdings, Inc.*	395,434	4,266,733
Planet Fitness, Inc., Class A*	99,691	5,509,922
SeaWorld Entertainment, Inc.*	161,154	6,942,514
Wingstop, Inc.	42,699	7,804,096
Xponential Fitness, Inc., Class A*	409,857	5,848,660

Industrial real estate investment trusts (REITs)—2.0%
EastGroup Properties, Inc.	65,311	10,662,021

Insurance—1.4%
Kinsale Capital Group, Inc.	22,418	7,485,594

Interactive media & services—0.8%
Bumble, Inc., Class A*	289,796	3,894,858

Life sciences tools & services—0.5%
Medpace Holdings, Inc.*	10,360	2,514,061

Machinery—2.9%
Chart Industries, Inc.*	45,048	5,235,929
Esab Corp.	103,361	6,542,751
Federal Signal Corp.	56,421	3,274,675

Media—0.4%
TechTarget, Inc.*	88,722	2,234,020

Oil, gas & consumable fuels—5.8%
Antero Resources Corp.*	133,268	3,923,410
Chord Energy Corp.	46,801	7,737,141
Viper Energy Partners LP	655,454	18,667,330

Personal care products—0.7%
elf Beauty, Inc.*	39,438	3,653,142

Pharmaceuticals—1.2%
Intra-Cellular Therapies, Inc.*	124,403	6,190,293

Professional services—0.6%
Parsons Corp.*	53,424	3,021,127

Semiconductors & semiconductor equipment—6.4%
Impinj, Inc.*	51,251	3,311,327
Lattice Semiconductor Corp.*	173,939	9,672,748
Onto Innovation, Inc.*	43,741	4,915,176
Rambus, Inc.*	104,035	5,652,222
Silicon Laboratories, Inc.*	108,073	9,962,169

COMMON STOCKS—100.6%	Shares	Value
Software—10.5%
Appfolio, Inc., Class A*	35,482	$ 6,655,359
Confluent, Inc., Class A*	93,455	2,701,784
Five9, Inc.*	74,296	4,299,509
Freshworks, Inc., Class A*	530,821	9,522,929
Monday.com Ltd.*	56,338	7,323,377
PROS Holdings, Inc.*	218,892	6,818,486
Rapid7, Inc.*	82,618	3,840,911
Smartsheet, Inc., Class A*	187,233	7,403,193
Sprout Social, Inc., Class A*	114,968	4,975,815
Varonis Systems, Inc.*	38,432	1,292,852

Specialty retail—2.7%
Boot Barn Holdings, Inc.*	84,407	5,866,287
Five Below, Inc.*	46,344	8,062,929

Technology hardware, storage & peripherals—1.1%
Super Micro Computer, Inc.*	24,833	5,946,759

Trading companies & distributors—2.2%
Herc Holdings, Inc.	42,424	4,530,459
WESCO International, Inc.	52,274	6,701,527
Total common stocks (cost $460,831,578)		524,346,708

MONEY MARKET FUNDS—0.8%
First American Government Obligations Fund—Class X, 5.28%#	4,084,477	4,084,477
Total money market funds (cost $4,084,477)		4,084,477

Total investment portfolio (cost $464,916,055)—101.4%		528,431,185

Liabilities in excess of other assets—(1.4)%		(7,315,352)

Total net assets—100.0%		$521,115,833

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $4,013,592 or 0.8% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Industrials	22.7%
Information technology	18.1%
Health care	18.0%
Consumer discretionary	9.7%
Financials	8.4%
Energy	8.2%
Consumer staples	6.5%
Materials	5.8%
Real estate	2.0%
Communication services	1.2%
Money market funds	0.8%

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios 10.31.2023

CARILLON SCOUT MID CAP FUND

COMMON STOCKS—98.6%	Shares	Value
Aerospace & defense—2.0%
BWX Technologies, Inc.	176,865	$13,137,532
Huntington Ingalls Industries, Inc.	47,900	10,529,378
L3Harris Technologies, Inc.	36,273	6,507,739
Textron, Inc.	387,692	29,464,592

Automobile components—0.3%
Lear Corp.	71,420	9,267,459

Automobiles—0.1%
Thor Industries, Inc.	41,188	3,621,661

Banks—2.2%
Citizens Financial Group, Inc.	924,843	21,669,072
Commerce Bancshares, Inc.	106,971	4,691,748
First Horizon Corp.	3,921,815	42,159,511

Beverages—0.7%
Monster Beverage Corp.*	437,608	22,361,769

Biotechnology—3.3%
BioMarin Pharmaceutical, Inc.*	733,248	59,723,050
Exelixis, Inc.*	353,551	7,279,615
Neurocrine Biosciences, Inc.*	301,201	33,415,239

Building products—1.4%
Builders FirstSource, Inc.*	46,980	5,098,270
Carrier Global Corp.	386,995	18,444,182
Owens Corning	164,485	18,647,664

Capital markets—4.2%
Cboe Global Markets, Inc.	511,298	83,796,629
Evercore, Inc., Class A	290,403	37,804,663
Morningstar, Inc.	29,971	7,589,856

Chemicals—1.6%
CF Industries Holdings, Inc.	134,385	10,721,235
Corteva, Inc.	257,075	12,375,591
Huntsman Corp.	238,400	5,561,872
The Mosaic Co.	287,721	9,345,178
Westlake Corp.	103,148	11,899,153

Commercial services & supplies—2.1%
Clean Harbors, Inc.*	144,663	22,230,363
Copart, Inc.*	289,608	12,603,740
RB Global, Inc.	448,554	29,335,432

Communications equipment—1.3%
Arista Networks, Inc.*	180,524	36,171,594
Lumentum Holdings, Inc.*	116,815	4,580,316

Construction & engineering—3.2%
Quanta Services, Inc.	583,575	97,527,054

Construction materials—1.9%
Eagle Materials, Inc.	165,434	25,461,947
Martin Marietta Materials, Inc.	38,182	15,614,147
Vulcan Materials Co.	90,487	17,779,791

Consumer staples distribution—1.5%
Albertsons Cos., Inc., Class A	885,162	19,208,015
Casey’s General Stores, Inc.	94,706	25,751,509

Distributors—0.3%
LKQ Corp.	199,692	8,770,473

Electric utilities—1.9%
Evergy, Inc.	440,604	21,651,280
PPL Corp.	1,487,331	36,543,723

COMMON STOCKS—98.6%	Shares	Value
Electrical equipment—2.1%
AMETEK, Inc.	137,826	$ 19,401,766
Generac Holdings, Inc.*	54,184	4,555,249
Hubbell, Inc.	134,634	36,364,643
Rockwell Automation, Inc.	10,491	2,757,140

Electronic equipment, instruments & components—1.1%
Flex Ltd.*	530,559	13,645,977
Keysight Technologies, Inc.*	141,854	17,313,281
Zebra Technologies Corp., Class A*	9,981	2,090,321

Energy equipment & services—2.9%
Baker Hughes Co.	636,236	21,899,243
Halliburton Co.	75,374	2,965,213
Noble Corp. PLC	898,754	41,962,825
Transocean Ltd.*	3,232,471	21,398,958

Entertainment—2.0%
Live Nation Entertainment, Inc.*	230,735	18,463,415
Take-Two Interactive Software, Inc.*	166,769	22,305,354
TKO Group Holdings, Inc.	264,783	21,706,910

Financial services—0.3%
Jack Henry & Associates, Inc.	62,329	8,787,766

Food products—1.6%
Darling Ingredients, Inc.*	714,447	31,642,858
The Hershey Co.	32,933	6,169,997
Tyson Foods, Inc., Class A	225,206	10,438,298

Gas utilities—0.8%
Atmos Energy Corp.	226,832	24,420,733

Ground transportation—0.6%
Knight-Swift Transportation Holdings, Inc.	171,943	8,406,293
U-Haul Holding Co.	228,191	10,772,897

Health care equipment & supplies—1.1%
Align Technology, Inc.*	6,300	1,162,917
Edwards Lifesciences Corp.*	300,190	19,128,107
Insulet Corp.*	50,356	6,675,695
Omnicell, Inc.*	187,140	6,650,955

Health care providers & services—3.3%
Cencora, Inc.	161,413	29,885,617
Centene Corp.*	523,513	36,111,926
Henry Schein, Inc.*	183,163	11,901,932
Molina Healthcare, Inc.*	66,198	22,040,624

Hotel & resort real estate investment trusts (REITs)—0.2%
Host Hotels & Resorts, Inc.	437,259	6,768,769

Hotels, restaurants & leisure—4.0%
Boyd Gaming Corp.	308,501	17,044,680
Chipotle Mexican Grill, Inc.*	15,708	30,508,078
Darden Restaurants, Inc.	22,938	3,338,167
Las Vegas Sands Corp.	784,487	37,231,753
Texas Roadhouse, Inc.	163,300	16,581,482
Vail Resorts, Inc.	83,035	17,624,179

Household durables—1.2%
D.R. Horton, Inc.	111,343	11,624,209
Garmin Ltd.	41,904	4,296,417
NVR, Inc.*	4,086	22,115,966

Industrial real estate investment trusts (REITs)—2.5%
EastGroup Properties, Inc.	181,541	29,636,568
STAG Industrial, Inc.	1,409,198	46,813,558

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON SCOUT MID CAP FUND (cont’d)

COMMON STOCKS—98.6%	Shares	Value
Insurance—6.4%
Arch Capital Group Ltd.*	521,194	$ 45,177,096
Axis Capital Holdings Ltd.	350,234	19,998,361
Brown & Brown, Inc.	466,358	32,374,572
Everest Group Ltd.	89,291	35,325,305
First American Financial Corp.	171,526	8,823,298
Kinsale Capital Group, Inc.	83,762	27,968,969
White Mountains Insurance Group Ltd.	18,426	26,363,000

IT services—1.1%
DXC Technology Co.*	328,632	6,628,508
Gartner, Inc.*	78,680	26,124,907

Leisure products—0.9%
Brunswick Corp.	220,290	15,303,546
Polaris, Inc.	97,521	8,427,765
YETI Holdings, Inc.*	69,595	2,959,180

Life sciences tools & services—0.7%
Agilent Technologies, Inc.	211,687	21,882,085

Machinery—2.9%
AGCO Corp.	85,984	9,858,925
Chart Industries, Inc.*	318,263	36,991,709
Ingersoll Rand, Inc.	99,273	6,023,886
Parker-Hannifin Corp.	42,765	15,776,436
The Timken Co.	285,702	19,747,722

Marine transportation—0.2%
Kirby Corp.*	63,447	4,739,491

Media—0.1%
Fox Corp., Class A	86,803	2,637,943

Metals & mining—1.6%
Agnico Eagle Mines Ltd.	269,368	12,636,053
Alamos Gold, Inc., Class A	1,124,461	13,920,827
Freeport-McMoRan, Inc.	163,223	5,513,673
Nucor Corp.	106,405	15,725,595

Multi-utilities—2.7%
CenterPoint Energy, Inc.	2,397,615	64,447,891
WEC Energy Group, Inc.	217,249	17,681,896

Oil, gas & consumable fuels—4.8%
Cameco Corp.	436,559	17,859,629
Cheniere Energy, Inc.	117,722	19,591,295
Chesapeake Energy Corp.	390,800	33,640,064
Hess Corp.	222,109	32,072,539
Pioneer Natural Resources Co.	142,662	34,096,218
Valero Energy Corp.	72,900	9,258,300

Passenger airlines—1.0%
Delta Air Lines, Inc.	783,058	24,470,563
Southwest Airlines Co.	207,457	4,611,769

Professional services—1.3%
Booz Allen Hamilton Holding Corp.	241,632	28,978,926
FTI Consulting, Inc.*	25,770	5,469,940
Paycom Software, Inc.	23,792	5,828,326

Real estate management & development—0.5%
CoStar Group, Inc.*	175,372	12,874,059
Zillow Group, Inc., Class A*	55,476	1,971,062

Residential real estate investment trusts (REITs)—0.6%
Mid-America Apartment Communities, Inc.	144,875	17,116,981

Retail real estate investment trusts (REITs)—0.9%
Agree Realty Corp.	502,416	28,105,151

COMMON STOCKS—98.6%	Shares	Value
Semiconductors & semiconductor equipment—3.3%
KLA Corp.	16,660	$ 7,825,202
Marvell Technology, Inc.	545,188	25,743,777
Microchip Technology, Inc.	34,541	2,462,428
Monolithic Power Systems, Inc.	28,215	12,463,694
ON Semiconductor Corp.*	166,120	10,405,757
Skyworks Solutions, Inc.	114,742	9,952,721
Teradyne, Inc.	283,031	23,567,991
Universal Display Corp.	54,032	7,520,174

Software—10.5%
AppLovin Corp., Class A*	753,384	27,453,313
Cadence Design Systems, Inc.*	68,446	16,416,773
Crowdstrike Holdings, Inc., Class A*	286,604	50,662,989
Palantir Technologies, Inc., Class A*	9,480,396	140,309,861
Splunk, Inc.*	172,167	25,336,096
Teradata Corp.*	938,721	40,102,161
Workday, Inc., Class A*	93,655	19,827,700

Specialty retail—3.5%
Floor & Decor Holdings, Inc., Class A*	49,976	4,118,022
Murphy USA, Inc.	70,222	25,468,817
O’Reilly Automotive, Inc.*	31,022	28,864,110
Ross Stores, Inc.	106,963	12,404,499
Tractor Supply Co.	127,166	24,487,085
Ulta Beauty, Inc.*	29,370	11,199,075

Technology hardware, storage & peripherals—1.5%
Dell Technologies, Inc., Class C	336,038	22,484,302
Pure Storage, Inc., Class A*	664,623	22,470,904

Textiles, apparel & luxury goods—1.1%
Lululemon Athletica, Inc.*	88,977	35,010,670

Trading companies & distributors—1.3%
United Rentals, Inc.	61,641	25,042,889
W.W. Grainger, Inc.	19,381	14,144,835
Total common stocks (cost $2,716,647,273)		3,007,702,084

Total investment portfolio (cost $2,716,647,273)—98.6%		3,007,702,084

Other assets in excess of liabilities—1.4%		42,950,548

Total net assets—100.0%		$3,050,652,632

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	18.7%
Industrials	18.0%
Financials	13.2%
Consumer discretionary	11.5%
Health care	8.4%
Energy	7.7%
Utilities	5.4%
Materials	5.1%
Real estate	4.7%
Consumer staples	3.8%
Communication services	2.1%

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2023

CARILLON SCOUT SMALL CAP FUND

COMMON STOCKS—99.7%	Shares	Value
Aerospace & defense—2.3%
Kratos Defense & Security Solutions, Inc.*	296,704	$5,058,803

Air freight & logistics—1.3%
Forward Air Corp.	44,963	2,896,067

Automobile components—2.6%
Patrick Industries, Inc.	50,806	3,818,071
Stoneridge, Inc.*	118,428	1,926,824

Automobiles—1.4%
Thor Industries, Inc.	36,120	3,176,032

Banks—2.2%
Axos Financial, Inc.*	66,629	2,400,643
Hilltop Holdings, Inc.	87,688	2,421,942

Biotechnology—6.6%
Coherus Biosciences, Inc.*	286,262	958,978
Eagle Pharmaceuticals, Inc.*	61,161	839,741
Halozyme Therapeutics, Inc.*	123,543	4,184,401
Insmed, Inc.*	138,871	3,480,107
Vericel Corp.*	148,129	5,211,178

Capital markets—3.3%
Cohen & Steers, Inc.	67,040	3,502,170
PJT Partners, Inc., Class A	47,854	3,749,839

Chemicals—1.8%
Balchem Corp.	34,543	4,015,278

Commercial services & supplies—0.9%
Aris Water Solutions, Inc., Class A	242,581	2,025,551

Construction & engineering—1.8%
Dycom Industries, Inc.*	46,437	3,955,504

Consumer staples distribution & retail—2.4%
Performance Food Group Co.*	91,887	5,307,393

Diversified consumer services—1.5%
OneSpaWorld Holdings Ltd.*	327,240	3,429,475

Electrical equipment—1.2%
Vicor Corp.*	68,304	2,646,097

Electronic equipment, instruments & components—8.8%
Advanced Energy Industries, Inc.	39,134	3,414,833
Coherent Corp.*	81,525	2,413,140
ePlus, Inc.*	70,064	4,379,000
Fabrinet*	37,065	5,745,075
Plexus Corp.*	36,992	3,637,053

Energy equipment & services—1.3%
Core Laboratories, Inc.	133,377	2,856,935

Financial services—1.3%
I3 Verticals, Inc., Class A*	150,736	2,826,300

Health care equipment & supplies—6.7%
ICU Medical, Inc.*	19,796	1,941,196
Integer Holdings Corp.*	47,723	3,873,676
Lantheus Holdings, Inc.*	49,458	3,194,987
LeMaitre Vascular, Inc.	87,607	4,255,948
Omnicell, Inc.*	49,732	1,767,475

Health care providers & services—6.0%
AMN Healthcare Services, Inc.*	53,042	4,023,766
HealthEquity, Inc.*	77,969	5,588,818
ModivCare, Inc.*	26,911	1,136,721
U.S. Physical Therapy, Inc.	29,960	2,519,935

Health care real estate investment trusts (REITs)—1.7%
CareTrust REIT, Inc.	177,712	3,824,362

COMMON STOCKS—99.7%	Shares	Value
Health care technology—0.8%
Certara, Inc.*	144,614	$ 1,762,845

Hotels, restaurants & leisure—1.5%
Lindblad Expeditions Holdings, Inc.*	146,626	912,014
The Cheesecake Factory, Inc.	76,675	2,382,292

Household durables—3.6%
Installed Building Products, Inc.	42,930	4,793,993
LGI Homes, Inc.*	33,592	3,174,780

Interactive media & services—1.3%
Ziff Davis, Inc.*	47,219	2,854,861

Life sciences tools & services—2.7%
Medpace Holdings, Inc.*	24,653	5,982,544

Machinery—3.5%
Albany International Corp., Class A	46,113	3,763,282
Chart Industries, Inc.*	34,680	4,030,856

Media—0.7%
Magnite, Inc.*	223,803	1,486,052

Metals & mining—1.5%
Materion Corp.	35,211	3,414,763

Oil, gas & consumable fuels—1.8%
Excelerate Energy, Inc., Class A	109,111	1,551,559
Kimbell Royalty Partners LP	152,370	2,456,204

Pharmaceuticals—2.3%
Pacira BioSciences, Inc.*	69,300	1,958,418
Supernus Pharmaceuticals, Inc.*	133,691	3,188,530

Professional services—3.0%
Insperity, Inc.	52,675	5,575,122
TTEC Holdings, Inc.	59,525	1,225,025

Residential real estate investment trusts (REITs)—0.8%
UMH Properties, Inc.	126,137	1,741,952

Semiconductors & semiconductor equipment—6.2%
Ambarella, Inc.*	51,931	2,336,376
Credo Technology Group Holding Ltd.*	255,023	3,626,427
Impinj, Inc.*	44,836	2,896,854
Power Integrations, Inc.	44,638	3,094,752
Ultra Clean Holdings, Inc.*	76,574	1,827,056

Software—9.3%
Box, Inc., Class A*	165,132	4,105,181
Envestnet, Inc.*	47,703	1,765,011
Intapp, Inc.*	72,088	2,465,410
PagerDuty, Inc.*	110,921	2,237,277
Qualys, Inc.*	29,963	4,582,841
The Descartes Systems Group, Inc.*	56,025	4,045,565
Verint Systems, Inc.*	76,482	1,438,626

Textiles, apparel & luxury goods—1.3%
G-III Apparel Group Ltd.*	116,866	2,985,926

Trading companies & distributors—4.3%
Applied Industrial Technologies, Inc.	41,548	6,378,033
Global Industrial Co.	100,947	3,225,257
Total common stocks (cost $169,476,927)		221,668,998

Total investment portfolio (cost $169,476,927)—99.7%		221,668,998

Other assets in excess of liabilities - 0.3%		775,372

Total net assets—100.0%		$222,444,370

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON SCOUT SMALL CAP FUND (cont’d)

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	25.1%
Information technology	24.3%
Industrials	18.3%
Consumer discretionary	12.0%
Financials	6.7%
Materials	3.3%
Energy	3.1%
Real estate	2.5%
Consumer staples	2.4%
Communication services	2.0%

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—26.6%	Principal Amount	Value
Aerospace & defense—0.4%
RTX Corp., 5.15%, 02/27/33	2,240,000	$2,066,560

Airlines—2.1%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 04/01/29	697,637	667,564
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 08/15/27	4,428,396	4,218,199
British Airways, Pass Through Trust, Series 2020-1, Class A, 144A, 4.25%, 11/15/32	1,024,018	915,678
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/28	1,415,566	1,221,725
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 05/15/32	1,295,899	1,085,006
Series 2020-1, Class A, 4.00%, 11/15/32	1,158,424	1,023,348
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 12/01/27	234,843	213,443
Series 2016-2, Class AA, 2.88%, 10/07/28	689,914	598,402
Series 2018-1, Class AA, 3.50%, 09/01/31	349,392	308,955

Auto manufacturers—1.9%
General Motors Financial Co., Inc.,
1.25%, 01/08/26	3,580,000	3,208,350
3.10%, 01/12/32	1,105,000	840,272
6.05%, 10/10/25	2,585,000	2,574,367
Volkswagen Group of America Finance LLC, 144A, 3.75%, 05/13/30	3,105,000	2,653,813

Banks—7.8%
Bank of America Corp.
(Fixed until 10/20/31, then SOFR + 1.21%), 2.57%, 10/20/32	2,270,000	1,700,100
(Fixed until 04/27/32, then SOFR + 1.83%), 4.57%, 04/27/33	2,340,000	2,018,037
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	4,870,000	4,354,156
Citigroup, Inc.
(Fixed until 01/25/32, then SOFR + 1.35%), 3.06%, 01/25/33	2,605,000	2,005,612
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	7,670,000	6,226,658
HSBC Holdings PLC, 4.95%, 03/31/30	2,285,000	2,101,894

CORPORATE BONDS—26.6%	Principal Amount	Value

Banks (cont'd)
JPMorgan Chase & Co.
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	2,100,000	$1,636,099
(Fixed until 04/26/32, then SOFR + 1.80%), 4.59%, 04/26/33	3,745,000	3,291,553
(Fixed until 07/25/32, then SOFR + 2.08%), 4.91%, 07/25/33	4,325,000	3,884,844
The PNC Financial Services Group, Inc. (Fixed until 10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	1,290,000	1,214,812
Wells Fargo & Co.
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	3,325,000	2,617,994
(Fixed until 04/04/30, then 3 Month Term SOFR + 4.03%), 4.48%, 04/04/31	3,045,000	2,705,524
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	4,520,000	3,972,869

Biotechnology—0.1%
Amgen, Inc., 5.25%, 03/02/33	655,000	610,855

Capital markets—2.8%
Morgan Stanley (Fixed until 01/21/32, then SOFR + 1.29%), 2.94%, 01/21/33	6,690,000	5,133,893
The Bank of New York Mellon Corp. (Fixed until 04/26/33, then SOFR + 1.61%), 4.97%, 04/26/34	2,775,000	2,490,111
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	5,155,000	4,007,463
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	1,825,000	1,618,524
(Fixed until 08/13/29, then 3 Month LIBOR USD + 1.47%), 144A, 3.13%, 08/13/30	625,000	516,698

Containers & packaging—0.5%
Sonoco Products Co., 3.13%, 05/01/30	2,695,000	2,230,799

Electric—4.5%
Appalachian Power Co., 2.70%, 04/01/31	3,005,000	2,366,204
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	500,000	430,265
DTE Electric Co., 5.20%, 04/01/33	2,380,000	2,242,194
Duke Energy Florida LLC,
1.75%, 06/15/30	1,880,000	1,446,561
5.65%, 04/01/40	2,590,000	2,362,369
Duke Energy Progress LLC, 5.25%, 03/15/33	1,990,000	1,875,441
Entergy Arkansas LLC,
3.35%, 06/15/52	2,050,000	1,231,560
5.30%, 09/15/33	2,105,000	1,966,601
Florida Power & Light Co., 2.88%, 12/04/51	2,715,000	1,539,533
Indianapolis Power & Light Co., 144A, 5.65%, 12/01/32	2,150,000	2,056,575
MidAmerican Energy Co., 5.35%, 01/15/34	1,190,000	1,144,018
Monongahela Power Co., 144A, 5.85%, 02/15/34	1,590,000	1,514,738
Public Service Co. of New Hampshire, 5.35%, 10/01/33	1,490,000	1,421,172
Wisconsin Public Service Corp., 2.85%, 12/01/51	845,000	466,511

Electric utilities—1.4%
IPALCO Enterprises, Inc., 4.25%, 05/01/30	2,515,000	2,165,806
Wisconsin Power and Light Co.,
1.95%, 09/16/31	1,650,000	1,224,032
3.95%, 09/01/32	1,680,000	1,445,406
4.95%, 04/01/33	2,150,000	1,968,540

Equity real estate investment trusts (REITs)—1.0%
Agree LP, 2.00%, 06/15/28	3,940,000	3,230,791
Ventas Realty LP, 4.75%, 11/15/30	1,515,000	1,354,732

Hotels, restaurants & leisure—0.8%
McDonald’s Corp., 4.95%, 08/14/33	4,240,000	3,933,547

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2023

CARILLON REAMS CORE BOND FUND (cont’d)

CORPORATE BONDS—26.6%	Principal Amount	Value
Insurance—0.6%
Equitable Financial Life Global Funding, 144A, 1.70%, 11/12/26	625,000	$546,040
MetLife, Inc., 5.38%, 07/15/33	2,650,000	2,478,051

Multi-utilities—1.4%
CenterPoint Energy, Inc., 2.50%, 09/01/24	2,015,000	1,955,971
Dominion Energy, Inc., 3.38%, 04/01/30	1,540,000	1,295,080
Public Service Enterprise Group, Inc., 2.45%, 11/15/31	2,195,000	1,658,964
WEC Energy Group, Inc., 1.80%, 10/15/30	2,670,000	1,996,778

Oil, gas & consumable fuels—0.4%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	2,395,000	2,102,548

Tobacco—0.4%
Altria Group, Inc., 2.45%, 02/04/32	2,580,000	1,882,742

Transportation—0.5%
Burlington Northern Santa Fe LLC, 2.88%, 06/15/52	1,740,000	992,981
Canadian National Railway Co., 5.85%, 11/01/33	1,150,000	1,145,908
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	2,941	2,904
Series 2005, 5.08%, 01/02/29	126,690	123,227
Series 2006, 5.87%, 07/02/30	149,805	147,652
Total corporate bonds (cost $148,364,015)		129,649,619

MORTGAGE AND ASSET-BACKED SECURITIES—64.5%
Asset-backed securities—18.0%
Ally Auto Receivables Trust,
Series 2022-3, Class A2, 5.29%, 06/16/25	1,042,626	1,040,771
Series 2023-1, Class A2, 5.76%, 11/15/26	3,670,000	3,662,162
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-1A, Class A, 144A, 3.83%, 08/20/28	4,135,000	3,807,637
Series 2022-4A, Class A, 144A, 4.77%, 02/20/29	4,300,000	4,044,231
Bank of America Auto Trust, Series 2023-1A, Class A2, 144A, 5.83%, 05/15/26	5,215,000	5,203,506
BMW Vehicle Lease Trust,
Series 2022-1, Class A3, 1.10%, 03/25/25	1,190,714	1,179,347
Series 2023-1, Class A2, 5.27%, 02/25/25	1,018,434	1,016,339
BMW Vehicle Owner Trust, Series 2022-A, Class A2A, 2.52%, 12/26/24	238,589	237,852
Capital One Prime Auto Receivables Trust, Series 2023-1, Class A2, 5.20%, 05/15/26	3,263,796	3,246,982
Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.80%, 11/16/26	3,100,000	3,094,046
Ford Credit Auto Owner Trust,
Series 2023-A, Class A2A, 5.14%, 03/15/26	1,811,877	1,803,161
Series 2023-B, Class A2B, (SOFR 30 Day Average + 0.49%), 5.81%, 06/15/26	2,570,000	2,567,449
GM Financial Consumer Automobile Receivables Trust,
Series 2020-3, Class A3, 0.45%, 04/16/25	643,582	639,305
Series 2023-3, Class A2A, 5.74%, 09/16/26	1,995,000	1,992,049
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/26/25	6,265,000	5,970,311
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22%, 10/21/25	2,883,058	2,871,030
Hyundai Auto Receivables Trust,
Series 2023-A, Class A2A, 5.19%, 12/15/25	3,152,920	3,140,534
Series 2023-B, Class A2A, 5.77%, 05/15/26	2,640,000	2,634,259
Invitation Homes Trust, Series 2018-SFR4, Class A (1 Month Term SOFR + 1.21%), 144A, 6.55%, 01/17/38	3,018,893	3,018,889

MORTGAGE AND ASSET-BACKED SECURITIES—64.5%	Principal Amount	Value
Asset-backed securities (cont'd)
Hyundai Auto Receivables Trust, (cont'd)
Mercedes-Benz Auto Lease Trust, Series 2023-A, Class A2, 5.24%, 11/17/25	4,085,000	$4,066,907
Mercedes-Benz Auto Receivables Trust,
Series 2022-1, Class A2, 5.26%, 10/15/25	2,073,727	2,068,540
Series 2023-1, Class A2, 5.09%, 01/15/26	1,652,094	1,645,752
Series 2023-2, Class A2, 5.92%, 11/16/26	3,740,000	3,739,333
Nissan Auto Receivables Owner Trust,
Series 2023-A, Class A2A, 5.34%, 02/17/26	2,570,000	2,559,987
Series 2023-B, Class A2A, 5.95%, 05/15/26	1,755,000	1,754,631
Series 2023-B, Class A2B (SOFR 30 Day Average + 0.56%), 4.12%, 05/15/26	2,550,000	2,548,430
Progress Residential Trust, Series 2019-SFR4, Class A, 144A, 2.69%, 10/17/36	1,976,071	1,910,716
STAR Trust,
Series 2021-SFR1, Class A (1 Month Term SOFR + 0.71%), 144A, 6.05%, 04/17/38	1,671,505	1,630,318
Series 2022-SFR3, Class A (1 Month Term SOFR + 1.65%), 144A, 6.98%, 05/17/24	3,272,275	3,268,225
Toyota Auto Receivables Owner Trust,
Series 2022-D, Class A2A, 5.27%, 01/15/26	1,436,760	1,432,238
Series 2023-A, Class A2, 5.05%, 01/15/26	1,591,255	1,584,658
Series 2023-B, Class A2A, 5.28%, 05/15/26	2,935,000	2,920,909
Series 2023-C, Class A2A, 5.60%, 08/17/26	2,825,000	2,815,402
USAA Auto Owner Trust, Series 2023-A, Class A2, 144A, 5.83%, 07/15/26	1,765,000	1,762,302
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	924,288	910,062

Commercial mortgage-backed securities—8.1%
Benchmark Mortgage Trust,
Series 2018-B5, Class A2, 4.08%, 07/15/51	566,483	537,783
Series 2020-B22, Class A2, 1.16%, 01/15/54	2,741,000	2,440,032
Series 2021-B23, Class A2, 1.62%, 02/15/54	1,160,000	1,014,733
Series 2021-B24, Class A2, 1.95%, 03/15/54	1,935,000	1,697,747
Series 2022-B33, Class A2, 3.32%, 03/15/55	1,905,000	1,675,356
BX Commercial Mortgage Trust, Series 2019-XL, Class A (1 Month Term SOFR + 1.03%), 144A, 6.37%, 10/15/36	661,249	657,498
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class AAB, 3.48%, 05/10/47	85,875	85,718
Citigroup Mortgage Loan Trust, Series 2021-INV1, Class A3A, 144A, VR, 2.50%, 05/25/51	966,105	705,747
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	1,895,000	1,692,368
Flagstar Mortgage Trust,
Series 2021-3INV, Class A2, 144A, VR, 2.50%, 06/25/51	1,380,839	1,008,714
Series 2021-3INV, Class A18, 144A, VR, 5.00%, 06/25/51	712,561	644,599
Series 2021-4, Class A5, 144A, VR, 2.50%, 06/01/51	496,923	407,299
Series 2021-6INV, Class A4, 144A, VR, 2.50%, 08/25/51	2,375,357	1,735,217
GS Mortgage Securities Trust, Series 2014-GC22, Class A5, 3.86%, 06/10/47	355,000	348,194
GS Mortgage-Backed Securities Trust,
Series 2021-GR2, Class A2, 144A, VR, 2.50%, 02/25/52	2,943,644	2,150,356
Series 2021-INV1, Class A2, 144A, VR, 2.50%, 12/25/51	530,763	388,722
Series 2021-PJ2, Class A2, 144A, VR, 2.50%, 07/25/51	925,445	676,045
Series 2022-LTV2, Class A21, 144A, VR, 4.00%, 12/25/52	1,327,152	1,168,309
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class ASB, 3.46%, 07/15/47	174,971	173,263

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON REAMS CORE BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—64.5%	Principal Amount	Value

Commercial mortgage-backed securities (cont'd)
JP Morgan Mortgage Trust,
Series 2021-14, Class A12, 144A, VR, 5.00%, 05/25/52	955,702	$865,642
Series 2021-3, Class A3, 144A, VR, 2.50%, 07/25/51	1,208,001	883,240
Series 2021-4, Class A3, 144A, VR, 2.50%, 08/25/51	934,444	682,619
Series 2021-7, Class A3, 144A, VR, 2.50%, 11/25/51	722,863	528,057
Series 2021-8, Class A3, 144A, VR, 2.50%, 12/25/51	861,193	629,108
Series 2021-INV4, Class A2A, 144A, VR, 2.50%, 01/25/52	1,275,242	931,574
Series 2021-INV8, Class A2, 144A, VR, 3.00%, 05/25/52	1,903,857	1,456,079
Series 2022-1, Class A2, 144A, VR, 3.00%, 07/25/52	1,821,846	1,391,079
Series 2022-4, Class A2A, 144A, VR, 3.00%, 10/25/52	733,444	559,108
Series 2022-6, Class A3, 144A, VR, 3.00%, 11/25/52	371,054	283,320
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A3, 144A, 2.81%, 03/12/49	460,000	425,585
Mello Mortgage Capital Acceptance Trust, Series 2021-INV1, Class A4, 144A, VR, 2.50%, 06/25/51	1,206,902	996,784
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-1, Class A1, 144A, VR, 4.00%, 02/25/53	1,367,818	1,133,313
OBX Trust,
Series 2021-INV2, Class A5, 144A, VR, 2.50%, 10/25/51	694,320	507,206
Series 2023-INV1, Class A1, 144A, VR, 3.00%, 01/25/52	3,270,467	2,501,270
Series 2023-J1, Class A1, 144A, VR, 4.50%, 01/25/53	1,967,900	1,690,318
Provident Funding Mortgage Trust, Series 2021-INV2, Class 1A4, 144A, VR, 2.00%, 11/25/51	495,225	390,465
UWM Mortgage Trust, Series 2021-INV4, Class A10, 144A, VR, 5.00%, 12/25/51	759,285	687,735
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A2, 2.50%, 06/15/53	3,409,000	3,213,869
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class A1, 144A, VR, 2.50%, 12/25/50	295,148	215,800
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A4, 3.41%, 08/15/47	312,684	307,916

Federal agency mortgage-backed obligations—38.4%
Fannie Mae Pool,
TBA, 2.50%, 11/15/53	3,725,000	2,857,191
TBA, 3.00%, 12/15/53	20,530,000	16,444,252
TBA, 3.50%, 12/15/53	24,095,000	20,084,815
TBA, 4.00%, 12/15/53	25,040,000	21,643,950
TBA, 4.50%, 12/15/53	14,795,000	13,217,019
TBA, 5.00%, 12/15/53	25,575,000	23,568,961
TBA, 5.50%, 12/15/53	41,670,000	39,514,880
TBA, 6.00%, 12/15/53	27,755,000	26,997,905
TBA, 6.50%, 12/15/53	8,500,000	8,442,852
TBA, 7.00%, 12/15/53	12,210,000	12,325,899
Fannie Mae-Aces, 0.50%, 11/01/31	2,566,329	2,025,982
Total mortgage and asset-backed securities (cost $319,928,182)		314,399,763

U.S. TREASURIES—26.0%
U.S. Treasury Bonds,
2.25%, 02/15/52	28,123,000	16,187,204
2.38%, 02/15/42	2,880,000	1,901,700
3.00%, 08/15/52	62,810,000	43,083,734
4.13%, 08/15/53	4,790,000	4,097,695
U.S. Treasury Inflation Indexed Bonds, 1.50%, 02/15/53	3,067,624	2,401,674
U.S. Treasury Inflation Indexed Notes, 1.25%, 04/15/28	40,575,108	38,356,553
U.S. Treasury Notes,
0.13%, 12/15/23	8,575,000	8,520,702

U.S. TREASURIES—26.0%	Principal Amount	Value
U.S. Treasury Notes, (cont'd)
2.75%, 08/15/32	3,625,000	$3,066,524
4.63%, 09/30/28	9,310,000	9,225,628
Total U.S. Treasuries (cost $139,964,514)		126,841,414

SHORT-TERM INVESTMENTS—16.6%
U.S. Treasury Bills, ZCI, 5.32%, 07/11/24	83,910,000	80,864,048
Total short-term investments (cost $80,896,375)		80,864,048

Total investment portfolio (cost $689,153,086)—133.7%		651,754,844

Liabilities in excess of other assets—(33.7)%		(164,338,548)

Total net assets—100.0%		$487,416,296

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	64.5%
Corporate bonds	26.6%
U.S. Treasuries	26.0%
Short-term investments	16.6%

CARILLON REAMS CORE PLUS BOND FUND
CORPORATE BONDS—24.3%	Principal Amount	Value
Aerospace & defense—0.6%
RTX Corp., 5.15%, 02/27/33	$6,920,000	$6,384,194
The Boeing Co., 3.60%, 05/01/34	3,595,000	2,802,556

Airlines—2.1%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 04/01/29	2,188,836	2,094,481
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 08/15/27	7,701,125	7,335,587
British Airways, Pass Through Trust,
Series 2020-1, Class A, 144A, 4.25%, 11/15/32	2,616,086	2,339,307
Series 2021-1, Class A, 144A, 2.90%, 03/15/35	84,590	69,693
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/28	8,768,305	7,567,616
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 05/15/32	4,687,115	3,924,340
Series 2020-1, Class A, 4.00%, 11/15/32	1,718,818	1,518,398
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 12/01/27	1,799,361	1,635,393
Series 2016-2, Class AA, 2.88%, 10/07/28	1,396,336	1,211,122
Series 2018-1, Class AA, 3.50%, 09/01/31	1,963,433	1,736,193

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2023

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

CORPORATE BONDS—24.3%	Principal Amount	Value
Auto manufacturers—2.8%
Ford Motor Credit Co. LLC,
6.95%, 03/06/26	$ 3,270,000	$ 3,275,645
7.35%, 11/04/27	6,945,000	7,029,541
General Motors Financial Co., Inc.,
1.25%, 01/08/26	9,130,000	8,182,189
6.00%, 01/09/28	15,955,000	15,669,001
6.05%, 10/10/25	2,555,000	2,544,490
Volkswagen Group of America Finance LLC, 144A, 3.75%, 05/13/30	3,760,000	3,213,635

Automobiles—0.2%
Ford Motor Co., 3.25%, 02/12/32	4,540,000	3,426,560

Banks—6.9%
Bank of America Corp.,
(Fixed until 10/20/31, then SOFR + 1.21%), 2.57%, 10/20/32	7,823,000	5,858,981
(Fixed until 04/23/26, then 3 Month Term SOFR + 1.32%), 3.56%, 04/23/27	7,000,000	6,538,206
(Fixed until 04/27/32, then SOFR + 1.83%), 4.57%, 04/27/33	5,230,000	4,510,400
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	9,095,000	8,131,631
Citigroup, Inc.,
(Fixed until 01/25/32, then SOFR + 1.35%), 3.06%, 01/25/33	6,440,000	4,958,212
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	8,875,000	7,204,901
(Fixed until 05/24/32, then SOFR + 2.09%), 4.91%, 05/24/33	11,785,000	10,444,237
HSBC Holdings PLC, 4.95%, 03/31/30	5,315,000	4,889,088
JPMorgan Chase & Co.,
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	8,710,000	6,785,914
(Fixed until 04/26/32, then SOFR + 1.80%), 4.59%, 04/26/33	5,060,000	4,447,332
(Fixed until 07/25/32, then SOFR + 2.08%), 4.91%, 07/25/33	8,200,000	7,365,486
The PNC Financial Services Group, Inc. (Fixed until 10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	4,025,000	3,790,401
Wells Fargo & Co.,
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	4,870,000	3,834,475
(Fixed until 04/04/30, then 3 Month Term SOFR + 4.03%), 4.48%, 04/04/31	9,780,000	8,689,663
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	6,145,000	5,401,168
(Fixed until 04/24/33, then SOFR + 2.02%), 5.39%, 04/24/34	6,470,000	5,857,002

Biotechnology—0.1%
Amgen, Inc., 5.25%, 03/02/33	1,815,000	1,692,674

Capital markets—3.3%
Morgan Stanley,
(Fixed until 01/21/32, then SOFR + 1.29%), 2.94%, 01/21/33	10,430,000	8,003,962
(Fixed until 10/18/32, then SOFR + 2.56%), 6.34%, 10/18/33	7,360,000	7,215,586
The Bank of New York Mellon Corp. (Fixed until 04/26/33, then SOFR + 1.61%), 4.97%, 04/26/34	8,165,000	7,326,759

CORPORATE BONDS—24.3%	Principal Amount	Value

Capital markets (cont'd)
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	$ 8,670,000	$ 6,740,000
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	4,805,000	4,261,375
(Fixed until 08/13/29, then 3 Month LIBOR USD + 1.47%), 144A, 3.13%, 08/13/30	1,190,000	983,793
(Fixed until 01/12/33, then 1 Year CMT Rate + 2.20%), 144A, 5.96%, 01/12/34	13,885,000	12,944,843

Containers & packaging—0.4%
Sonoco Products Co., 3.13%, 05/01/30	6,620,000	5,479,735

Electric—4.1%
Appalachian Power Co., 2.70%, 04/01/31	7,310,000	5,756,056
DTE Electric Co., 5.20%, 04/01/33	6,825,000	6,429,820
Duke Energy Florida LLC, 5.65%, 04/01/40	5,606,000	5,113,297
Duke Energy Progress LLC, 5.25%, 03/15/33	7,275,000	6,856,198
Entergy Arkansas LLC,
3.35%, 06/15/52	4,350,000	2,613,309
5.30%, 09/15/33	5,895,000	5,507,418
Florida Power & Light Co., 2.88%, 12/04/51	9,930,000	5,630,777
Indianapolis Power & Light Co., 144A, 5.65%, 12/01/32	6,445,000	6,164,943
MidAmerican Energy Co., 5.35%, 01/15/34	3,620,000	3,480,123
Monongahela Power Co., 5.85%, 144A, 02/15/34	4,785,000	4,558,504
Public Service Co. of New Hampshire, 5.35%, 10/01/33	4,465,000	4,258,748
Wisconsin Public Service Corp., 2.85%, 12/01/51	3,455,000	1,907,451

Electric utilities—1.4%
IPALCO Enterprises, Inc., 4.25%, 05/01/30	7,720,000	6,648,121
Wisconsin Power and Light Co.,
1.95%, 09/16/31	4,760,000	3,531,146
3.95%, 09/01/32	6,150,000	5,291,218
4.95%, 04/01/33	5,490,000	5,026,645

Hotels, restaurants & leisure—0.8%
McDonald’s Corp., 4.95%, 08/14/33	12,910,000	11,976,910

Insurance—0.5%
MetLife, Inc., 5.38%, 07/15/33	7,860,000	7,349,992

Multi-utilities—0.2%
Dominion Energy, Inc., 3.38%, 04/01/30	3,815,000	3,208,266

Oil, gas & consumable fuels—0.4%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	7,040,000	6,180,350

Tobacco—0.3%
Altria Group, Inc., 2.45%, 02/04/32	5,560,000	4,057,383

Transportation—0.2%
Canadian National Railway Co., 5.85%, 11/01/33	3,440,000	3,427,760
Total corporate bonds (cost $395,505,344)		350,290,200

MORTGAGE AND ASSET-BACKED SECURITIES—63.8%
Asset-backed securities—18.7%
Ally Auto Receivables Trust,
Series 2022-3, Class A2, 5.29%, 06/16/25	3,246,484	3,240,707
Series 2023-1, Class A2, 5.76%, 11/15/26	11,655,000	11,630,107
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-1A, Class A, 144A, 3.83%, 08/21/28	13,485,000	12,417,410
Series 2023-1A, Class A, 144A, 5.25%, 04/20/29	11,080,000	10,588,076

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—63.8%	Principal Amount	Value
Asset-backed securities (cont'd)
Avis Budget Rental Car Funding AESOP LLC, (cont'd)
Bank of America Auto Trust, Series 2023-1, Class A2, 144A, 5.83%, 05/15/26	$ 16,825,000	$ 16,787,918
BMW Vehicle Lease Trust,
Series 2022-1, Class A3, 1.10%, 03/25/25	4,016,405	3,978,062
Series 2023-1, Class A2, 5.27%, 02/25/25	3,307,251	3,300,447
BMW Vehicle Owner Trust, Series 2022-A, Class A2A, 2.52%, 12/26/24	721,548	719,320
Capital One Prime Auto Receivables Trust, Series 2023-1, Class A2, 5.20%, 05/15/26	10,352,091	10,298,762
Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.80%, 11/16/26	11,065,000	11,043,746
Ford Credit Auto Owner Trust,
Series 2023-A, Class A2A, 5.14%, 03/15/26	5,395,067	5,369,113
Series 2023-B, Class A2B (SOFR 30 Day Average + 0.49%), 5.81%, 06/15/26	10,650,000	10,639,428
GM Financial Consumer Automobile Receivables Trust,
Series 2020-3, Class A3, 0.45%, 04/16/25	1,458,027	1,448,337
Series 2023-3, Class A2A, 5.74%, 09/16/26	6,330,000	6,320,635
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/26/25	17,025,000	16,224,188
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22%, 10/21/25	9,580,408	9,540,438
Hyundai Auto Receivables Trust,
Series 2023-A, Class A2A, 5.19%, 12/15/25	9,977,838	9,938,640
Series 2023-B, Class A2A, 5.77%, 05/15/26	8,375,000	8,356,786
Invitation Homes Trust, Series 2018-SFR4, Class A (1 Month Term SOFR + 1.21%), 144A, 6.55%, 01/17/38	9,086,696	9,086,686
Mercedes-Benz Auto Lease Trust, Series 2023-A, Class A2, 5.24%, 11/17/25	12,185,000	12,131,031
Mercedes-Benz Auto Receivables Trust,
Series 2022-1, Class A2, 5.26%, 10/15/25	5,980,182	5,965,223
Series 2023-1, Class A2, 5.09%, 01/15/26	4,926,036	4,907,126
Series 2023-2, Class A2, 5.92%, 11/16/26	10,970,000	10,968,044
Nissan Auto Receivables Owner Trust,
Series 2023-A, Class A2A, 5.34%, 02/17/26	7,475,000	7,445,876
Series 2023-B, Class A2A, 5.95%, 05/15/26	5,160,000	5,158,916
Series 2023-B, Class A2B (SOFR 30 Day Average + 0.56%), 4.12%, 05/15/26	7,500,000	7,495,381
Progress Residential Trust, Series 2019-SFR4, Class A, 144A, 2.69%, 10/17/36	5,948,123	5,751,401
STAR Trust,
Series 2021-SFR1, Class A, (1 Month Term SOFR + 0.71%), 144A, 6.05%, 04/17/38	5,253,302	5,123,857
Series 2022-SFR3, Class A, (1 Month Term SOFR + 1.65%), 144A, 6.98%, 05/17/24	9,677,579	9,665,602
Toyota Auto Receivables Owner Trust,
Series 2022-D, Class A2A, 5.27%, 01/15/26	4,051,664	4,038,912
Series 2023-A, Class A2, 5.05%, 01/15/26	4,757,234	4,737,510
Series 2023-B, Class A2A, 5.28%, 05/15/26	8,775,000	8,732,872
Series 2023-C, Class A2A, 5.60%, 08/17/26	10,055,000	10,020,839
USAA Auto Owner Trust, Series 2023-A, Class A2, 144A, 5.83%, 07/15/26	5,350,000	5,341,822
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	2,234,192	2,199,804

MORTGAGE AND ASSET-BACKED SECURITIES—63.8%	Principal Amount	Value
Commercial mortgage-backed securities—7.8%
BANK, Series 2020-BNK30, Class A2, 1.36%, 12/15/53	$ 2,016,000	$ 1,752,654
Benchmark Mortgage Trust,
Series 2018-B5, Class A2, 4.08%, 07/15/51	1,787,732	1,697,159
Series 2021-B23, Class A2, 1.62%, 02/15/54	4,555,000	3,984,577
Series 2021-B24, Class A2, 1.95%, 03/15/54	4,028,000	3,534,121
Series 2022-B33, Class A2, 3.32%, 03/15/55	8,420,000	7,404,984
BX Commercial Mortgage Trust, Series 2019-XL, Class A, (1 Month Term SOFR + 1.03%), 144A, 6.37%, 10/15/36	2,405,953	2,392,305
Citigroup Mortgage Loan Trust, Series 2021-INV1, Class A3A, 144A, VR, 2.50%, 05/25/51	9,568,641	6,989,969
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	5,540,000	4,947,608
Flagstar Mortgage Trust,
Series 2021-3INV, Class A2, 144A, VR, 2.50%, 06/25/51	4,227,058	3,087,899
Series 2021-3INV, Class A18, 144A, VR, 5.00%, 06/25/51	2,294,688	2,075,826
Series 2021-4, Class A5, 144A, VR, 2.50%, 06/01/51	1,547,329	1,268,255
GS Mortgage-Backed Securities Trust,
Series 2021-INV1, Class A2, 144A, VR, 2.50%, 12/25/51	1,625,723	1,190,652
Series 2021-PJ2, Class A2, 144A, VR, 2.50%, 07/25/51	2,791,760	2,039,403
Series 2022-LTV2, Class A2, 144A, VR, 4.00%, 12/25/52	7,617,850	6,706,092
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class ASB, 3.46%, 07/15/47	390,461	386,650
JP Morgan Mortgage Trust,
Series 2017-2, Class A7, 144A, VR, 3.50%, 05/25/47	2,622,812	2,170,294
Series 2021-1, Class A3, 144A, VR, 2.50%, 06/25/51	1,722,930	1,259,734
Series 2021-3, Class A3, 144A, VR, 2.50%, 07/25/51	3,609,707	2,639,266
Series 2021-4, Class A3, 144A, VR, 2.50%, 08/25/51	2,814,822	2,056,250
Series 2021-7, Class A3, 144A, VR, 2.50%, 11/25/51	2,176,756	1,590,138
Series 2021-8, Class A3, 144A, VR, 2.50%, 12/25/51	2,599,750	1,899,138
Series 2021-14, Class A12, 144A, VR, 5.00%, 05/25/52	2,973,769	2,693,539
Series 2021-INV4, Class A2A, 144A, VR, 2.50%, 01/25/52	3,390,983	2,477,140
Series 2021-INV8, Class A2, 144A, VR, 3.00%, 05/25/52	8,489,261	6,492,630
Series 2022-1, Class A2, 144A, VR, 3.00%, 07/25/52	6,143,742	4,691,085
Series 2022-4, Class A2A, 144A, VR, 3.00%, 10/25/52	2,182,221	1,663,518
Series 2022-6, Class A3, 144A, VR, 3.00%, 11/25/52	1,083,060	826,976
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-1, Class A1, 144A, VR, 4.00%, 02/25/53	3,920,437	3,248,298
OBX Trust,
Series 2021-INV2, Class A3, 144A, VR, 2.50%, 10/25/51	2,545,840	1,859,757
Series 2023-INV1, Class A1, 144A, VR, 3.00%, 01/25/52	9,772,351	7,473,943
Series 2023-J1, Class A1, 144A, VR, 4.50%, 01/25/53	6,833,638	5,869,720
Provident Funding Mortgage Trust, Series 2021-INV2, Class 1A4, 144A, VR, 2.00%, 11/25/51	1,824,514	1,438,554
Sequoia Mortgage Trust, Series 2021-4, Class A1, 144A, VR, 2.50%, 06/25/51	6,239,408	4,557,938
UWM Mortgage Trust, Series 2021-INV4, Class A10, 144A, VR, 5.00%, 12/25/51	2,375,290	2,151,457
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A2, 2.50%, 06/15/53	4,895,000	4,614,811
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class A1, 144A, VR, 2.50%, 12/25/50	1,102,134	805,834

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2023

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—63.8%	Principal Amount	Value
Federal agency mortgage-backed obligations—37.3%
Fannie Mae Pool,
TBA, 2.50%, 11/15/53	$ 12,015,000	$ 9,215,880
TBA, 3.00%, 12/15/53	61,350,000	49,140,521
TBA, 3.50%, 12/15/53	75,055,000	62,563,427
TBA, 4.00%, 12/15/53	78,595,000	67,935,553
TBA, 4.50%, 12/15/53	43,145,000	38,543,310
TBA, 5.00%, 12/15/53	73,995,000	68,191,017
TBA, 5.50%, 12/15/53	106,730,000	101,210,058
TBA, 6.00%, 12/15/53	83,410,000	81,134,759
TBA, 6.50%, 12/15/53	24,295,000	24,131,657
TBA, 7.00%, 12/15/53	36,065,000	36,407,336
Total mortgage and asset-backed securities (cost $936,032,520)		921,024,714

U.S. TREASURIES—31.3%
U.S. Treasury Bonds,
2.25%, 02/15/52	99,680,000	57,374,407
2.38%, 02/15/42	14,785,000	9,762,720
3.00%, 08/15/52	167,211,000	114,696,295
4.13%, 08/15/53	14,050,000	12,019,336
U.S. Treasury Inflation Indexed Bonds, 1.50%, 02/15/53	9,239,022	7,233,324
U.S. Treasury Inflation Indexed Notes, 1.25%, 04/15/28	120,303,044	113,725,147
U.S. Treasury Notes,
0.13%, 12/15/23	62,955,000	62,556,362
2.75%, 08/15/32	12,925,000	10,933,742
4.63%, 03/15/26	30,525,000	30,273,407
4.63%, 09/30/28	33,180,000	32,879,307
Total U.S. Treasuries (cost $493,861,776)		451,454,047

MEDIUM-TERM NOTES—0.1%
Citigroup Global Markets Holdings, Inc.,
144A, 12/20/23+	486,000	545,786
144A, 01/24/24#	133,000	133,000
144A, 01/24/24#	133,000	133,000
144A, 01/24/24#	133,000	133,000
Total medium-term notes (cost $885,000)		944,786

SHORT-TERM INVESTMENTS—14.5%	Principal Amount	Value
U.S. Treasury Bills, ZCI, 5.29%, 07/11/24	$ 217,825,000	$ 209,917,902
Total short-term investments (cost $210,044,365)		209,917,902

Total investment portfolio (cost $2,036,329,005)—134.0%		1,933,631,649

Liabilities in excess of other assets—(34.0)%		(490,662,364)

Total net assets—100.0%		$1,442,969,285

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

+ This security does not pay interest and does not guarantee full repayment of principal at maturity. Instead, the security offers a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of the S&P 500 Index (“SPX”) from its initial underlying value to its final underlying value.

# These securities do not pay interest and do not guarantee full repayment of principal at maturity. Instead, the securities offer a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each of the S&P 500 Index (“SPX”) and the SPDR Gold Trust (“GLD”) (each, an “underlying”) from its initial underlying value to its final underlying value.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	63.8%
U.S. Treasuries	31.3%
Corporate bonds	24.3%
Short-term investments	14.5%
Medium-term notes	0.1%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2023	Unrealized Appreciation (Depreciation)
3 Month SOFR	12/17/24	2,135	$509,717,451	$507,516,188	$(2,201,263)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2023	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	12/29/23	(1,407)	$(285,298,393)	$(284,807,580)	$ 490,813
Total futures contracts					$(1,710,450)

There is $106,699 of variation margin due from the Fund to the broker as of the date of this report.

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value (c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 41	B2/B	Sell	Receive	5%/Quarterly	12/20/28	$141,105,000	$(122,732)	$623,865	$(746,597)
Total swap contracts							$141,105,000	$(122,732)	$623,865	$(746,597)

There is $422,895 of variation margin due from the broker to the Fund as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Australian Dollar	46,220,000	U.S. Dollar	29,233,919	01/30/24	J.P. Morgan	$ 174,815
Canadian Dollar	20,347,042	U.S. Dollar	14,855,000	01/04/24	Goldman Sachs	(164,401)
Japanese Yen	2,213,792,770	U.S. Dollar	14,989,152	01/24/24	Goldman Sachs	(170,397)
Total forward contracts						$ (159,983)

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2023

CARILLON REAMS UNCONSTRAINED BOND FUND

CORPORATE BONDS—21.4%	Principal Amount	Value
Aerospace & defense—0.7%
RTX Corp., 5.15%, 02/27/33	$4,815,000	$4,442,181
The Boeing Co., 3.60%, 05/01/34	6,265,000	4,884,010

Airlines—2.2%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 04/01/29	1,323,642	1,266,583
British Airways, Pass Through Trust,
Series 2020-1, Class A, 144A, 4.25%, 11/15/32	2,356,261	2,106,971
Series 2021-1, Class A, 144A, 2.90%, 03/15/35	4,746,440	3,910,567
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/28	12,260,036	10,581,205
JetBlue, Pass Through Trust, Series 2020-1, Class A, 4.00%, 11/15/32	2,367,033	2,091,030
United Airlines, Pass Through Trust,
Series 2014-1, Class A, 4.00%, 04/11/26	2,132,197	2,005,025
Series 2015-1, Class AA, 3.45%, 12/01/27	558,993	508,054
Series 2016-2, Class AA, 2.88%, 10/07/28	2,283,663	1,980,751
Series 2018-1, Class AA, 3.50%, 09/01/31	558,268	493,656
Series 2019-1, Class AA, 4.15%, 08/25/31	3,594,807	3,182,460

Auto manufacturers—2.2%
Ford Motor Credit Co. LLC,
4.27%, 01/09/27	3,920,000	3,626,838
6.95%, 03/06/26	6,950,000	6,961,997
7.35%, 11/04/27	9,358,000	9,471,914
General Motors Financial Co., Inc., 6.00%, 01/09/28	8,455,000	8,303,441

Banks—6.6%
Bank of America Corp.,
(Fixed until 02/04/32, then SOFR + 1.33%), 2.97%, 02/04/33	7,335,000	5,621,792
(Fixed until 04/27/32, then SOFR + 1.83%), 4.57%, 04/27/33	1,675,000	1,444,535
(Fixed until 07/22/27, then SOFR + 2.04%), 4.95%, 07/22/28	2,925,000	2,779,747
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	9,240,000	8,261,273
Citigroup, Inc.,
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	12,470,000	10,123,393
(Fixed until 11/17/32, then SOFR + 2.34%), 6.27%, 11/17/33	8,160,000	7,923,022
JPMorgan Chase & Co.,
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	6,890,000	5,367,962
(Fixed until 07/25/32, the SOFR + 2.08%), 4.91%, 07/25/33	9,580,000	8,605,043
(Fixed until 06/01/33, then SOFR + 1.85%), 5.35%, 06/01/34	6,325,000	5,833,666
Mitsubishi UFJ Financial Group, Inc. (Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	5,350,000	4,725,983
The PNC Financial Services Group, Inc. (Fixed until 10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	7,020,000	6,610,837
Wells Fargo & Co.,
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	8,120,000	6,393,417
(Fixed until 04/04/30, then 3 Month Term SOFR USD + 4.03%), 4.48%, 04/04/31	4,830,000	4,291,521
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	7,865,000	6,912,967
(Fixed until 04/24/33, then SOFR + 2.02%), 5.39%, 04/24/34	850,000	769,467

CORPORATE BONDS—21.4%	Principal Amount	Value
Biotechnology—0.4%
Amgen, Inc.,
5.15%, 03/02/28	$ 3,350,000	$ 3,269,536
5.25%, 03/02/33	2,190,000	2,042,400

Capital markets—4.1%
Morgan Stanley,
(Fixed until 07/20/32, then SOFR + 2.08%), 4.89%, 07/20/33	10,085,000	8,930,824
(Fixed until 10/18/32, then SOFR + 2.56%), 6.34%, 10/18/33	9,925,000	9,730,257
The Bank of New York Mellon Corp. (Fixed until 04/26/33, then SOFR + 1.61%), 4.97%, 04/26/34	7,590,000	6,810,790
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	19,315,000	15,015,353
UBS Group AG (Fixed until 01/12/33, then 1 Year CMT Rate + 2.20%), 144A, 5.96%, 01/12/34	12,765,000	11,900,678

Commercial services—0.4%
ERAC USA Finance LLC, 144A, 4.60%, 05/01/28	5,925,000	5,642,401

Diversified telecommunication services—0.2%
Verizon Communications, Inc., 2.55%, 03/21/31	3,175,000	2,480,511

Electric—1.4%
Appalachian Power Co., 2.70%, 04/01/31	6,095,000	4,799,338
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	510,000	438,870
Entergy Arkansas LLC, 5.30%, 09/15/33	5,990,000	5,596,172
Entergy Louisiana LLC, 2.35%, 06/15/32	3,940,000	2,949,043
Public Service Electric and Gas Co., 4.65%, 03/15/33	5,125,000	4,669,196

Electric utilities—0.7%
Duke Energy Corp., 5.00%, 12/08/27	4,305,000	4,159,835
Edison International, 4.95%, 04/15/25	575,000	563,388
Southern California Edison Co., 1.20%, 02/01/26	4,890,000	4,405,010

Health care equipment & supplies—0.5%
GE HealthCare Technologies, Inc., 5.86%, 03/15/30	6,625,000	6,471,136

Healthcare services—0.3%
HCA, Inc., 5.00%, 03/15/24	4,025,000	4,009,090

Insurance—0.4%
Jackson National Life Global Funding, 144A, 1.75%, 01/12/25	3,100,000	2,919,620
Metropolitan Life Global Funding I, 144A, 4.30%, 08/25/29	2,720,000	2,498,199

Multi-utilities—0.4%
Dominion Energy, Inc., 3.38%, 04/01/30	6,005,000	5,049,971

Oil, gas & consumable fuels—0.3%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	4,776,000	4,192,805

Tobacco—0.6%
Altria Group, Inc., 4.80%, 02/14/29	7,400,000	6,930,762
Total corporate bonds (cost $304,374,889)		276,956,493

MORTGAGE AND ASSET-BACKED SECURITIES—45.1%
Asset-backed securities—4.5%
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/26/25	23,075,000	21,989,612
Invitation Homes Trust, Series 2018-SFR4. Class A (1 Month Term SOFR USD + 1.21%), 144A, 6.55%, 01/17/38	3,413,407	3,413,403
Mercedes-Benz Auto Lease Trust, Series 2023-A, Class A2, 5.24%, 11/17/25	11,970,000	11,916,984

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLION REAMS UNCONSTRAINED BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—45.1%	Principal Amount	Value
Asset-backed securities (cont'd)
Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A2, 5.26%, 10/15/25	$ 6,711,591	$ 6,694,803
Progress Residential Trust,
Series 2019-SFR3, Class A, 144A, 2.27%, 09/17/36	2,096,920	2,023,461
Series 2019-SFR4, Class A, 144A, 2.69%, 10/17/36	8,760,415	8,470,682
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A2A, 5.27%, 01/15/26	4,249,219	4,235,845

Commercial mortgage-backed securities—8.1%
BANK, Series 2021-BNK35, Class A2, 1.87%, 06/15/64	6,280,000	5,546,140
BBCMS Mortgage Trust 2022-C18, Class A2, VR, 5.50%, 12/15/55	7,380,000	7,152,886
Benchmark Mortgage Trust, Series 2021-B28, Class A2, 1.79%, 08/15/54	4,640,000	4,064,721
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A2, 2.98%, 11/10/52	4,529,000	4,303,784
Citigroup Mortgage Loan Trust, Series 2021-J2, Class A7A, 144A,VR, 2.50%, 07/25/51	1,939,210	1,591,743
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,255,000	3,800,013
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 144A, VR, 2.50%, 09/25/51	1,601,945	1,170,233
GS Mortgage-Backed Securities Trust,
Series 2020-INV1, Class A14, 144A, VR, 2.92%, 10/25/50	1,698,584	1,299,085
Series 2021-GR2, Class A2, 144A, VR, 2.50%, 02/25/52	2,205,660	1,611,252
Series 2021-MM1, Class A2, 144A, VR, 2.50%, 04/25/52	7,232,637	5,283,499
Series 2021-PJ10, Class A2, 144A, VR, 2.50%, 03/25/52	4,620,488	3,375,303
Series 2022-LTV2, Class A2, 144A, VR, 4.00%, 12/25/52	4,092,051	3,602,285
Series 2022-PJ6, Class A4, 144A, VR, 3.00%, 01/25/53	2,037,639	1,555,850
JP Morgan Mortgage Trust,
Series 2021-1, Class A3, 144A, VR, 2.50%, 06/25/51	1,290,643	943,664
Series 2021-4, Class A3, 144A, VR, 2.50%, 08/25/51	2,872,267	2,098,214
Series 2021-6, Class A3, 144A, VR, 2.50%, 10/25/51	3,092,714	2,259,252
Series 2021-8, Class A3, 144A, VR, 2.50%, 12/25/51	2,652,311	1,937,535
Series 2021-INV6, Class A2, 144A, VR, 3.00%, 04/25/52	4,400,170	3,370,772
Series 2021-INV8, Class A2, 144A, VR, 3.00%, 05/25/52	5,960,635	4,558,724
Series 2022-1, Class A2, 144A, VR, 3.00%, 07/25/52	2,016,885	1,540,003
Series 2022-4, Class A2A, 144A, VR, 3.00%, 10/25/52	2,164,111	1,649,713
Series 2022-6, Class A3, 144A, VR, 3.00%, 11/25/52	2,537,829	1,937,772
Series 2022-8, Class A3, 144A, VR, 4.00%, 01/25/53	1,695,918	1,407,281
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/15/47	825,000	804,090
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-1, Class A1, 144A, VR, 4.00%, 02/25/53	9,386,894	7,777,558
OBX Trust,
Series 2021-INV2, Class A3, 144A, VR, 2.50%, 10/25/51	2,695,848	1,969,338
Series 2023-INV1, Class A1, 144A, VR, 3.00%, 01/25/52	9,987,128	7,638,205
RATE Mortgage Trust,
Series 2021-J3, Class A1, 144A, VR, 2.50%, 10/25/51	4,013,098	2,931,600
Series 2021-J4, Class A1, 144A, VR, 2.50%, 11/25/51	4,580,544	3,346,124
Sequoia Mortgage Trust,
Series 2021-3, Class A1, 144A, VR, 2.50%, 05/25/51	4,059,864	2,965,763
Series 2021-4, Class A1, 144A, VR, 2.50%, 06/25/51	5,283,404	3,859,569
Series 2021-6, Class A1, 144A, VR, 2.50%, 10/25/51	2,629,726	1,921,036
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A1, 144A, VR, 2.50%, 12/25/50	6,659,428	4,856,441

MORTGAGE AND ASSET-BACKED SECURITIES—45.1%	Principal Amount	Value
Federal agency mortgage-backed obligations—32.5%
Fannie Mae Pool,
TBA, 5.00%, 12/15/53	$ 37,990,000	$ 35,010,159
TBA, 5.50%, 12/15/53	134,105,000	127,169,257
TBA, 6.00%, 12/15/53	120,285,000	117,003,890
TBA, 6.50%, 12/15/53	142,555,000	141,596,560
Total mortgage and asset-backed securities (cost $592,463,193)		583,654,104

MEDIUM-TERM NOTES—0.3%
BNP Paribas S.A., 144A, 12/26/23+	1,898,000	1,656,916
Citigroup Global Markets Holdings, Inc.,
144A, 12/22/23+	691,000	163,842
144A, 12/20/23+	881,000	989,378
144A, 01/24/24*	304,000	304,000
144A, 01/24/24*	304,000	304,000
144A, 01/24/24*	304,000	304,000
Total medium-term notes (cost $4,382,000)		3,722,136

U.S. TREASURIES—34.8%
U.S. Treasury Inflation Indexed Notes,
0.50%, 01/15/28	15,154,223	13,906,515
1.25%, 04/15/28	170,018,299	160,722,084
1.38%, 07/15/33	153,103,834	138,494,678
1.50%, 02/15/53	36,842,473	28,844,347
U.S. Treasury Notes,
2.75%, 08/15/32	119,865,000	101,398,298
4.63%, 09/30/28	6,405,000	6,346,955
Total U.S. treasuries (cost $464,726,794)		449,712,877

SHORT-TERM INVESTMENTS—26.5%
U.S. Treasury Bills,
ZCI, 5.31%, 07/11/24	139,115,000	134,065,093
ZCI, 5.33%, 08/08/24	216,875,000	208,083,571
Total short-term investments (cost $342,360,663)		342,148,664

Total investment portfolio (cost $1,708,307,539)—128.1%		1,656,194,274

Liabilities in excess of other assets—(28.1)%		(363,408,209)

Total net assets—100.0%		$1,292,786,065

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

+ This security does not pay interest and does not guarantee full repayment of principal at maturity. Instead, the security offers a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of the S&P 500 Index (“SPX”) from its initial underlying value to its final underlying value.

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2023

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

*These securities do not pay interest and do not guarantee full repayment of principal at maturity. Instead, the securities offer a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each of the S&P 500 Index (“SPX”) and the SPDR Gold Trust (“GLD”) (each, an “underlying”) from its initial underlying value to its final underlying value.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	45.1%
U.S. Treasuries	34.8%
Short-term investments	26.5%
Corporate bonds	21.4%
Medium-term notes	0.3%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2023	Unrealized Appreciation (Depreciation)
3 Month SOFR	12/17/24	3,946	$942,078,750	$938,013,525	$(4,065,225)
2-Year U.S. Treasury Note	12/29/23	2,181	441,219,205	441,482,112	262,907

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2023	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	12/29/23	(1,429)	$(151,752,869)	$(149,297,008)	$2,455,861
U.S. Treasury Long Bond	12/19/23	(472)	(52,169,795)	(51,654,500)	515,295
Total futures contracts					$(831,162)

There is $799,146 of variation margin due from the Fund to the broker as of the date of this report.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Series 40	Baa2/BBB	Sell	Receive	1%/Quarterly	06/20/28	$97,210,000	$1,179,709	$ 922,018	$257,691
Intercontinental Exchange	CDX North American High Yield Index Series 41	B2/B	Sell	Receive	5%/Quarterly	12/20/28	255,510,000	(299,461)	704,338	(1,003,799)
Intercontinental Exchange	iTraxx Australia Series 39 Version 1 Index	Baa2/BBB	Buy	Receive	1%/Quarterly	06/20/28	97,210,000	(521,499)	(538,192)	16,693
Total swap contracts							$449,930,000	$358,749	$1,088,164	$(729,415)

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2023

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INFLATION RATE SWAPS
Central Clearing Party	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
LCH Ltd^	Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	2.72%	At Termination	06/30/53	EUR 17,646,000	$212,321
LCH Ltd	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	2.45%	At Termination	06/30/53	$25,507,000	1,210,476
Total inflation rate swap contracts							$1,422,797

CPI—Consumer Price Index

^ This inflation rate swap is denominated in Euro. Unrealized Appreciation (Depreciation) has been translated into U.S. Dollars as of October 31, 2023.

There is $1,259,360 of variation margin related to swap contracts due from the broker to the Fund as of the date of this report.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Australian Dollar	67,200,000	U.S. Dollar	42,503,664	01/30/24	J.P. Morgan	$254,166
Canadian Dollar	36,941,079	U.S. Dollar	26,970,000	01/04/24	Goldman Sachs	(298,479)
U.S. Dollar	28,885,000	Swiss Franc	25,176,455	11/24/23	J.P. Morgan	1,133,618
Indian Rupee	901,385,894	U.S. Dollar	10,779,420	01/17/24	Goldman Sachs	21,021
Indian Rupee	901,385,894	U.S. Dollar	10,776,585	01/17/24	J.P. Morgan	23,856
Japanese Yen	6,236,587,215	U.S. Dollar	42,226,695	01/24/24	Goldman Sachs	(480,034)
Total forward contracts						$654,148

SCHEDULE OF WRITTEN OPTIONS
WRITTEN OPTIONS	Counterparty	Number of Contracts	Notional Amount	Value
Credit Default Put Swaptions
CDX North American High Yield Index Series 41, Expires 12/20/23, Exercise price $97.00	J.P. Morgan	134,287,000	134,287,000	$(952,095)
Total written options (premiums received $1,337,499)				$(952,095)

The accompanying notes are an integral part of the financial statements.	31

Statements of Assets and Liabilities

10.31.2023

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Assets
Investments—unaffiliated, at value (a)(b)	$357,354,955	$330,933,238	$557,980,375	$5,529,891,636
Cash	1,877,312	5,131,361	12,210,730	30,445,784
Receivable for investments sold	1,928,989	—	5,195,901	22,252,252
Receivable for fund shares sold	28,052	30,770	90,355	2,144,162
Receivable for dividends and interest, net	139,411	838,952	753,431	482,287
Receivable for foreign tax reclaims	—	2,640,376	10,958	16,885
Prepaid expenses	4,312	4,774	7,696	41,509
Total assets	361,333,031	339,579,471	576,249,446	5,585,274,515

Liabilities
Payable for securities lending collateral received	—	4,892,500	—	—
Payable for investments purchased	359,954	—	3,981,264	12,886,562
Payable for fund shares redeemed	335,701	278,155	1,667,762	7,378,128
Accrued custody fees	2,197	16,103	2,531	26,536
Accrued investment advisory fees, net	135,531	173,117	232,236	2,523,647
Accrued administrative fees	31,392	29,168	49,565	491,989
Accrued distribution fees	41,079	7,394	74,263	192,355
Accrued shareholder servicing fees	30,836	28,648	49,600	343,847
Accrued professional fees	37,550	41,145	38,388	38,751
Accrued trustees compensation	13,281	13,281	13,281	13,281
Accrued compliance fees	638	637	638	637
Other accrued expenses	25,971	32,942	39,664	240,986
Total liabilities	1,014,130	5,513,090	6,149,192	24,136,719
Net assets	360,318,901	334,066,381	570,100,254	5,561,137,796

Net assets consists of
Paid-in capital	134,232,272	330,683,942	359,309,533	3,820,683,686
Total distributable earnings (loss)	226,086,629	3,382,439	210,790,721	1,740,454,110
Net assets	360,318,901	334,066,381	570,100,254	5,561,137,796

Net assets, at market value
Class A	160,758,048	4,073,460	186,137,668	539,103,890
Class C	6,988,422	1,045,160	37,880,788	63,741,112
Class I	191,002,347	308,159,741	333,775,293	1,136,496,302
Class R-3	272,870	12,922,335	1,268,507	34,998,791
Class R-5	1,050,954	39,033	2,512,600	748,690,676
Class R-6	211,832	7,796,877	8,409,918	3,036,545,436
Class Y	34,428	29,775	115,480	1,561,589

NAV, offering and redemption price per share (c)
Class A	$44.17	$18.95	$20.12	$66.19
Class A maximum offering price (d)	46.37	19.90	21.12	69.49
Class C	22.68	18.48	18.91	47.71
Class I	48.17	19.11	20.04	72.00
Class R-3	40.84	18.90	20.01	62.74
Class R-5	48.04	19.05	20.07	71.71
Class R-6	47.09	18.93	20.00	72.91
Class Y	47.68	18.92	19.99	70.45

Shares of beneficial interest outstanding
Class A	3,639,591	214,962	9,252,792	8,145,362
Class C	308,159	56,554	2,002,707	1,336,105
Class I	3,964,879	16,123,455	16,653,316	15,785,381
Class R-3	6,681	683,808	63,396	557,830
Class R-5	21,875	2,049	125,200	10,440,278
Class R-6	4,498	411,828	420,529	41,646,568
Class Y	722	1,574	5,777	22,165

(a) Identified cost	$173,192,927	$319,389,566	$411,874,747	$4,464,411,242

(b) Includes securities on loan, at value	$—	$4,731,000	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/95.25 of NAV.

32	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2023

	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Assets
Investments—unaffiliated, at value (a)(b)	$528,431,185	$3,007,702,084	$221,668,998
Cash	1,091,673	22,939,678	715,637
Receivable for investments sold	—	29,304,718	496,992
Receivable for fund shares sold	705,476	3,716,094	23,597
Receivable for dividends and interest, net	55,008	1,462,077	20,988
Prepaid expenses	7,682	26,501	4,011
Total assets	530,291,024	3,065,151,152	222,930,223

Liabilities
Payable for securities lending collateral received	4,084,477	—	—
Payable for investments purchased	1,322,135	8,069,982	—
Payable for fund shares redeemed	3,239,373	3,633,329	261,256
Accrued custody fees	4,994	16,831	2,028
Accrued investment advisory fees, net	276,061	1,974,028	106,830
Accrued administrative fees	46,413	269,872	19,560
Accrued distribution fees	44,782	22,287	3,546
Accrued shareholder servicing fees	49,778	280,267	17,259
Accrued professional fees	38,388	38,405	38,747
Accrued trustees compensation	13,281	13,281	13,281
Accrued compliance fees	638	638	638
Other accrued expenses	54,871	179,600	22,708
Total liabilities	9,175,191	14,498,520	485,853
Net assets	521,115,833	3,050,652,632	222,444,370

Net assets consists of
Paid-in capital	414,384,308	2,967,257,886	176,716,070
Total distributable earnings (loss)	106,731,525	83,394,746	45,728,300
Net assets	521,115,833	3,050,652,632	222,444,370

Net assets, at market value
Class A	129,818,368	22,857,232	11,184,096
Class C	9,819,109	17,366,060	1,188,154
Class I	180,766,784	2,682,329,721	202,930,958
Class R-3	15,467,763	2,969,852	21,183
Class R-5	17,773,182	2,844,595	17,853
Class R-6	167,459,510	319,807,748	7,022,166
Class Y	11,117	2,477,424	79,960

NAV, offering and redemption price per share (c)
Class A	$20.41	$18.69	$22.06
Class A maximum offering price (d)	21.43	19.62	23.16
Class C	2.64	18.11	20.85
Class I	24.49	18.86	22.44
Class R-3	17.73	18.46	21.55
Class R-5	24.78	18.73	22.36
Class R-6	25.65	18.86	22.60
Class Y	23.41	18.65	22.02

Shares of beneficial interest outstanding
Class A	6,361,302	1,222,877	507,025
Class C	3,723,811	959,097	56,989
Class I	7,382,043	142,255,245	9,042,213
Class R-3	872,338	160,877	983
Class R-5	717,208	151,891	798
Class R-6	6,527,931	16,960,724	310,697
Class Y	475	132,828	3,631

(a) Identified cost	$464,916,055	$2,716,647,273	$169,476,927

(b) Includes securities on loan, at value	$4,013,592	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	33

Statements of Assets and Liabilities

10.31.2023

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments—unaffiliated, at value (a)	$651,754,844	$1,933,631,649	$1,656,194,274
Unrealized appreciation—open forward contracts	—	174,815	1,432,661
Cash	19,725,597	29,523,153	7,936,776
Deposit at broker—open swap contracts	—	13,135,249	27,582,181
Deposit at broker—open futures contracts	—	1,148,855	3,925,155
Segregated cash—open forward contracts and/or TBA transactions	7,351,994	12,621,246	17,146,319
Variation margin receivable—open swap contracts	—	422,895	1,259,360
Receivable for investments sold	181,701,285	549,263,719	553,073,048
Receivable for fund shares sold	813,782	1,937,420	3,877,943
Receivable for dividends and interest, net	2,264,780	7,046,402	5,280,157
Prepaid expenses	5,356	12,105	12,769
Total assets	863,617,638	2,548,917,508	2,277,720,643

Liabilities
Written options, at value (Premiums received $—, $—, and $1,337,499)	—	—	952,095
Unrealized depreciation—open forward contracts	—	334,798	778,513
Variation margin payable—open futures contracts	—	106,699	799,146
Payable for investments purchased	371,530,753	1,101,884,284	968,353,045
Payable for fund shares redeemed	4,448,023	3,084,734	13,491,716
Accrued custody fees	3,606	10,130	8,853
Accrued investment advisory fees, net	31,898	138,012	174,684
Accrued administrative fees	42,158	124,109	113,549
Accrued distribution fees	14,798	13,688	21,462
Accrued shareholder servicing fees	45,334	130,907	138,874
Accrued professional fees	42,151	42,270	42,270
Accrued trustees compensation	13,281	13,281	13,281
Accrued compliance fees	838	1,038	1,038
Other accrued expenses	28,502	64,273	46,052
Total liabilities	376,201,342	1,105,948,223	984,934,578
Net assets	487,416,296	1,442,969,285	1,292,786,065

Net assets consists of
Paid-in capital	595,288,343	1,724,725,426	1,405,278,976
Total distributable earnings (loss)	(107,872,047)	(281,756,141)	(112,492,911)
Net assets	487,416,296	1,442,969,285	1,292,786,065

Net assets, at market value
Class A	2,742,206	4,281,649	5,566,874
Class C	3,448,885	4,256,080	1,238,543
Class I	414,291,168	1,346,468,395	1,143,428,985
Class R-3	349,603	177,461	11,057
Class R-5	552,761	54,831	885,033
Class R-6	14,844,467	47,046,644	89,522,336
Class Y	51,187,206	40,684,225	52,133,237

NAV, offering and redemption price per share (b)
Class A	$10.07	$27.66	$11.53
Class A maximum offering price (c)	10.46	28.74	11.98
Class C	10.03	27.44	11.42
Class I	10.09	27.76	11.55
Class R-3	10.08	27.63	11.51
Class R-5	10.10	27.76	11.55
Class R-6	10.10	27.77	11.55
Class Y	10.08	27.69	11.60

Shares of beneficial interest outstanding
Class A	272,225	154,822	482,941
Class C	343,978	155,120	108,414
Class I	41,075,803	48,498,379	98,972,926
Class R-3	34,692	6,423	961
Class R-5	54,728	1,975	76,605
Class R-6	1,469,194	1,694,418	7,748,733
Class Y	5,078,077	1,469,414	4,495,230

(a) Identified cost	$689,153,086	$2,036,329,005	$1,708,307,539

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price is computed as 100/96.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2022 to 10.31.2023

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Investment income
Dividends	$ 2,995,477	$12,532,722	$19,195,739	$ 34,339,080
Less: foreign taxes withheld	—	(1,207,201)	(8,317)	(836,937)
Interest	40,343	141,736	522,155	3,420,574
Securities lending, net (Note 7)	857	16,056	—	109,946
IRS compliance fee and related expenses for withholding tax claims	—	(276,141)	—	—
Total investment income	3,036,677	11,207,172	19,709,577	37,032,663

Expenses
Investment advisory fees	2,169,214	2,544,449	3,317,922	31,591,893
Administrative fees:
Class A	157,894	4,280	208,875	597,826
Class C	7,665	1,074	47,554	78,432
Class I	194,654	342,324	459,282	1,308,817
Class R-3	270	12,892	1,405	35,572
Class R-5	983	34	3,343	806,448
Class R-6	41	2,858	8,891	3,338,825
Class Y	27	30	130	2,459
Distribution and service fees:
Class A	394,736	10,700	522,187	1,494,564
Class C	76,654	10,743	475,543	784,317
Class R-3	1,349	64,459	7,026	177,861
Class Y	69	76	324	6,148
Shareholder servicing fees:
Class A	124,963	3,265	197,594	936,738
Class C	4,967	571	36,227	67,535
Class I	169,250	299,987	402,176	1,119,230
Class R-3	403	15,673	2,092	58,359
Class R-5	1,133	21	3,793	866,448
Class Y	5	1	184	3,813
Custodian fees	13,015	70,514	20,658	161,499
Professional fees	124,615	131,710	128,502	125,885
State registration fees	100,793	90,803	100,578	141,965
Trustees compensation	53,725	53,725	53,725	53,725
Compliance fees	4,232	4,232	4,232	4,232
Interest expense on line of credit	14,323	4,689	53,865	864
Other expenses	146,375	175,058	238,919	1,294,206
Total expenses before adjustments	3,761,355	3,844,168	6,295,027	45,057,661

Fees and expenses waived	(674,911)	(298,752)	—	—
Recovered fees previously waived by Manager	—	23	—	—
Total expenses after adjustments	3,086,444	3,545,439	6,295,027	45,057,661

Net investment income (loss)	(49,767)	7,661,733	13,414,550	(8,024,998)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	45,187,132	(3,509,126)	64,776,221	686,351,569
Foreign currency transactions	—	172,545	—	—
Net realized gain (loss)	45,187,132	(3,336,581)	64,776,221	686,351,569
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translations	7,096,092	48,859,079	(76,831,592)	(740,861,697)
Net gain (loss) on investments	52,283,224	45,522,498	(12,055,371)	(54,510,128)

Net increase (decrease) in assets resulting from operations	52,233,457	53,184,231	1,359,179	(62,535,126)

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

11.01.2022 to 10.31.2023

	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Investment income
Dividends	$ 3,760,885	$ 44,323,672	$ 1,490,122
Less: foreign taxes withheld	(110,420)	(99,931)	(414)
Interest	163,527	630,776	43,201
Securities lending, net (Note 7)	149,691	8,531	1,647
Total investment income	3,963,683	44,863,048	1,534,556

Expenses
Investment advisory fees	4,129,573	26,209,256	1,564,463
Administrative fees:
Class A	164,458	25,796	13,045
Class C	13,181	21,427	1,475
Class I	256,285	3,203,397	238,054
Class R-3	22,019	3,375	46
Class R-5	23,480	3,998	20
Class R-6	225,930	340,494	8,011
Class Y	25	2,837	92
Distribution and service fees:
Class A	411,146	64,489	32,611
Class C	131,807	214,265	14,751
Class R-3	110,095	16,873	232
Class Y	62	7,092	231
Shareholder servicing fees:
Class A	239,363	33,275	11,967
Class C	13,186	24,424	1,243
Class I	271,285	3,753,397	237,736
Class R-3	42,928	5,462	44
Class R-5	34,880	4,498	—
Class Y	7	4,226	24
Custodian fees	31,256	105,764	15,216
Professional fees	125,483	125,593	125,861
State registration fees	105,937	142,090	98,207
Trustees compensation	53,725	53,725	53,725
Compliance fees	4,232	4,232	4,232
Interest expense on line of credit	84,627	61,837	284
Other expenses	269,393	904,496	117,472
Total expenses before adjustments	6,764,363	35,336,318	2,539,042

Fees and expenses waived	—	—	(22,220)
Total expenses after adjustments	6,764,363	35,336,318	2,516,822

Net investment income (loss)	(2,800,680)	9,526,730	(982,266)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	51,068,601	(107,832,039)	(1,450,331)
Net realized gain (loss)	51,068,601	(107,832,039)	(1,450,331)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	(96,991,188)	24,873,382	(26,049,840)
Net change in unrealized appreciation (depreciation)	(96,991,188)	24,873,382	(26,049,840)

Net gain (loss) on investments	(45,922,587)	(82,958,657)	(27,500,171)

Net increase (decrease) in assets resulting from operations	(48,723,267)	(73,431,927)	(28,482,437)

36	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2022 to 10.31.2023

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Interest	$17,983,556	$57,044,436	$56,253,547
Securities lending, net (Note 7)	148	1,100	1,534
Total investment income	17,983,704	57,045,536	56,255,081

Expenses
Investment advisory fees	1,728,854	5,295,778	7,749,784
Administrative fees:
Class A	3,620	3,838	5,252
Class C	4,237	4,468	1,364
Class I	354,573	1,264,718	1,101,559
Class R-3	300	173	11
Class R-5	107	50	761
Class R-6	11,225	18,636	92,638
Class Y	58,150	32,061	90,045
Distribution and service fees:
Class A	9,051	9,596	13,131
Class C	42,366	44,679	13,643
Class R-3	1,502	867	56
Class Y	145,376	80,152	225,113
Shareholder servicing fees:
Class A	3,326	3,451	4,175
Class C	3,287	4,305	1,284
Class I	338,932	1,062,773	1,098,701
Class R-3	396	249	—
Class R-5	—	37	744
Class Y	79,990	40,609	124,535
Custodian fees	18,772	48,075	50,676
Professional fees	133,064	133,183	133,183
State registration fees	152,802	160,285	226,607
Trustees compensation	53,725	53,725	53,725
Compliance fees	5,774	7,116	7,217
Interest expense on line of credit	402	—	670
Other expenses	179,653	374,462	290,938
Total expenses before adjustments	3,329,484	8,643,286	11,285,812

Fees and expenses waived	(1,302,767)	(3,151,353)	(4,620,018)
Total expenses after adjustments	2,026,717	5,491,933	6,665,794

Net investment income (loss)	15,956,987	51,553,603	49,589,287

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	(26,647,565)	(79,531,891)	(60,064,432)
Written options	—	4,738,253	13,377,842
Foreign currency transactions	—	737,708	3,041,969
Swap contracts—credit default	—	9,295,847	18,945,948
Futures contracts	—	(4,986,740)	(4,124,134)
Forward contracts	—	590,973	(3,225,868)
Net realized gain (loss)	(26,647,565)	(69,155,850)	(32,048,675)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	3,676,271	1,394,070	21,296,641
Written Options	—	—	385,404
Swap contracts—credit default	—	(3,256,162)	(5,685,269)
Swap contracts—inflation rates	—	—	1,422,797
Futures contracts	—	(1,344,128)	7,362,848
Forward contracts	—	1,497,101	4,506,170
Net change in unrealized appreciation (depreciation)	3,676,271	(1,709,119)	29,288,591

Net gain (loss) on investments	(22,971,294)	(70,864,969)	(2,760,084)

Net increase (decrease) in assets resulting from operations	(7,014,307)	(19,311,366)	46,829,203

The accompanying notes are an integral part of the financial statements.	37

Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Eagle Growth & Income Fund		Carillon Eagle Mid Cap Growth Fund

	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22

Net assets, beginning of period	$378,339,516	$644,094,079	$325,935,379	$11,753,312	$834,556,150	$992,237,995	$6,077,046,472	$8,759,476,768
Increase (decrease) in net assets from operations
Net investment income (loss)	(49,767)	247,087	7,661,733	2,446,629	13,414,550	14,716,387	(8,024,998)	(20,505,949)
Net realized gain (loss)	45,187,132	55,669,061	(3,336,581)	(11,934,596)	64,776,221	44,487,600	686,351,569	75,860,596
Net change in unrealized appreciation (depreciation)	7,096,092	(205,794,040)	48,859,079	(5,284,338)	(76,831,592)	(143,613,102)	(740,861,697)	(2,309,437,677)
Net increase (decrease) in net assets resulting from operations	52,233,457	(149,877,892)	53,184,231	(14,772,305)	1,359,179	(84,409,115)	(62,535,126)	(2,254,083,030)
Distributions to shareholders from earnings	(58,102,132)	(42,228,090)	(3,029,711)	(235,421)	(57,804,502)	(91,521,368)	(77,040,335)	(759,309,582)
Fund share transactions
Proceeds from shares sold-Class A	5,178,830	5,016,365	506,392	761,250	18,051,845	30,230,325	64,510,257	75,472,228
Issued as reinvestment of distributions-Class A	24,307,714	14,336,613	56,816	56,138	13,098,639	18,215,873	7,470,609	81,392,202
Cost of shares redeemed-Class A	(21,589,359)	(23,022,836)	(591,058)	(909,220)	(37,691,178)	(30,713,992)	(111,705,449)	(175,385,846)
Proceeds from shares sold-Class C	549,905	708,297	293,389	344,531	2,298,192	6,119,913	3,410,431	4,249,691
Issued as reinvestment of distributions-Class C	2,256,215	1,443,347	9,517	17,493	2,898,414	5,429,765	1,486,421	16,318,983
Cost of shares redeemed-Class C	(3,271,922)	(3,256,609)	(472,053)	(755,540)	(16,892,067)	(24,087,306)	(23,199,138)	(23,519,623)
Proceeds from shares sold-Class I	31,347,335	166,035,752	8,517,430	15,811,436	40,927,681	120,845,854	179,703,811	295,574,777
Issued as reinvestment of distributions-Class I	29,776,402	25,281,641	2,812,525	158,861	30,812,137	50,047,182	15,345,063	156,922,110
Cost of shares redeemed-Class I	(81,041,646)	(255,451,315)	(60,777,135)	(25,817,476)	(259,889,720)	(158,367,252)	(400,229,878)	(392,585,888)
Proceeds from shares sold-Class R-3	19,952	25,562	13,898,857	78,295	241,072	557,917	10,948,785	8,466,110
Issued as reinvestment of distributions-Class R-3	48,168	37,541	94,662	744	110,833	148,511	486,523	5,203,261
Cost of shares redeemed-Class R-3	(52,733)	(188,818)	(1,955,362)	(42,055)	(628,332)	(342,070)	(9,307,863)	(13,237,275)
Proceeds from shares sold-Class R-5	102,484	5,049,665	8,645	15,101	642,425	2,212,132	192,856,001	138,859,327
Issued as reinvestment of distributions-Class R-5	138,839	379,817	381	77	267,681	581,457	9,129,525	90,128,089
Cost of shares redeemed-Class R-5	(123,323)	(8,805,488)	(364)	(11)	(2,447,271)	(4,850,650)	(163,371,724)	(200,523,402)
Proceeds from shares sold-Class R-6	183,471	937,463	8,119,053	16,409,863	1,671,309	3,670,611	530,849,302	636,651,917
Issued as reinvestment of distributions-Class R-6	4,582	94,234	11,379	1,188	663,198	813,782	39,891,600	378,818,417
Cost of shares redeemed-Class R-6	(158)	(2,271,536)	(12,557,808)	(2,226,682)	(2,138,715)	(1,995,460)	(723,388,275)	(751,508,696)
Proceeds from shares sold-Class Y	10,000	—	914	855	1,764	666,033	139,999	1,173,942
Issued as reinvestment of distributions-Class Y	3,304	1,724	312	220	9,590	40,741	34,641	418,862
Cost of shares redeemed-Class Y	—	—	(10)	(7)	(18,070)	(974,728)	(1,393,856)	(1,926,870)
Proceeds from shares issued—fund reorganization	—	—	—	325,284,732	—	—	—	—
Net increase (decrease) from fund share transactions	(12,151,940)	(73,648,581)	(42,023,518)	329,189,793	(208,010,573)	18,248,638	(376,333,215)	330,962,316
Increase (decrease) in net assets	(18,020,615)	(265,754,563)	8,131,002	314,182,067	(264,455,896)	(157,681,845)	(515,908,676)	(2,682,430,296)
Net assets, end of period	360,318,901	378,339,516	334,066,381	325,935,379	570,100,254	834,556,150	5,561,137,796	6,077,046,472

Shares issued and redeemed
Shares sold-Class A	119,459	94,630	26,197	40,518	838,993	1,259,994	916,373	980,545
Issued as reinvestment of distributions-Class A	662,155	242,747	3,163	2,687	619,471	750,737	113,673	946,531
Shares redeemed-Class A	(514,683)	(427,105)	(30,056)	(50,473)	(1,755,344)	(1,297,270)	(1,597,575)	(2,254,795)
Shares sold-Class C	23,815	21,682	15,431	17,774	112,825	271,716	67,684	72,364
Issued as reinvestment of distributions-Class C	118,936	40,351	540	852	145,659	235,300	31,195	258,621
Shares redeemed-Class C	(146,566)	(98,313)	(25,420)	(42,159)	(835,248)	(1,061,148)	(454,855)	(415,281)
Shares sold-Class I	692,789	2,921,726	436,312	831,133	1,905,404	5,096,815	2,345,514	3,630,037
Issued as reinvestment of distributions-Class I	745,528	399,773	155,646	7,627	1,462,656	2,072,822	215,248	1,689,515
Shares redeemed-Class I	(1,767,482)	(4,867,230)	(3,088,904)	(1,501,157)	(12,144,992)	(6,760,843)	(5,253,667)	(4,697,855)
Shares sold-Class R-3	514	507	768,056	4,110	11,386	23,992	161,834	108,585
Issued as reinvestment of distributions-Class R-3	1,416	675	5,274	36	5,269	6,143	7,792	63,485
Shares redeemed-Class R-3	(1,406)	(3,660)	(99,248)	(2,329)	(29,586)	(15,400)	(138,883)	(174,755)
Shares sold-Class R-5	2,245	84,702	446	794	29,616	91,485	2,570,736	1,733,940
Issued as reinvestment of distributions-Class R-5	3,486	6,029	21	4	12,696	23,997	128,549	973,831
Shares redeemed-Class R-5	(2,697)	(153,928)	(21)	(1)	(115,711)	(203,118)	(2,149,012)	(2,394,371)
Shares sold-Class R-6	3,847	16,182	398,922	808,084	78,006	153,361	6,914,580	7,653,181
Issued as reinvestment of distributions-Class R-6	117	1,504	636	56	31,551	33,837	552,975	4,034,275
Shares redeemed-Class R-6	(3)	(40,870)	(692,365)	(121,412)	(98,772)	(84,771)	(9,398,864)	(8,571,128)
Shares sold-Class Y	213	—	48	46	82	27,333	1,899	14,803
Issued as reinvestment of distributions-Class Y	83	27	17	10	456	1,675	495	4,580
Shares redeemed-Class Y	—	—	(1)	—	(855)	(40,018)	(17,740)	(24,806)
Shares issued—fund reorganization	—	—	—	19,061,631	—	—	—	—
Shares issued and redeemed	(58,234)	(1,760,571)	(2,125,306)	19,057,831	(9,726,438)	586,639	(4,982,049)	3,631,302

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Eagle Small Cap Growth Fund		Carillon Scout Mid Cap Fund		Carillon Scout Small Cap Fund

	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22

Net assets, beginning of period	$994,152,211	$ 2,346,648,459	$3,831,288,351	$ 4,915,165,823	$276,304,280	$395,870,511
Increase (decrease) in net assets from operations
Net investment income (loss)	(2,800,680)	(5,327,275)	9,526,730	37,743,900	(982,266)	(1,023,563)
Net realized gain (loss) on investments	51,068,601	331,399,034	(107,832,039)	86,708,181	(1,450,331)	8,812,947
Net change in unrealized appreciation (depreciation)	(96,991,188)	(921,232,273)	24,873,382	(1,023,856,786)	(26,049,840)	(95,278,174)
Net increase (decrease) in net assets resulting from operations	(48,723,267)	(595,160,514)	(73,431,927)	(899,404,705)	(28,482,437)	(87,488,790)
Distributions to shareholders from earnings	(238,385,196)	(595,177,275)	(150,669,095)	(496,708,988)	(8,383,335)	(57,666,725)
Fund share transactions
Proceeds from shares sold-Class A	19,899,851	34,344,541	6,180,354	11,563,790	800,454	1,945,731
Issued as reinvestment of distributions-Class A	47,180,869	88,353,278	773,044	2,540,521	425,781	2,685,205
Cost of shares redeemed-Class A	(75,231,744)	(112,579,934)	(8,121,965)	(12,607,636)	(2,251,547)	(2,052,819)
Proceeds from shares sold-Class C	1,049,961	1,499,517	1,647,478	4,678,836	291,555	362,302
Issued as reinvestment of distributions-Class C	10,603,637	14,385,326	610,028	2,668,763	54,713	491,408
Cost of shares redeemed-Class C	(6,080,906)	(10,223,333)	(7,081,557)	(5,659,962)	(756,953)	(1,307,344)
Proceeds from shares sold-Class I	89,719,579	271,420,962	377,620,667	751,261,923	14,153,883	24,674,188
Issued as reinvestment of distributions-Class I	70,494,772	171,230,337	126,004,873	426,534,005	7,564,980	51,319,499
Cost of shares redeemed-Class I	(252,443,554)	(393,142,279)	(1,070,108,055)	(1,011,691,471)	(37,600,013)	(52,791,793)
Proceeds from shares sold-Class R-3	2,578,900	8,635,144	524,433	1,131,662	953	2,458
Issued as reinvestment of distributions-Class R-3	10,295,058	17,101,074	119,759	505,625	3,079	25,405
Cost of shares redeemed-Class R-3	(21,087,866)	(16,707,494)	(802,309)	(1,829,945)	(76,624)	(65,836)
Proceeds from shares sold-Class R-5	4,686,647	9,332,866	483,672	1,457,101	—	—
Issued as reinvestment of distributions-Class R-5	6,258,907	20,605,197	173,571	430,678	624	3,816
Cost of shares redeemed-Class R-5	(12,471,777)	(66,064,767)	(1,848,530)	(603,324)	—	—
Proceeds from shares sold-Class R-6	32,846,588	70,894,698	89,766,290	184,805,629	1,919,216	957,361
Issued as reinvestment of distributions-Class R-6	71,164,790	209,808,705	10,977,449	22,627,395	244,354	1,702,995
Cost of shares redeemed-Class R-6	(185,380,097)	(481,073,660)	(83,431,832)	(65,678,177)	(1,760,653)	(2,364,277)
Proceeds from shares sold-Class Y	8,565	14,994	1,318,387	3,279,524	—	2,150
Issued as reinvestment of distributions-Class Y	7,982	6,377	107,576	381,187	3,172	22,752
Cost of shares redeemed-Class Y	(28,077)	(8)	(1,448,030)	(3,559,903)	(11,112)	(23,917)
Net increase (decrease) from fund share transactions	(185,927,915)	(162,158,459)	(556,534,697)	312,236,221	(16,994,138)	25,589,284
Increase (decrease) in net assets	(473,036,378)	(1,352,496,248)	(780,635,719)	(1,083,877,472)	(53,859,910)	(119,566,231)
Net assets, end of period	521,115,833	994,152,211	3,050,652,632	3,831,288,351	222,444,370	276,304,280

Shares issued and redeemed
Shares sold-Class A	841,837	939,100	312,143	518,815	32,133	68,297
Issued as reinvestment of distributions-Class A	2,246,708	2,271,876	40,708	110,361	17,852	86,119
Shares redeemed-Class A	(3,221,839)	(2,978,803)	(406,182)	(550,212)	(91,214)	(71,931)
Shares sold-Class C	307,932	107,468	85,619	211,166	12,488	14,529
Issued as reinvestment of distributions-Class C	3,884,116	975,277	32,939	118,876	2,411	16,418
Shares redeemed-Class C	(1,865,067)	(675,066)	(367,566)	(255,319)	(31,807)	(47,150)
Shares sold-Class I	2,841,494	5,090,343	18,860,407	33,156,025	560,447	851,705
Issued as reinvestment of distributions-Class I	2,804,088	3,870,487	6,590,213	18,400,949	312,344	1,626,093
Shares redeemed-Class I	(8,910,639)	(9,859,691)	(53,241,935)	(44,964,988)	(1,492,684)	(1,891,021)
Shares sold-Class R-3	124,873	224,992	26,362	51,930	39	84
Issued as reinvestment of distributions-Class R-3	562,572	483,218	6,367	22,186	132	829
Shares redeemed-Class R-3	(1,072,553)	(500,740)	(40,088)	(85,586)	(2,983)	(2,051)
Shares sold-Class R-5	167,852	237,874	24,460	64,834	—	—
Issued as reinvestment of distributions-Class R-5	245,930	461,379	9,140	18,701	26	121
Shares redeemed-Class R-5	(455,728)	(1,502,303)	(94,839)	(27,016)	—	—
Shares sold-Class R-6	1,137,419	1,627,010	4,477,531	8,027,639	74,804	32,882
Issued as reinvestment of distributions-Class R-6	2,704,857	4,585,983	574,736	977,003	10,027	53,688
Shares redeemed-Class R-6	(6,473,934)	(11,336,446)	(4,149,050)	(2,927,770)	(69,102)	(84,583)
Shares sold-Class Y	326	403	66,541	140,515	—	77
Issued as reinvestment of distributions-Class Y	332	148	5,674	16,580	133	732
Shares redeemed-Class Y	(1,106)	—	(71,253)	(165,093)	(429)	(766)
Shares issued and redeemed	(4,130,530)	(5,977,491)	(27,258,073)	12,859,596	(665,383)	654,072

The accompanying notes are an integral part of the financial statements.	39

Statements of Changes in Net Assets

	Carillon Reams Core Bond Fund		Carillon Reams Core Plus Bond Fund		Carillon Reams Unconstrained Bond Fund

	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22	11/1/22 to 10/31/23	11/1/21 to 10/31/22

Net assets, beginning of period	$363,466,089	$506,325,026	$1,017,840,606	$1,236,644,772	$1,063,978,985	$1,215,980,154
Increase (decrease) in net assets from operations
Net investment income (loss)	15,956,987	7,320,580	51,553,603	24,605,672	49,589,287	23,311,878
Net realized gain (loss) on investments	(26,647,565)	(35,100,494)	(69,155,850)	(90,844,278)	(32,048,675)	(24,584,895)
Net change in unrealized appreciation (depreciation)	3,676,271	(43,569,546)	(1,709,119)	(113,873,887)	29,288,591	(93,100,210)
Net increase (decrease) in net assets resulting from operations	(7,014,307)	(71,349,460)	(19,311,366)	(180,112,493)	46,829,203	(94,373,227)
Distributions to shareholders from earnings	(14,846,213)	(7,801,789)	(62,878,846)	(20,714,439)	(60,571,888)	(28,208,428)
Fund share transactions
Proceeds from shares sold-Class A	652,626	1,719,751	2,728,832	1,850,498	958,742	405,402
Issued as reinvestment of distributions-Class A	112,170	63,226	110,932	40,948	232,399	105,348
Cost of shares redeemed-Class A	(1,606,983)	(1,598,223)	(1,827,547)	(4,403,933)	(271,373)	(432,828)
Proceeds from shares sold-Class C	853,519	463,803	1,659,332	502,213	385,524	188,373
Issued as reinvestment of distributions-Class C	99,639	65,987	100,587	39,342	52,735	33,477
Cost of shares redeemed-Class C	(2,043,441)	(7,088,036)	(1,088,406)	(2,272,080)	(826,880)	(672,244)
Proceeds from shares sold-Class I	277,527,750	179,115,542	700,005,536	463,787,210	721,527,165	462,395,246
Issued as reinvestment of distributions-Class I	12,353,762	6,946,773	51,403,074	15,935,063	44,600,182	22,174,039
Cost of shares redeemed-Class I	(164,950,486)	(255,456,119)	(309,227,617)	(452,163,434)	(545,774,969)	(550,133,816)
Proceeds from shares sold-Class R-3	232,819	86,313	34,924	94,069	—	—
Issued as reinvestment of distributions-Class R-3	8,721	1,911	7,411	2,510	471	224
Cost of shares redeemed-Class R-3	(51,894)	(2,061)	(21,318)	(54,466)	—	—
Proceeds from shares sold-Class R-5	582,531	—	18,465	32,362	266,253	597,284
Issued as reinvestment of distributions-Class R-5	4,076	211	2,336	332	35,697	8,888
Cost of shares redeemed-Class R-5	(11,593)	—	(5,418)	(513)	(71,817)	(62,448)
Proceeds from shares sold-Class R-6	13,121,743	4,640,318	89,124,047	2,579,807	4,992,154	49,022,290
Issued as reinvestment of distributions-Class R-6	394,969	28,176	814,676	90,950	3,286,512	1,772,354
Cost of shares redeemed-Class R-6	(1,942,958)	(1,031,437)	(44,110,841)	(443,246)	(9,434,843)	(19,195,485)
Proceeds from shares sold-Class Y	38,048,790	32,516,415	27,774,854	9,202,797	100,292,074	24,363,477
Issued as reinvestment of distributions-Class Y	1,847,646	543,950	1,385,386	778,455	3,775,149	625,496
Cost of shares redeemed-Class Y	(29,422,679)	(24,724,188)	(11,570,354)	(53,576,118)	(81,475,410)	(20,614,591)
Net increase (decrease) from fund share transactions	145,810,727	(63,707,688)	507,318,891	(17,977,234)	242,549,765	(29,419,514)
Increase (decrease) in net assets	123,950,207	(142,858,937)	425,128,679	(218,804,166)	228,807,080	(152,001,169)
Net assets, end of period	487,416,296	363,466,089	1,442,969,285	1,017,840,606	1,292,786,065	1,063,978,985

Shares issued and redeemed
Shares sold-Class A	60,578	144,286	92,024	57,525	80,571	34,475
Issued as reinvestment of distributions-Class A	10,417	5,411	3,765	1,267	19,602	8,466
Shares redeemed-Class A	(149,699)	(135,401)	(61,885)	(136,482)	(22,803)	(35,463)
Shares sold-Class C	78,661	38,861	56,089	16,173	32,553	15,737
Issued as reinvestment of distributions-Class C	9,305	5,644	3,436	1,226	4,497	2,699
Shares redeemed-Class C	(190,416)	(607,919)	(36,939)	(70,756)	(69,820)	(55,267)
Shares sold-Class I	25,806,228	15,406,683	23,390,405	14,334,723	60,133,926	37,705,070
Issued as reinvestment of distributions-Class I	1,150,095	591,011	1,735,473	496,816	3,752,397	1,781,923
Shares redeemed-Class I	(15,386,291)	(21,725,701)	(10,513,268)	(14,013,388)	(45,797,507)	(45,294,343)
Shares sold-Class R-3	21,419	7,635	1,174	2,912	—	—
Issued as reinvestment of distributions-Class R-3	812	165	252	79	40	18
Shares redeemed-Class R-3	(4,953)	(186)	(734)	(1,660)	—	—
Shares sold-Class R-5	54,492	—	621	1,105	22,415	49,003
Issued as reinvestment of distributions-Class R-5	390	18	79	11	3,004	728
Shares redeemed-Class R-5	(1,143)	—	(182)	(18)	(6,074)	(5,283)
Shares sold-Class R-6	1,215,130	399,977	2,989,484	84,021	421,029	3,989,072
Issued as reinvestment of distributions-Class R-6	36,698	2,478	27,848	2,870	276,621	142,764
Shares redeemed-Class R-6	(181,202)	(89,995)	(1,504,802)	(14,017)	(780,856)	(1,608,716)
Shares sold-Class Y	3,516,987	2,893,195	938,831	290,632	8,350,076	1,977,206
Issued as reinvestment of distributions-Class Y	171,675	46,645	47,002	23,937	314,924	50,100
Shares redeemed-Class Y	(2,757,961)	(2,075,058)	(395,869)	(1,680,193)	(6,899,761)	(1,687,377)
Shares issued and redeemed	13,461,222	(5,092,251)	16,772,804	(603,217)	19,834,834	(2,929,188)

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/22	10/31/23	$46.16	$(0.07)	$5.83	$5.76	$—	$(7.75)	$(7.75)	$44.17	1.00	1.16	(0.16)	31	15.90	$161
11/01/21	10/31/22	64.23	(0.07)	(13.68)	(13.75)	—	(4.32)	(4.32)	46.16	1.00	1.13	(0.13)	31	(22.87)	156
11/01/20	10/31/21	51.65	(0.08)	20.42	20.34	(0.05)	(7.71)	(7.76)	64.23	1.00	1.11	(0.14)	20	43.42	222
11/01/19	10/31/20	43.14	0.04	9.19	9.23	(0.13)	(0.59)	(0.72)	51.65	1.00	1.15	0.08	31	21.63	170
11/01/18	10/31/19	42.91	0.14	3.75	3.89	(0.06)	(3.60)	(3.66)	43.14	1.00	1.14	0.34	49	11.23	170
Class C*
11/01/22	10/31/23	27.77	(0.20)	2.86	2.66	—	(7.75)	(7.75)	22.68	1.75	1.89	(0.90)	31	15.05	7
11/01/21	10/31/22	40.66	(0.29)	(8.28)	(8.57)	—	(4.32)	(4.32)	27.77	1.75	1.86	(0.88)	31	(23.45)	9
11/01/20	10/31/21	35.39	(0.32)	13.30	12.98	—	(7.71)	(7.71)	40.66	1.75	1.86	(0.89)	20	42.34	14
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
Class I*
11/01/22	10/31/23	49.55	0.07	6.36	6.43	(0.06)	(7.75)	(7.81)	48.17	0.70	0.91	0.14	31	16.24	191
11/01/21	10/31/22	68.46	0.10	(14.67)	(14.57)	(0.02)	(4.32)	(4.34)	49.55	0.70	0.88	0.18	31	(22.65)	213
11/01/20	10/31/21	54.56	0.09	21.70	21.79	(0.18)	(7.71)	(7.89)	68.46	0.70	0.87	0.15	20	43.87	400
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
Class R-3*
11/01/22	10/31/23	43.38	(0.16)	5.37	5.21	—	(7.75)	(7.75)	40.84	1.25	1.48	(0.41)	31	15.60	0
11/01/21	10/31/22	60.77	(0.20)	(12.87)	(13.07)	—	(4.32)	(4.32)	43.38	1.25	1.44	(0.39)	31	(23.07)	0
11/01/20	10/31/21	49.29	(0.21)	19.40	19.19	—	(7.71)	(7.71)	60.77	1.25	1.42	(0.40)	20	43.09	1
11/01/19	10/31/20	41.18	(0.06)	8.76	8.70	—	(0.59)	(0.59)	49.29	1.25	1.56	(0.14)	31	21.32	0
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
Class R-5*
11/01/22	10/31/23	49.37	0.06	6.36	6.42	—	(7.75)	(7.75)	48.04	0.70	0.94	0.13	31	16.24	1
11/01/21	10/31/22	68.21	0.10	(14.60)	(14.50)	(0.02)	(4.32)	(4.34)	49.37	0.70	0.89	0.17	31	(22.63)	1
11/01/20	10/31/21	54.38	0.10	21.62	21.72	(0.18)	(7.71)	(7.89)	68.21	0.70	0.87	0.16	20	43.88	6
11/01/19	10/31/20	45.37	0.19	9.67	9.86	(0.26)	(0.59)	(0.85)	54.38	0.70	0.90	0.38	31	22.00	5
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
Class R-6*
11/01/22	10/31/23	49.31	0.08	6.23	6.31	(0.78)	(7.75)	(8.53)	47.09	0.60	0.83	0.16	31	16.37	0
11/01/21	10/31/22	67.92	0.18	(14.40)	(14.22)	(0.07)	(4.32)	(4.39)	49.31	0.60	0.79	0.31	31	(22.31)	0
11/01/20	10/31/21	54.19	0.15	21.52	21.67	(0.23)	(7.71)	(7.94)	67.92	0.60	0.79	0.24	20	43.99	2
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
Class Y*
11/01/22	10/31/23	49.18	(0.10)	6.35	6.25	—	(7.75)	(7.75)	47.68	1.00	1.09	(0.21)	31	15.92	0
11/01/21	10/31/22	68.16	(0.07)	(14.59)	(14.66)	—	(4.32)	(4.32)	49.18	1.00	1.05	(0.13)	31	(22.89)	0
11/01/20	10/31/21	54.39	(0.09)	21.64	21.55	(0.07)	(7.71)	(7.78)	68.16	1.00	1.04	(0.15)	20	43.45	0
11/01/19	10/31/20	45.42	0.03	9.68	9.71	(0.15)	(0.59)	(0.74)	54.39	1.00	1.62	0.06	31	21.60	0
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0

Carillon ClariVest International Stock Fund
Class A*
11/01/22	10/31/23	16.62	0.36	2.24	2.60	(0.27)	—	(0.27)	18.95	1.25	1.27	1.84	44	15.70	4
11/01/21	10/31/22	21.00	0.45	(4.52)	(4.07)	(0.31)	—	(0.31)	16.62	1.32	3.24	2.42	66	(19.67)	4
11/01/20	10/31/21	15.27	0.33	5.54	5.87	(0.14)	—	(0.14)	21.00	1.45	5.16	1.66	80	38.61	4
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
Class C*
11/01/22	10/31/23	16.24	0.20	2.20	2.40	(0.16)	—	(0.16)	18.48	2.00	2.00	1.06	44	14.83	1
11/01/21	10/31/22	20.56	0.33	(4.46)	(4.13)	(0.19)	—	(0.19)	16.24	2.08	4.11	1.76	66	(20.28)	1
11/01/20	10/31/21	14.95	0.17	5.45	5.62	(0.01)	—	(0.01)	20.56	2.20	5.90	0.90	80	37.63	2
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon ClariVest International Stock Fund (cont'd)
Class I*
11/01/22	10/31/23	$ 16.61	$ 0.42	$ 2.24	$ 2.66	$ (0.16)	$ —	$ (0.16)	$ 19.11	0.95	1.03	2.14	44	16.05	$ 308
11/01/21	10/31/22	20.99	0.32	(4.32)	(4.00)	(0.38)	—	(0.38)	16.61	0.96	1.38	1.87	66	(19.44)	309
11/01/20	10/31/21	15.26	0.38	5.55	5.93	(0.20)	—	(0.20)	20.99	1.15	4.90	1.95	80	39.05	6
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5
Class R-3*
11/01/22	10/31/23	16.50	0.32	2.22	2.54	(0.14)	—	(0.14)	18.90	1.50	1.57	1.60	44	15.43	13
11/01/21	10/31/22	20.69	0.42	(4.51)	(4.09)	(0.10)	—	(0.10)	16.50	1.56	3.61	2.25	66	(19.88)	0
11/01/20	10/31/21	15.07	0.15	5.58	5.73	(0.11)	—	(0.11)	20.69	1.70	5.47	0.85	80	38.17	0
11/01/19	10/31/20	17.27	0.15	(2.00)	(1.85)	(0.35)	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24	0.49	0.73	(0.20)	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
Class R-5*
11/01/22	10/31/23	16.63	0.42	2.24	2.66	(0.24)	—	(0.24)	19.05	0.95	1.00	2.12	44	16.06	0
11/01/21	10/31/22	21.00	0.37	(4.37)	(4.00)	(0.37)	—	(0.37)	16.63	0.97	2.51	2.07	66	(19.41)	0
11/01/20	10/31/21	15.28	0.39	5.53	5.92	(0.20)	—	(0.20)	21.00	1.15	4.83	1.97	80	38.95	0
11/01/19	10/31/20	17.48	0.24	(2.02)	(1.78)	(0.42)	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33	0.49	0.82	(0.28)	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
Class R-6*
11/01/22	10/31/23	16.68	0.27	2.34	2.61	(0.36)	—	(0.36)	18.93	0.85	0.95	1.40	44	15.78	8
11/01/21	10/31/22	21.06	0.75	(4.74)	(3.99)	(0.39)	—	(0.39)	16.68	0.86	2.65	4.13	66	(19.32)	12
11/01/20	10/31/21	15.31	0.39	5.57	5.96	(0.21)	—	(0.21)	21.06	1.05	4.82	2.03	80	39.19	0
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34	0.49	0.83	(0.29)	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
Class Y*
11/01/22	10/31/23	16.53	0.36	2.24	2.60	(0.21)	—	(0.21)	18.92	1.25	1.19	1.83	44	15.77	0
11/01/21	10/31/22	20.89	0.41	(4.46)	(4.05)	(0.31)	—	(0.31)	16.53	1.31	2.83	2.25	66	(19.69)	0
11/01/20	10/31/21	15.21	0.33	5.51	5.84	(0.16)	—	(0.16)	20.89	1.45	5.09	1.68	80	38.55	0
11/01/19	10/31/20	17.34	0.19	(2.01)	(1.82)	(0.31)	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35	0.40	0.75	(0.27)	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/22	10/31/23	21.95	0.37	(0.61)	(0.24)	(0.37)	(1.22)	(1.59)	20.12	0.98	0.98	1.71	40	(1.38)	186
11/01/21	10/31/22	26.51	0.34	(2.51)	(2.17)	(0.35)	(2.04)	(2.39)	21.95	0.96	0.96	1.44	21	(8.95)	210
11/01/20	10/31/21	20.22	0.34	7.02	7.36	(0.34)	(0.73)	(1.07)	26.51	0.96	0.96	1.42	32	37.44	234
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
Class C*
11/01/22	10/31/23	20.73	0.20	(0.58)	(0.38)	(0.22)	(1.22)	(1.44)	18.91	1.71	1.71	0.99	40	(2.13)	38
11/01/21	10/31/22	25.17	0.16	(2.37)	(2.21)	(0.19)	(2.04)	(2.23)	20.73	1.68	1.68	0.72	21	(9.63)	53
11/01/20	10/31/21	19.24	0.16	6.67	6.83	(0.17)	(0.73)	(0.90)	25.17	1.69	1.69	0.72	32	36.47	79
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
Class I*
11/01/22	10/31/23	21.88	0.43	(0.62)	(0.19)	(0.43)	(1.22)	(1.65)	20.04	0.72	0.72	1.98	40	(1.18)	334
11/01/21	10/31/22	26.43	0.40	(2.49)	(2.09)	(0.42)	(2.04)	(2.46)	21.88	0.69	0.69	1.71	21	(8.68)	556
11/01/20	10/31/21	20.16	0.41	7.00	7.41	(0.41)	(0.73)	(1.14)	26.43	0.68	0.68	1.70	32	37.83	661
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
Class R-3*
11/01/22	10/31/23	21.84	0.30	(0.60)	(0.30)	(0.31)	(1.22)	(1.53)	20.01	1.29	1.29	1.42	40	(1.69)	1
11/01/21	10/31/22	26.39	0.27	(2.49)	(2.22)	(0.29)	(2.04)	(2.33)	21.84	1.25	1.25	1.13	21	(9.22)	2
11/01/20	10/31/21	20.13	0.27	6.99	7.26	(0.27)	(0.73)	(1.00)	26.39	1.25	1.25	1.12	32	37.07	2
11/01/19	10/31/20	21.61	0.31	(0.82)	(0.51)	(0.31)	(0.66)	(0.97)	20.13	1.27	1.27	1.53	41	(2.41)	1
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Eagle Growth & Income Fund (cont'd)
Class R-5*
11/01/22	10/31/23	$ 21.90	$ 0.43	$ (0.62)	$ (0.19)	$ (0.42)	$ (1.22)	$ (1.64)	$ 20.07	0.75	0.75	2.00	40	(1.15)	$ 3
11/01/21	10/31/22	26.46	0.40	(2.51)	(2.11)	(0.41)	(2.04)	(2.45)	21.90	0.71	0.71	1.68	21	(8.74)	4
11/01/20	10/31/21	20.18	0.40	7.01	7.41	(0.40)	(0.73)	(1.13)	26.46	0.71	0.71	1.69	32	37.79	8
11/01/19	10/31/20	21.66	0.41	(0.80)	(0.39)	(0.43)	(0.66)	(1.09)	20.18	0.72	0.72	2.05	41	(1.82)	7
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
Class R-6*
11/01/22	10/31/23	21.84	0.44	(0.61)	(0.17)	(0.45)	(1.22)	(1.67)	20.00	0.64	0.64	2.05	40	(1.08)	8
11/01/21	10/31/22	26.39	0.42	(2.49)	(2.07)	(0.44)	(2.04)	(2.48)	21.84	0.61	0.61	1.79	21	(8.61)	9
11/01/20	10/31/21	20.13	0.42	7.00	7.42	(0.43)	(0.73)	(1.16)	26.39	0.61	0.61	1.73	32	37.94	8
11/01/19	10/31/20	21.59	0.54	(0.98)	(0.44)	(0.36)	(0.66)	(1.02)	20.13	0.62	0.62	2.58	41	(2.03)	2
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)	(1.50)	(1.96)	21.59	0.63	0.63	2.31	25	11.87	49
Class Y*
11/01/22	10/31/23	21.83	0.36	(0.62)	(0.26)	(0.36)	(1.22)	(1.58)	19.99	1.03	1.03	1.66	40	(1.46)	0
11/01/21	10/31/22	26.37	0.38	(2.54)	(2.16)	(0.34)	(2.04)	(2.38)	21.83	0.99	0.99	1.60	21	(8.99)	0
11/01/20	10/31/21	20.13	0.33	6.99	7.32	(0.35)	(0.73)	(1.08)	26.37	0.98	0.98	1.35	32	37.41	0
11/01/19	10/31/20	21.60	0.34	(0.80)	(0.46)	(0.35)	(0.66)	(1.01)	20.13	1.08	1.08	1.68	41	(2.18)	0
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)	(1.50)	(1.87)	21.60	1.10	1.07	1.82	25	11.35	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/22	10/31/23	68.34	(0.31)	(0.91)	(1.22)	—	(0.93)	(0.93)	66.19	1.05	1.05	(0.45)	49	(1.78)	539
11/01/21	10/31/22	104.16	(0.47)	(25.60)	(26.07)	—	(9.75)	(9.75)	68.34	1.04	1.04	(0.61)	34	(26.95)	595
11/01/20	10/31/21	77.60	(0.63)	29.23	28.60	—	(2.04)	(2.04)	104.16	1.03	1.03	(0.67)	23	37.25	942
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—	(1.44)	(1.44)	77.60	1.04	1.04	(0.54)	27	25.62	786
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—	(1.50)	(1.50)	63.14	1.05	1.05	(0.44)	32	15.81	719
Class C*
11/01/22	10/31/23	49.85	(0.57)	(0.64)	(1.21)	—	(0.93)	(0.93)	47.71	1.73	1.73	(1.12)	49	(2.43)	64
11/01/21	10/31/22	79.34	(0.74)	(19.00)	(19.74)	—	(9.75)	(9.75)	49.85	1.72	1.72	(1.29)	34	(27.46)	84
11/01/20	10/31/21	59.92	(0.97)	22.43	21.46	—	(2.04)	(2.04)	79.34	1.71	1.71	(1.35)	23	36.30	141
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—	(1.44)	(1.44)	59.92	1.74	1.74	(1.24)	27	24.75	134
11/01/18	10/31/19	44.61	(0.52)	6.81	6.29	—	(1.50)	(1.50)	49.40	1.74	1.74	(1.12)	32	15.05	136
Class I*
11/01/22	10/31/23	74.02	(0.09)	(1.00)	(1.09)	—	(0.93)	(0.93)	72.00	0.73	0.73	(0.12)	49	(1.46)	1,136
11/01/21	10/31/22	111.62	(0.24)	(27.61)	(27.85)	—	(9.75)	(9.75)	74.02	0.72	0.72	(0.29)	34	(26.72)	1,368
11/01/20	10/31/21	82.78	(0.37)	31.25	30.88	—	(2.04)	(2.04)	111.62	0.72	0.72	(0.37)	23	37.68	1,993
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—	(1.44)	(1.44)	82.78	0.72	0.72	(0.23)	27	26.01	1,547
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—	(1.50)	(1.50)	67.06	0.74	0.74	(0.12)	32	16.20	1,319
Class R-3*
11/01/22	10/31/23	64.99	(0.47)	(0.85)	(1.32)	—	(0.93)	(0.93)	62.74	1.31	1.31	(0.71)	49	(2.03)	35
11/01/21	10/31/22	99.82	(0.64)	(24.44)	(25.08)	—	(9.75)	(9.75)	64.99	1.29	1.29	(0.86)	34	(27.14)	34
11/01/20	10/31/21	74.62	(0.83)	28.07	27.24	—	(2.04)	(2.04)	99.82	1.28	1.28	(0.92)	23	36.91	53
11/01/19	10/31/20	60.92	(0.53)	15.67	15.14	—	(1.44)	(1.44)	74.62	1.31	1.31	(0.81)	27	25.30	44
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—	(1.50)	(1.50)	60.92	1.34	1.34	(0.73)	32	15.49	45
Class R-5*
11/01/22	10/31/23	73.74	(0.11)	(0.99)	(1.10)	—	(0.93)	(0.93)	71.71	0.75	0.75	(0.15)	49	(1.48)	749
11/01/21	10/31/22	111.26	(0.26)	(27.51)	(27.77)	—	(9.75)	(9.75)	73.74	0.74	0.74	(0.31)	34	(26.74)	729
11/01/20	10/31/21	82.53	(0.38)	31.15	30.77	—	(2.04)	(2.04)	111.26	0.73	0.73	(0.38)	23	37.66	1,066
11/01/19	10/31/20	66.87	(0.17)	17.27	17.10	—	(1.44)	(1.44)	82.53	0.73	0.73	(0.24)	27	25.99	809
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—	(1.50)	(1.50)	66.87	0.75	0.75	(0.14)	32	16.19	758
Class R-6*
11/01/22	10/31/23	74.88	(0.03)	(1.01)	(1.04)	—	(0.93)	(0.93)	72.91	0.64	0.64	(0.04)	49	(1.38)	3,037
11/01/21	10/31/22	112.71	(0.18)	(27.90)	(28.08)	—	(9.75)	(9.75)	74.88	0.64	0.64	(0.21)	34	(26.66)	3,263
11/01/20	10/31/21	83.51	(0.28)	31.52	31.24	—	(2.04)	(2.04)	112.71	0.63	0.63	(0.28)	23	37.79	4,561
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—	(1.44)	(1.44)	83.51	0.64	0.64	(0.15)	27	26.12	3,295
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—	(1.50)	(1.50)	67.58	0.65	0.65	(0.04)	32	16.30	2,695

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Eagle Mid Cap Growth Fund (cont'd)
Class Y*
11/01/22	10/31/23	$ 72.68	$ (0.32)	$ (0.98)	$ (1.30)	$ —	$ (0.93)	$ (0.93)	$ 70.45	1.05	1.05	(0.44)	49	(1.78)	$ 2
11/01/21	10/31/22	110.11	(0.50)	(27.18)	(27.68)	—	(9.75)	(9.75)	72.68	1.04	1.04	(0.60)	34	(26.95)	3
11/01/20	10/31/21	81.94	(0.67)	30.88	30.21	—	(2.04)	(2.04)	110.11	1.03	1.03	(0.68)	23	37.24	5
11/01/19	10/31/20	66.60	(0.39)	17.17	16.78	—	(1.44)	(1.44)	81.94	1.05	1.05	(0.55)	27	25.61	4
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—	(1.50)	(1.50)	66.60	1.01	1.01	(0.44)	32	15.89	4

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/22	10/31/23	31.07	(0.14)	(2.21)	(2.35)	—	(8.31)	(8.31)	20.41	1.18	1.18	(0.61)	39	(8.32)	130
11/01/21	10/31/22	61.37	(0.22)	(13.76)	(13.98)	—	(16.32)	(16.32)	31.07	1.10	1.10	(0.62)	40	(28.12)	202
11/01/20	10/31/21	54.04	(0.43)	18.33	17.90	—	(10.57)	(10.57)	61.37	1.06	1.06	(0.73)	28	34.65	384
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—	(3.27)	(3.27)	54.04	1.08	1.08	(0.77)	21	19.50	336
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—	(10.99)	(10.99)	48.23	1.08	1.08	(0.65)	26	3.64	394
Class C*
11/01/22	10/31/23	11.71	(0.04)	(0.72)	(0.76)	—	(8.31)	(8.31)	2.64	1.88	1.88	(1.31)	39	(8.84)	10
11/01/21	10/31/22	34.57	(0.19)	(6.35)	(6.54)	—	(16.32)	(16.32)	11.71	1.80	1.80	(1.32)	40	(28.64)	16
11/01/20	10/31/21	34.32	(0.48)	11.30	10.82	—	(10.57)	(10.57)	34.57	1.76	1.76	(1.41)	28	33.73	34
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—	(3.27)	(3.27)	34.32	1.77	1.77	(1.45)	21	18.67	48
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—	(10.99)	(10.99)	31.93	1.76	1.76	(1.32)	26	2.92	68
Class I*
11/01/22	10/31/23	35.44	(0.09)	(2.55)	(2.64)	—	(8.31)	(8.31)	24.49	0.89	0.89	(0.32)	39	(8.06)	181
11/01/21	10/31/22	67.29	(0.13)	(15.40)	(15.53)	—	(16.32)	(16.32)	35.44	0.80	0.80	(0.32)	40	(27.90)	377
11/01/20	10/31/21	58.29	(0.28)	19.85	19.57	—	(10.57)	(10.57)	67.29	0.77	0.77	(0.44)	28	35.04	777
11/01/19	10/31/20	51.64	(0.24)	10.16	9.92	—	(3.27)	(3.27)	58.29	0.78	0.78	(0.46)	21	19.86	803
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—	(10.99)	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
Class R-3*
11/01/22	10/31/23	28.22	(0.19)	(1.99)	(2.18)	—	(8.31)	(8.31)	17.73	1.47	1.47	(0.92)	39	(8.65)	15
11/01/21	10/31/22	57.51	(0.29)	(12.68)	(12.97)	—	(16.32)	(16.32)	28.22	1.36	1.36	(0.88)	40	(28.30)	35
11/01/20	10/31/21	51.28	(0.54)	17.34	16.80	—	(10.57)	(10.57)	57.51	1.30	1.30	(0.97)	28	34.32	60
11/01/19	10/31/20	46.02	(0.46)	8.99	8.53	—	(3.27)	(3.27)	51.28	1.31	1.31	(1.00)	21	19.22	58
11/01/18	10/31/19	57.14	(0.43)	0.30	(0.13)	—	(10.99)	(10.99)	46.02	1.34	1.34	(0.90)	26	3.37	66
Class R-5*
11/01/22	10/31/23	35.77	(0.10)	(2.58)	(2.68)	—	(8.31)	(8.31)	24.78	0.93	0.93	(0.36)	39	(8.11)	18
11/01/21	10/31/22	67.76	(0.14)	(15.53)	(15.67)	—	(16.32)	(16.32)	35.77	0.81	0.81	(0.32)	40	(27.91)	27
11/01/20	10/31/21	58.64	(0.26)	19.95	19.69	—	(10.57)	(10.57)	67.76	0.77	0.77	(0.39)	28	35.03	106
11/01/19	10/31/20	51.92	(0.23)	10.22	9.99	—	(3.27)	(3.27)	58.64	0.76	0.76	(0.43)	21	19.88	205
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
Class R-6*
11/01/22	10/31/23	36.68	(0.07)	(2.65)	(2.72)	—	(8.31)	(8.31)	25.65	0.78	0.78	(0.22)	39	(7.99)	167
11/01/21	10/31/22	68.96	(0.10)	(15.86)	(15.96)	—	(16.32)	(16.32)	36.68	0.71	0.71	(0.22)	40	(27.83)	336
11/01/20	10/31/21	59.47	(0.22)	20.28	20.06	—	(10.57)	(10.57)	68.96	0.66	0.66	(0.33)	28	35.18	985
11/01/19	10/31/20	52.56	(0.18)	10.36	10.18	—	(3.27)	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
Class Y*
11/01/22	10/31/23	34.31	(0.11)	(2.48)	(2.59)	—	(8.31)	(8.31)	23.41	1.05	1.05	(0.43)	39	(8.22)	0
11/01/21	10/31/22	65.82	(0.20)	(14.99)	(15.19)	—	(16.32)	(16.32)	34.31	0.99	0.97	(0.52)	40	(28.03)	0
11/01/20	10/31/21	57.44	(0.59)	19.54	18.95	—	(10.57)	(10.57)	65.82	1.25	0.91	(0.92)	28	34.40	0
11/01/19	10/31/20	51.16	(0.51)	10.06	9.55	—	(3.27)	(3.27)	57.44	1.25	1.52	(0.97)	21	19.29	0
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0

Carillon Scout Mid Cap Fund
Class A*
11/01/22	10/31/23	20.09	(0.00)	(0.65)	(0.65)	(0.16)	(0.59)	(0.75)	18.69	1.25	1.25	(0.01)	112	(3.27)	23
11/01/21	10/31/22	27.73	0.14	(4.97)	(4.83)	(0.01)	(2.80)	(2.81)	20.09	1.23	1.23	0.62	159	(18.72)	26
11/01/20	10/31/21	19.92	(0.06)	8.39	8.33	—	(0.52)	(0.52)	27.73	1.19	1.19	(0.22)	109	42.31	33
11/01/19	10/31/20	18.38	0.02	1.63	1.65	(0.10)	(0.01)	(0.11)	19.92	1.22	1.22	0.12	109	9.01	19
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	(1.28)	18.38	1.20	1.20	0.50	170	8.31	21

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Scout Mid Cap Fund (cont'd)
Class C*
11/01/22	10/31/23	$ 19.47	$ (0.14)	$ (0.62)	$ (0.76)	$ (0.01)	$ (0.59)	$ (0.60)	$ 18.11	1.98	1.98	(0.74)	112	(3.97)	$ 17
11/01/21	10/31/22	27.14	(0.03)	(4.84)	(4.87)	—	(2.80)	(2.80)	19.47	1.97	1.97	(0.14)	159	(19.32)	24
11/01/20	10/31/21	19.65	(0.25)	8.26	8.01	—	(0.52)	(0.52)	27.14	1.96	1.96	(0.99)	109	41.25	31
11/01/19	10/31/20	18.17	(0.12)	1.61	1.49	—	(0.01)	(0.01)	19.65	2.00	2.00	(0.65)	109	8.23	19
11/01/18	10/31/19	18.26	(0.05)	1.18	1.13	(0.03)	(1.19)	(1.22)	18.17	1.99	1.99	(0.28)	170	7.34	20
Class I*
11/01/22	10/31/23	20.27	0.05	(0.65)	(0.60)	(0.22)	(0.59)	(0.81)	18.86	0.98	0.98	0.26	112	(2.99)	2,682
11/01/21	10/31/22	27.90	0.20	(5.01)	(4.81)	(0.02)	(2.80)	(2.82)	20.27	0.96	0.96	0.87	159	(18.52)	3,446
11/01/20	10/31/21	20.03	— (d)	8.44	8.44	(0.05)	(0.52)	(0.57)	27.90	0.95	0.95	0.02	109	42.67	4,560
11/01/19	10/31/20	18.46	0.07	1.64	1.71	(0.13)	(0.01)	(0.14)	20.03	0.97	0.97	0.37	109	9.31	2,581
11/01/18	10/31/19	18.41	0.13	1.20	1.33	(0.09)	(1.19)	(1.28)	18.46	0.98	0.98	0.75	170	8.48	2,685
Class R-3*
11/01/22	10/31/23	19.84	(0.06)	(0.63)	(0.69)	(0.10)	(0.59)	(0.69)	18.46	1.53	1.53	(0.29)	112	(3.54)	3
11/01/21	10/31/22	27.48	0.06	(4.90)	(4.84)	—	(2.80)	(2.80)	19.84	1.50	1.50	0.29	159	(18.94)	3
11/01/20	10/31/21	19.81	(0.13)	8.32	8.19	—	(0.52)	(0.52)	27.48	1.50	1.50	(0.53)	109	41.84	5
11/01/19	10/31/20	18.29	(0.04)	1.63	1.59	(0.06)	(0.01)	(0.07)	19.81	1.54	1.54	(0.22)	109	8.71	3
11/01/18	10/31/19	18.32	0.03	1.19	1.22	(0.06)	(1.19)	(1.25)	18.29	1.56	1.56	0.16	170	7.87	3
Class R-5*
11/01/22	10/31/23	20.14	0.06	(0.66)	(0.60)	(0.22)	(0.59)	(0.81)	18.73	0.98	0.98	0.29	112	(2.99)	3
11/01/21	10/31/22	27.74	0.20	(4.98)	(4.78)	(0.02)	(2.80)	(2.82)	20.14	0.96	0.96	0.91	159	(18.52)	4
11/01/20	10/31/21	19.91	0.01	8.39	8.40	(0.05)	(0.52)	(0.57)	27.74	0.93	0.93	0.04	109	42.73	4
11/01/19	10/31/20	18.37	0.06	1.63	1.69	(0.14)	(0.01)	(0.15)	19.91	0.97	0.97	0.33	109	9.30	2
11/01/18	10/31/19	18.35	0.13	1.19	1.32	(0.11)	(1.19)	(1.30)	18.37	1.00	1.00	0.72	170	8.47	2
Class R-6*
11/01/22	10/31/23	20.27	0.07	(0.65)	(0.58)	(0.24)	(0.59)	(0.83)	18.86	0.87	0.87	0.37	112	(2.87)	320
11/01/21	10/31/22	27.88	0.23	(5.02)	(4.79)	(0.02)	(2.80)	(2.82)	20.27	0.86	0.86	1.03	159	(18.44)	325
11/01/20	10/31/21	20.01	0.03	8.43	8.46	(0.07)	(0.52)	(0.59)	27.88	0.86	0.86	0.11	109	42.85	278
11/01/19	10/31/20	18.45	0.07	1.65	1.72	(0.15)	(0.01)	(0.16)	20.01	0.88	0.88	0.36	109	9.38	171
11/01/18	10/31/19	18.41	0.15	1.19	1.34	(0.11)	(1.19)	(1.30)	18.45	0.88	0.88	0.82	170	8.60	108
Class Y*
11/01/22	10/31/23	20.06	(0.01)	(0.64)	(0.65)	(0.17)	(0.59)	(0.76)	18.65	1.27	1.27	(0.03)	112	(3.26)	2
11/01/21	10/31/22	27.70	0.16	(4.99)	(4.83)	(0.01)	(2.80)	(2.81)	20.06	1.22	1.22	0.70	159	(18.74)	3
11/01/20	10/31/21	19.90	(0.06)	8.38	8.32	—	(0.52)	(0.52)	27.70	1.26	1.26	(0.24)	109	42.31	4
11/01/19	10/31/20	18.36	0.03	1.60	1.63	(0.08)	(0.01)	(0.09)	19.90	1.28	1.28	0.17	109	8.94	9
11/01/18	10/31/19	18.37	0.08	1.20	1.28	(0.10)	(1.19)	(1.29)	18.36	1.26	1.26	0.45	170	8.20	24

Carillon Scout Small Cap Fund
Class A*
11/01/22	10/31/23	25.75	(0.15)	(2.73)	(2.88)	—	(0.81)	(0.81)	22.06	1.20	1.20	(0.61)	7	(11.43)	11
11/01/21	10/31/22	39.48	(0.16)	(7.72)	(7.88)	—	(5.85)	(5.85)	25.75	1.18	1.18	(0.55)	17	(22.53)	14
11/01/20	10/31/21	29.50	(0.30)	13.12	12.82	—	(2.84)	(2.84)	39.48	1.15	1.15	(0.80)	28	44.67	18
11/01/19	10/31/20	28.20	(0.16)	2.56	2.40	—	(1.10)	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
Class C*
11/01/22	10/31/23	24.56	(0.32)	(2.58)	(2.90)	—	(0.81)	(0.81)	20.85	1.94	1.94	(1.35)	7	(12.08)	1
11/01/21	10/31/22	38.19	(0.35)	(7.43)	(7.78)	—	(5.85)	(5.85)	24.56	1.92	1.92	(1.28)	17	(23.11)	2
11/01/20	10/31/21	28.82	(0.56)	12.77	12.21	—	(2.84)	(2.84)	38.19	1.91	1.91	(1.52)	28	43.53	3
11/01/19	10/31/20	27.78	(0.35)	2.49	2.14	—	(1.10)	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8
Class I*
11/01/22	10/31/23	26.12	(0.09)	(2.78)	(2.87)	—	(0.81)	(0.81)	22.44	0.95	0.96	(0.36)	7	(11.22)	203
11/01/21	10/31/22	39.88	(0.09)	(7.81)	(7.90)	(0.01)	(5.85)	(5.86)	26.12	0.94	0.94	(0.31)	17	(22.33)	252
11/01/20	10/31/21	29.72	(0.21)	13.22	13.01	(0.01)	(2.84)	(2.85)	39.88	0.90	0.90	(0.55)	28	45.02	362
11/01/19	10/31/20	28.34	(0.09)	2.57	2.48	—	(1.10)	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Scout Small Cap Fund (cont'd)
Class R-3*
11/01/22	10/31/23	$ 25.24	$ (0.22)	$ (2.66)	$ (2.88)	$ —	$ (0.81)	$ (0.81)	$ 21.55	1.45	1.45	(0.89)	7	(11.67)	$ 0
11/01/21	10/31/22	38.92	(0.24)	(7.59)	(7.83)	—	(5.85)	(5.85)	25.24	1.50	1.47	(0.84)	17	(22.76)	0
11/01/20	10/31/21	29.22	(0.43)	12.97	12.54	—	(2.84)	(2.84)	38.92	1.50	1.44	(1.14)	28	44.10	0
11/01/19	10/31/20	28.03	(0.23)	2.52	2.29	—	(1.10)	(1.10)	29.22	1.50	1.66	(0.86)	22	8.34	0
11/01/18	10/31/19	27.02	(0.16)	1.23	1.07	—	(0.06)	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
Class R-5*
11/01/22	10/31/23	26.01	(0.07)	(2.77)	(2.84)	—	(0.81)	(0.81)	22.36	0.86	0.86	(0.27)	7	(11.15)	0
11/01/21	10/31/22	39.74	(0.09)	(7.78)	(7.87)	(0.01)	(5.85)	(5.86)	26.01	0.95	0.84	(0.32)	17	(22.34)	0
11/01/20	10/31/21	29.72	(0.18)	13.04	12.86	—	(2.84)	(2.84)	39.74	0.95	0.86	(0.50)	28	44.46	0
11/01/19	10/31/20	28.34	(0.10)	2.58	2.48	—	(1.10)	(1.10)	29.72	0.95	1.05	(0.36)	22	8.93	0
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
Class R-6*
11/01/22	10/31/23	26.28	(0.07)	(2.80)	(2.87)	—	(0.81)	(0.81)	22.60	0.85	0.86	(0.26)	7	(11.15)	7
11/01/21	10/31/22	40.06	(0.06)	(7.85)	(7.91)	(0.02)	(5.85)	(5.87)	26.28	0.84	0.84	(0.21)	17	(22.26)	8
11/01/20	10/31/21	29.82	(0.17)	13.27	13.10	(0.02)	(2.84)	(2.86)	40.06	0.81	0.81	(0.45)	28	45.16	12
11/01/19	10/31/20	28.41	(0.08)	2.59	2.51	—	(1.10)	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
11/01/18	10/31/19	27.20	— (d)	1.27	1.27	—	(0.06)	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
Class Y*
11/01/22	10/31/23	25.69	(0.14)	(2.72)	(2.86)	—	(0.81)	(0.81)	22.02	1.14	1.14	(0.55)	7	(11.38)	0
11/01/21	10/31/22	39.38	(0.14)	(7.70)	(7.84)	—	(5.85)	(5.85)	25.69	1.13	1.13	(0.49)	17	(22.48)	0
11/01/20	10/31/21	29.45	(0.28)	13.05	12.77	— (d)	(2.84)	(2.84)	39.38	1.11	1.11	(0.74)	28	44.57	0
11/01/19	10/31/20	28.17	(0.19)	2.57	2.38	—	(1.10)	(1.10)	29.45	1.25	1.25	(0.69)	22	8.62	0
11/01/18	10/31/19	27.09	(0.10)	1.24	1.14	—	(0.06)	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0

Carillon Reams Core Bond Fund
Class A*
11/01/22	10/31/23	10.41	0.35	(0.36)	(0.01)	(0.33)	—	(0.33)	10.07	0.80	0.97	3.26	530	(0.21)	3
11/01/21	10/31/22	12.66	0.17	(2.24)	(2.07)	(0.18)	—	(0.18)	10.41	0.80	0.95	1.45	429	(16.49)	4
11/01/20	10/31/21	13.14	0.06	(0.22)	(0.16)	(0.07)	(0.25)	(0.32)	12.66	0.80	0.93	0.47	227	(1.27)	4
11/01/19	10/31/20	12.02	0.12	1.40	1.52	(0.16)	(0.24)	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
11/01/18	10/31/19	11.03	0.22	0.99	1.21	(0.22)	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
Class C*
11/01/22	10/31/23	10.36	0.27	(0.35)	(0.08)	(0.25)	—	(0.25)	10.03	1.55	1.70	2.52	530	(0.87)	3
11/01/21	10/31/22	12.60	0.07	(2.22)	(2.15)	(0.09)	—	(0.09)	10.36	1.55	1.70	0.57	429	(17.11)	5
11/01/20	10/31/21	13.11	(0.04)	(0.21)	(0.25)	(0.01)	(0.25)	(0.26)	12.60	1.55	1.67	(0.27)	227	(2.01)	13
11/01/19	10/31/20	12.01	(0.02)	1.44	1.42	(0.08)	(0.24)	(0.32)	13.11	1.55	1.72	(0.14)	549	12.09	11
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
Class I*
11/01/22	10/31/23	10.43	0.41	(0.37)	0.04	(0.38)	—	(0.38)	10.09	0.40	0.72	3.76	530	0.19	414
11/01/21	10/31/22	12.67	0.21	(2.22)	(2.01)	(0.23)	—	(0.23)	10.43	0.40	0.72	1.82	429	(16.06)	308
11/01/20	10/31/21	13.16	0.11	(0.23)	(0.12)	(0.12)	(0.25)	(0.37)	12.67	0.40	0.70	0.88	227	(0.95)	447
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
11/01/18	10/31/19	11.04	0.26	1.01	1.27	(0.27)	—	(0.27)	12.04	0.40	0.98	2.28	409	11.64	105
Class R-3*
11/01/22	10/31/23	10.42	0.34	(0.37)	(0.03)	(0.31)	—	(0.31)	10.08	1.05	1.26	3.16	530	(0.44)	0
11/01/21	10/31/22	12.67	0.15	(2.25)	(2.10)	(0.15)	—	(0.15)	10.42	1.05	1.25	1.31	429	(16.67)	0
11/01/20	10/31/21	13.15	0.03	(0.22)	(0.19)	(0.04)	(0.25)	(0.29)	12.67	1.05	1.20	0.22	227	(1.49)	0
11/01/19	10/31/20	12.03	0.08	1.40	1.48	(0.12)	(0.24)	(0.36)	13.15	1.05	1.59	0.59	549	12.63	0
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
Class R-5*
11/01/22	10/31/23	10.43	0.45	(0.42)	0.03	(0.36)	—	(0.36)	10.10	0.50	0.63	4.30	530	0.16	1
11/01/21	10/31/22	12.68	0.21	(2.24)	(2.03)	(0.22)	—	(0.22)	10.43	0.50	0.59	1.76	429	(16.22)	0
11/01/20	10/31/21	13.16	0.10	(0.22)	(0.12)	(0.11)	(0.25)	(0.36)	12.68	0.50	0.59	0.77	227	(0.98)	0
11/01/19	10/31/20	12.04	0.17	1.38	1.55	(0.19)	(0.24)	(0.43)	13.16	0.50	1.25	1.36	549	13.23	0
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Reams Core Bond Fund (cont'd)
Class R-6*
11/01/22	10/31/23	$ 10.44	$ 0.41	$ (0.37)	$ 0.04	$ (0.38)	$ —	$ (0.38)	$ 10.10	0.40	0.63	3.83	530	0.19	$ 15
11/01/21	10/31/22	12.68	0.25	(2.26)	(2.01)	(0.23)	—	(0.23)	10.44	0.40	0.62	2.16	429	(16.03)	4
11/01/20	10/31/21	13.16	0.11	(0.22)	(0.11)	(0.12)	(0.25)	(0.37)	12.68	0.40	0.59	0.87	227	(0.88)	1
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
Class Y*
11/01/22	10/31/23	10.42	0.36	(0.36)	—	(0.34)	—	(0.34)	10.08	0.80	1.01	3.35	530	(0.20)	51
11/01/21	10/31/22	12.66	0.17	(2.23)	(2.06)	(0.18)	—	(0.18)	10.42	0.80	1.02	1.49	429	(16.41)	43
11/01/20	10/31/21	13.15	0.06	(0.23)	(0.17)	(0.07)	(0.25)	(0.32)	12.66	0.80	1.01	0.48	227	(1.35)	42
11/01/19	10/31/20	12.03	0.07	1.45	1.52	(0.16)	(0.24)	(0.40)	13.15	0.80	0.98	0.55	549	12.96	57
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1

Carillon Reams Core Plus Bond Fund
Class A*
11/01/22	10/31/23	28.81	1.04	(0.84)	0.20	(1.35)	—	(1.35)	27.66	0.80	0.90	3.50	532	0.51	4
11/01/21	10/31/22	34.45	0.53	(5.67)	(5.14)	(0.50)	—	(0.50)	28.81	0.80	0.90	1.63	413	(15.06)	3
11/01/20	10/31/21	36.57	0.23	(0.60)	(0.37)	(0.38)	(1.37)	(1.75)	34.45	0.80	0.90	0.65	220	(1.12)	7
11/01/19	10/31/20	33.43	0.40	3.99	4.39	(0.64)	(0.61)	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
Class C*
11/01/22	10/31/23	28.59	0.80	(0.81)	(0.01)	(1.14)	—	(1.14)	27.44	1.55	1.65	2.71	532	(0.24)
11/01/21	10/31/22	34.35	0.31	(5.66)	(5.35)	(0.41)	—	(0.41)	28.59	1.55	1.67	0.96	413	(15.69)	4
11/01/20	10/31/21	36.55	(0.04)	(0.60)	(0.64)	(0.19)	(1.37)	(1.56)	34.35	1.55	1.67	(0.11)	220	(1.87)	6
11/01/19	10/31/20	33.38	0.11	4.06	4.17	(0.39)	(0.61)	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
Class I*
11/01/22	10/31/23	28.91	1.16	(0.84)	0.32	(1.47)	—	(1.47)	27.76	0.40	0.64	3.90	532	0.91	1,346
11/01/21	10/31/22	34.54	0.70	(5.74)	(5.04)	(0.59)	—	(0.59)	28.91	0.40	0.65	2.17	413	(14.74)	980
11/01/20	10/31/21	36.64	0.37	(0.59)	(0.22)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.65	1.04	220	(0.71)	1,142
11/01/19	10/31/20	33.45	0.60	3.96	4.56	(0.76)	(0.61)	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
Class R-3*
11/01/22	10/31/23	28.78	0.95	(0.82)	0.13	(1.28)	—	(1.28)	27.63	1.05	1.20	3.22	532	0.26	0
11/01/21	10/31/22	34.47	0.51	(5.73)	(5.22)	(0.47)	—	(0.47)	28.78	1.05	1.18	1.59	413	(15.28)	0
11/01/20	10/31/21	36.62	0.14	(0.60)	(0.46)	(0.32)	(1.37)	(1.69)	34.47	1.05	1.16	0.38	220	(1.37)	0
11/01/19	10/31/20	33.43	0.37	3.97	4.34	(0.54)	(0.61)	(1.15)	36.62	1.05	1.55	1.06	559	13.40	0
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
Class R-5*
11/01/22	10/31/23	28.91	1.13	(0.84)	0.29	(1.44)	—	(1.44)	27.76	0.50	0.63	3.79	532	0.80	0
11/01/21	10/31/22	34.54	0.70	(5.77)	(5.07)	(0.56)	—	(0.56)	28.91	0.50	0.53	2.19	413	(14.83)	0
11/01/20	10/31/21	36.65	0.33	(0.60)	(0.27)	(0.47)	(1.37)	(1.84)	34.54	0.50	0.56	0.94	220	(0.84)	0
11/01/19	10/31/20	33.45	0.59	3.95	4.54	(0.73)	(0.61)	(1.34)	36.65	0.50	1.08	1.68	559	14.03	0
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
Class R-6*
11/01/22	10/31/23	28.92	1.28	(0.96)	0.32	(1.47)	—	(1.47)	27.77	0.40	0.57	4.30	532	0.90	47
11/01/21	10/31/22	34.54	0.77	(5.80)	(5.03)	(0.59)	—	(0.59)	28.92	0.40	0.56	2.42	413	(14.71)	5
11/01/20	10/31/21	36.65	0.37	(0.60)	(0.23)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.56	1.06	220	(0.74)	4
11/01/19	10/31/20	33.45	0.59	3.98	4.57	(0.76)	(0.61)	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
Class Y*
11/01/22	10/31/23	28.84	1.05	(0.85)	0.20	(1.35)	—	(1.35)	27.69	0.80	0.94	3.54	532	0.51	41
11/01/21	10/31/22	34.48	0.55	(5.69)	(5.14)	(0.50)	—	(0.50)	28.84	0.80	0.96	1.71	413	(15.05)	25
11/01/20	10/31/21	36.60	0.23	(0.60)	(0.37)	(0.38)	(1.37)	(1.75)	34.48	0.80	0.95	0.64	220	(1.12)	77
11/01/19	10/31/20	33.43	0.43	3.98	4.41	(0.63)	(0.61)	(1.24)	36.60	0.80	0.93	1.18	559	13.64	99
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14

The accompanying notes are an integral part of the financial statements.	47

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Unconstrained Bond Fund
Class A*
11/01/22	10/31/23	$ 11.53	$ 0.42	$ 0.12	$ 0.54	$ (0.54)	$ —	$ (0.54)	$ 11.53	0.80	1.09	3.54	458	4.61	$ 6
11/01/21	10/31/22	12.79	0.20	(1.20)	(1.00)	(0.13)	(0.13)	(0.26)	11.53	0.80	1.08	1.67	273	(7.90)	5
11/01/20	10/31/21	12.81	0.06	0.17	0.23	(0.25)	—	(0.25)	12.79	0.80	1.08	0.46	80	1.78	5
11/01/19	10/31/20	12.13	0.19	0.76	0.95	(0.27)	—	(0.27)	12.81	0.80	1.09	1.56	435	7.97	1
11/01/18	10/31/19	11.45	0.21	0.69	0.90	(0.22)	—	(0.22)	12.13	0.80	1.14	1.74	289	7.92	0
Class C*
11/01/22	10/31/23	11.44	0.32	0.11	0.43	(0.45)	—	(0.45)	11.42	1.55	1.85	2.72	458	3.70	1
11/01/21	10/31/22	12.72	0.11	(1.18)	(1.07)	(0.08)	(0.13)	(0.21)	11.44	1.55	1.86	0.90	273	(8.53)	2
11/01/20	10/31/21	12.79	(0.02)	0.15	0.13	(0.20)	—	(0.20)	12.72	1.55	1.86	(0.13)	80	1.02	2
11/01/19	10/31/20	12.10	0.10	0.77	0.87	(0.18)	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
Class I*
11/01/22	10/31/23	11.56	0.46	0.10	0.56	(0.57)	—	(0.57)	11.55	0.50	0.86	3.86	458	4.82	1,143
11/01/21	10/31/22	12.80	0.24	(1.19)	(0.95)	(0.16)	(0.13)	(0.29)	11.56	0.50	0.85	1.97	273	(7.55)	935
11/01/20	10/31/21	12.81	0.12	0.15	0.27	(0.28)	—	(0.28)	12.80	0.50	0.85	0.92	80	2.08	1,110
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
Class R-3*
11/01/22	10/31/23	11.51	0.39	0.11	0.50	(0.50)	—	(0.50)	11.51	1.05	1.23	3.26	458	4.32	0
11/01/21	10/31/22	12.77	0.18	(1.20)	(1.02)	(0.11)	(0.13)	(0.24)	11.51	1.05	1.22	1.44	273	(8.07)	0
11/01/20	10/31/21	12.81	0.05	0.14	0.19	(0.23)	—	(0.23)	12.77	1.05	1.25	0.39	80	1.45	0
11/01/19	10/31/20	12.11	0.16	0.78	0.94	(0.24)	—	(0.24)	12.81	1.05	1.81	1.32	435	7.85	0
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
Class R-5*
11/01/22	10/31/23	11.56	0.46	0.10	0.56	(0.57)	—	(0.57)	11.55	0.50	0.86	3.87	458	4.82	1
11/01/21	10/31/22	12.80	0.29	(1.24)	(0.95)	(0.16)	(0.13)	(0.29)	11.56	0.50	0.83	2.44	273	(7.56)	1
11/01/20	10/31/21	12.81	0.11	0.16	0.27	(0.28)	—	(0.28)	12.80	0.50	0.84	0.86	80	2.09	0
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	(0.30)	12.81	0.50	1.30	1.87	435	8.36	0
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
Class R-6*
11/01/22	10/31/23	11.56	0.47	0.10	0.57	(0.58)	—	(0.58)	11.55	0.40	0.76	3.90	458	4.92	90
11/01/21	10/31/22	12.80	0.26	(1.20)	(0.94)	(0.17)	(0.13)	(0.30)	11.56	0.40	0.76	2.15	273	(7.46)	91
11/01/20	10/31/21	12.81	0.13	0.15	0.28	(0.29)	—	(0.29)	12.80	0.40	0.76	1.01	80	2.17	68
11/01/19	10/31/20	12.12	0.24	0.77	1.01	(0.32)	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
Class Y*
11/01/22	10/31/23	11.60	0.43	0.11	0.54	(0.54)	—	(0.54)	11.60	0.80	1.15	3.59	458	4.58	52
11/01/21	10/31/22	12.86	0.20	(1.20)	(1.00)	(0.13)	(0.13)	(0.26)	11.60	0.80	1.15	1.63	273	(7.88)	32
11/01/20	10/31/21	12.88	0.08	0.15	0.23	(0.25)	—	(0.25)	12.86	0.80	1.14	0.62	80	1.76	31
11/01/19	10/31/20	12.18	0.19	0.78	0.97	(0.27)	—	(0.27)	12.88	0.80	1.15	1.55	435	8.07	25
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23

* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

48	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2023

NOTE 1  |  Organization and investment objective  |  Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon Tower’s structure, ownership, or control. The Trust offers shares in the following series:

•	Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

Class offerings  |  As of October 31, 2023, each fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed less than one year after purchase. Class C shares automatically convert to Class A shares for all purchases that have surpassed their 8-year anniversary date.

•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

Note 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each fund’s shares is based on the NAV per share of each class of a fund. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). In accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board approved the Adviser as the fund’s valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value determined in good faith.

There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing

49

Notes to Financial Statements

10.31.2023

may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, medium-term notes, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2023, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. Only the Core Plus Bond Fund and Unconstrained Bond Fund held options during the fiscal year ended October 31, 2023.

•

Swaps  |  Swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2023, only the Core Plus Bond Fund and Unconstrained Bond Fund held swaps.

•

Forward contracts  |  Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2023, only the Core Plus Bond Fund and Unconstrained Bond Fund held forwards.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

50

Notes to Financial Statements

10.31.2023

The following is a summary of the inputs used to value each fund’s investments as of October 31, 2023:

	Level 1	Level 2	Level 3

Capital Appreciation Fund
Common stocks (a)	$357,354,955	$—	$—
Total investment portfolio	$357,354,955	$—	$—

International Stock Fund
Common stocks (a):
Australia	$—	$7,798,180	$—
Canada	15,298,155	—	—
China	1,535,802	7,211,454	—
Denmark	—	14,137,448	—
Finland	—	2,539,271	—
France	—	26,049,153	—
Germany	—	17,845,589	—
Hong Kong	—	16,185,760	—
India	651,300	—	—
Ireland	—	903,941	—
Israel	2,253,108	1,836,468	—
Italy	—	7,549,407	—
Japan	—	66,790,591	—
Mexico	1,322,952	—	—
Netherlands	—	12,455,467	—
New Zealand	—	1,622,147	—
Norway	—	2,058,778	—
Singapore	—	2,486,415	—
South Korea	—	8,030,341	—
Spain	—	3,620,761	—
Sweden	—	5,783,621	—
Switzerland	—	14,739,038	—
Taiwan	5,239,017	12,999,422	—
Turkey	—	1,297,635	—
United Kingdom	1,546,770	40,814,682	—
Preferred stocks	—	2,169,268	—
Exchange traded funds	21,268,797	—	—
Money market funds	4,892,500	—	—
Total investment portfolio	$54,008,401	$276,924,837	$—

Growth & Income Fund
Domestic common stocks (a)	$491,450,731	$—	$—
Foreign common stocks (a)	66,529,644	—	—
Total investment portfolio	$557,980,375	$—	$—

Mid Cap Growth Fund
Common stocks (a)	$5,529,891,636	$—	$—
Total investment portfolio	$5,529,891,636	$—	$—

Small Cap Growth Fund
Common stocks (a)	$524,346,708	$—	$—
Money market funds	4,084,477	—	—
Total investment portfolio	$528,431,185	$—	$—

	Level 1	Level 2	Level 3

Mid Cap Fund
Common stocks (a)	$3,007,702,084	$—	$—
Total investment portfolio	$3,007,702,084	$—	$—

Small Cap Fund
Common stocks (a)	$221,668,998	$—	$—
Total investment portfolio	$221,668,998	$—	$—

Core Bond Fund
Corporate bonds (a)	$—	$129,649,619	$—
Mortgage and asset-backed securities	—	314,399,763	—
U.S. Treasuries	—	126,841,414	—
U.S. Treasury Bills	—	80,864,048	—
Total investment portfolio	$—	$651,754,844	$—

Core Plus Bond Fund
Corporate bonds (a)	$—	$350,290,200	$—
Mortgage and asset-backed securities	—	921,024,714	—
U.S. Treasuries	—	451,454,047	—
Medium-term notes	—	944,786	—
U.S. Treasury Bills	—	209,917,902	—
Total investment portfolio	$—	$1,933,631,649	$—
Futures contracts (b)	$(1,710,450)	$—	$—
Credit default swaps	$—	$(122,732)	$—
Forward contracts (b)	$—	$(159,983)	$—

Unconstrained Bond Fund
Corporate bonds (a)	$—	$276,956,493	$—
Mortgage and asset-backed securities	—	583,654,104	—
Medium-term notes	—	3,722,136	—
U.S. Treasuries	—	449,712,877	—
U.S. Treasury Bills	—	342,148,664	—
Total investment portfolio	$—	$1,656,194,274	$—
Futures contracts (b)	$(831,162)	$—	$—
Credit default swaps	$—	$358,749	$—
Inflation rate swaps (b)	$—	$1,422,797	$—
Forward contracts (b)	$—	$654,148	$—
Swaptions	$—	$(952,095)	$—

(a) Please see the investment portfolio for details.

(b) Amounts presented for Futures Contracts, Inflation Rate Swaps, and Forward Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

At October 31, 2023, the Funds did not hold any Level 3 investments.

51

Notes to Financial Statements

10.31.2023

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities. The use of derivatives involves the risk that the fund could lose more than the amount invested in derivatives.

•

Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives including taking active currency exposure. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. Non-deliverable forward currency contracts (“NDF”) are settled with the counterparty in US dollars without the delivery of foreign currency. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. Details of Forward Contracts, if any, at period end are included in the Investment Portfolios under the caption “Forward Contracts.” Refer to Note 6 for additional information.

•

Futures contracts  |  Each of the Funds’ policies, except Capital Appreciation, International Stock, Small Cap Growth, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the fund or received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

•

Options  |  Each of the Funds’ policies, except Capital Appreciation, International Stock, Small Cap Growth, Mid Cap, and Small Cap, permit the Funds to use options for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies, futures, and swap contracts (a/k/a “swaptions”). However, Growth & Income may only purchase and write call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss. On written call options the maximum loss of capital can be unlimited. The maximum loss of capital on written put options is limited to the notional contract values of those positions. A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If a fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, the fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option. A fund may purchase and write call and put options on futures contracts that are traded on a U.S. exchange or board of trade. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. A fund also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may purchase call options on futures contracts in lieu of, and for the same purpose as, the actual purchase of the futures contracts. A fund also may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested. While a fund’s use of options on futures contracts for hedging may protect the fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that a fund’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. Details of options and options on futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Schedule of Options.” Refer to Note 6 for additional information.

•

Swap contracts  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments, issuers, markets (i.e., the corporate bond market), or securities in a relatively efficient way. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. When a fund enters into a centrally cleared swap, it must deliver to the central counterparty an amount referred to as “initial margin” During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If a fund has a gain, the full margin amount and the amount of the gain is paid to the fund. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Daily fluctuations in the value of swaps are recorded in variation margin on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts.

52

Notes to Financial Statements

10.31.2023

Swaps sold by a fund may involve greater risks than if the fund had invested in the reference obligation directly. Swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

•

Credit default swap contracts  |  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a fund. The Funds may enter into credit default swap agreements for investment purposes or to hedge against the risk of default of debt securities held in their portfolio. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a fund is a buyer and no credit event occurs, the fund may lose its investment and recover nothing. If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional value of the swap. If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

•

Interest rate swap contracts  |  An interest rate swap is an agreement between two parties to exchange interest rate payment obligations and is used primarily to manage interest rate risk. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather, they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be executed on a registered exchange (centrally cleared interest rate swaps). The Funds may enter into interest rate swaps in which they either pay or receive a fixed interest rate and pay or receive a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

•

Inflation rate swap contracts  |  An inflation swap is an agreement between two parties to transfer inflation risk, with one party paying the floating rate based on an inflation index (such as the Consumer Price Index (CPI), and the other party paying a fixed rate, typically based on the notional principal amount of the underlying asset. Inflation swap contracts are used primarily to gain exposure to inflation (inflation risk). Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Similar to an interest rate swap, the Funds may enter into inflation rate swaps in which they either pay or receive a fixed interest rate and pay or receive a floating interest rate based upon an inflation index, such as the CPI. Barring swap counterparty default, the risk of loss in an inflation rate swap is limited to the net amount of payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

•

Total return swap contracts  |  Total return swaps are two-party contracts that generally obligate one party to pay a set rate (either fixed or based on an index) and the other party to make payments based on the return of a specified reference security, security index or index component during the period of the swap, and are used primarily to gain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps normally do not involve the delivery of securities or the underlying assets. If the counterparty to a total return swap defaults, a fund’s risk of loss consists of the net amount of the payments the fund is contractually entitled to receive, if any.

53

Notes to Financial Statements

10.31.2023

During the fiscal year ended October 31, 2023, the average of month-end derivative positions (notional value in U.S. dollars for swap contracts, futures contracts, and forward contracts and market value in U.S. dollars for purchased and written options) were as follows:

	Inflation Rate Swap Contracts	Credit Default Swap Contracts (Sell Protection)	Futures Contracts - Long	Futures Contracts - Short	Forward Contracts - USD Received	Forward Contracts - USD Delivered	Purchased Options	Written Options
Core Plus Bond Fund	$—	$110,421,381	$341,372,601	$(105,127,760)	$26,454,467	$59,505,628	$—	$(345,553)
Unconstrained Bond Fund	16,597,308	311,336,542	1,830,666,170	(609,848,337)	84,697,389	160,625,575	121,212	(786,759)

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash, or cash equivalents, set aside in an amount equal to the price of the Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund, except Capital Appreciation and International Stock, may enter into repurchase agreements whereby a fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2023, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

As a result of court cases involving several countries across the European Union, the Carillon ClariVest International Fund (“International Fund), which merged into the International Stock Fund on July 15, 2022, has filed tax reclaims in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaims that have been recognized, if any, are reflected as “Foreign withholding tax claims and interest” in the Statements of Operations. Generally, unless Carillon Tower believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a fund’s net asset value. EU tax reclaims recognized by a fund, if any, reduce the amount of foreign taxes, if any, that a fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). The closing agreement will result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. Any estimated charges relating to a closing agreement liability would be presented as “IRS compliance fee and related expenses for withholding tax claims” in the Statements of Assets and Liabilities. The actual IRS compliance fee in connection with the closing agreement may differ from the estimate and that difference may be material.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each fund are allocated to each class of shares based upon its relative percentage of net assets.

54

Notes to Financial Statements

10.31.2023

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly from the Growth & Income Fund and monthly from the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and/or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/22 to 10/31/23	$25,413,471	$2,263,619	$30,230,150	$48,168	$138,839	$4,581	$3,304
	11/1/21 to 10/31/22	14,716,038	1,446,357	25,552,378	37,541	379,817	94,235	1,724
International Stock Fund	11/1/22 to 10/31/23	57,300	9,518	2,856,159	94,662	381	11,379	312
	11/1/21 to 10/31/22	56,628	17,493	159,071	744	77	1,188	220
Growth & Income Fund	11/1/22 to 10/31/23	15,101,681	3,555,533	38,050,282	111,845	306,672	668,899	9,590
	11/1/21 to 10/31/22	21,313,877	6,551,471	61,972,837	150,060	634,241	858,141	40,741
Mid Cap Growth Fund	11/1/22 to 10/31/23	8,028,069	1,533,972	16,706,977	487,980	9,408,076	40,840,620	34,641
	11/1/21 to 10/31/22	86,905,995	17,025,720	171,946,281	5,215,746	92,470,549	385,326,429	418,862
Small Cap Growth Fund	11/1/22 to 10/31/23	51,325,446	11,089,494	85,850,918	10,334,108	6,272,925	73,504,323	7,982
	11/1/21 to 10/31/22	95,432,723	14,934,189	232,783,017	17,185,244	20,622,322	214,213,403	6,377
Mid Cap Fund	11/1/22 to 10/31/23	930,699	710,710	135,175,573	119,758	177,565	13,447,214	107,576
	11/1/21 to 10/31/22	3,056,792	3,186,900	459,672,618	505,625	441,972	29,463,894	381,187
Small Cap Fund	11/1/22 to 10/31/23	427,814	54,819	7,649,474	3,079	624	244,353	3,172
	11/1/21 to 10/31/22	2,720,537	494,473	52,696,746	25,405	3,817	1,702,995	22,752
Core Bond Fund	11/1/22 to 10/31/23	112,170	99,660	12,378,867	8,721	4,076	394,969	1,847,750
	11/1/21 to 10/31/22	63,226	65,987	7,097,946	1,911	211	28,176	544,332
Core Plus Bond Fund	11/1/22 to 10/31/23	170,449	168,091	60,314,305	7,412	2,336	814,800	1,401,453
	11/1/21 to 10/31/22	71,880	62,191	19,698,896	2,510	332	91,000	787,630
Unconstrained Bond Fund	11/1/22 to 10/31/23	232,399	53,839	51,953,400	470	35,697	4,519,237	3,776,846
	11/1/21 to 10/31/22	105,357	33,477	25,485,662	224	8,888	1,948,991	625,829

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2023, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Purchases	$112,949,312	$156,427,792	$286,897,462	$2,961,063,304	$276,211,571
Sales	183,408,118	192,124,007	535,862,137	3,194,807,979	693,813,330

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases	$4,007,200,561	$19,248,912	$2,167,928,691	$6,597,995,594	$3,657,941,942
Purchases - U.S. Treasury securities	—	—	587,399,881	1,843,255,614	2,148,449,537
Sales	4,730,915,824	44,318,368	2,039,760,724	6,124,495,582	3,380,902,103
Sales - U.S. Treasury securities	—	—	544,817,080	1,679,793,679	2,228,510,930

55

Notes to Financial Statements

10.31.2023

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Fund	First $500 billion $500 million to $1 billion Over $1 biltion	0.60% 0.55% 0.50%

Investment advisory fee rate schedule (cont'd)	Breakpoint	Investment advisory fee
International Stock Fund	First $1 billion Over $1 biltion	0.70% 0.60%
Mid Cap Fund	First $1 billion Over $1 billion	0.80% 0.70%
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion Over $3 billion	0.60% 0.55%

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical to those disclosed in the investment advisory fee rate schedule. Carillon Tower may receive payments from the subadvisers for certain marketing and related expenses. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and International Stock Fund,
•	Eagle Asset Management, Inc. (“Eagle”) serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and
•	Scout Investments, Inc. (“Scout”) serves as subadviser for the Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund

Administrative fees  |  For administrative services provided by the Manager, each fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes.

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust, except the Capital Appreciation Fund and the Growth & Income Fund, is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  During the fiscal year ended October 31, 2023, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Front-end sales charges - Class A	$31,803	$1,363	$71,386	$71,316	$21,099
CDSC - Class A	8	1	11	—	6
CDSC - Class C	—	7	137	97	26

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A	$33,318	$8,928	$1,781	$5,680	$10,278
CDSC - Class A	—	—	1	1	—
CDSC - Class C	—	—	—	—	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

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Notes to Financial Statements

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Agency commissions  |  During the fiscal year ended October 31, 2023, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Total agency brokerage commissions	$48,655	$199,340	$169,001	$1,160,210	$451,302
Paid to RJA	—	—	10,698	27,445	54,226

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions	$2,659,265	$44,208	$—	$135,111	$686,293
Paid to RJA	—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. RJA receives no compensation from the Funds for these services.

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 29, 2024 to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of the average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/22 to 10/31/23	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$245,667	$10,876	$415,266	$611	$2,373	$93	$25
International Stock Fund	943	—	286,299	8,536	17	2,957	—
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	21,475	—	—	745	—
Core Bond Fund	6,045	6,487	1,140,761	623	144	25,356	123,351
Core Plus Bond Fund	3,798	4,665	3,067,884	266	66	30,912	43,762
Unconstrained Bond Fund	15,173	4,125	3,953,546	20	2,723	332,144	312,287

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from ClariVest and Scout for

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Notes to Financial Statements

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amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to ClariVest and Scout any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2025	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$245,667	$10,876	$415,266	$611	$2,373	$93	$25
International Stock Fund	943	—	286,299	8,536	17	2,957	—
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	21,475	—	—	745	—
Core Bond Fund	6,045	6,487	1,140,761	623	144	25,356	123,351
Core Plus Bond Fund	3,798	4,665	3,067,884	266	66	30,912	43,762
Unconstrained Bond Fund	15,173	4,125	3,953,546	20	2,723	332,144	312,287

Recoverable expenses - 10/31/2024	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$243,914	$12,648	$581,615	$689	$8,144	$1,630	$11
International Stock Fund	70,280	31,360	443,746	3,429	190	160,352	268
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—
Core Bond Fund	6,293	13,077	1,148,555	281	11	3,701	76,801
Core Plus Bond Fund	4,900	5,889	2,679,536	217	5	6,911	84,279
Unconstrained Bond Fund	13,593	5,855	3,733,381	19	1,569	309,975	104,011

The Manager recovered previously waived expenses during the fiscal year ended October 31, 2023 as follows:

Recovered fees previously waived	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—
International Stock Fund	—	5	—	—	—	—	18
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—
Core Bond Fund	—	—	—	—	—	—	—
Core Plus Bond Fund	—	—	—	—	—	—	—
Unconstrained Bond Fund	—	—	—	—	—	—	—

Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds.

Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds.

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Notes to Financial Statements

10.31.2023

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2020 to October 31, 2023) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

		Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Ordinary Income	11/1/22 to 10/31/23	$247,083	$3,029,711	$13,304,584	$—	$—
	11/1/21 to 10/31/22	1,681,717	235,421	28,584,931	—	—
Long-term capital gain	11/1/22 to 10/31/23	57,855,049	—	44,499,918	77,040,335	238,385,196
	11/1/21 to 10/31/22	40,546,373	—	62,936,437	759,309,582	595,177,275

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Ordinary Income	11/1/22 to 10/31/23	$40,779,277	$—	$14,846,213	$62,878,846	$60,571,888
	11/1/21 to 10/31/22	79,256,173	7,113,774	7,801,789	20,714,439	28,208,428
Long-term capital gain	11/1/22 to 10/31/23	109,889,818	8,383,335	—	—	—
	11/1/21 to 10/31/22	417,452,815	50,552,951	—	—	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses, equalization, non-deductible expenses, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and investments in swaps. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Paid-in capital	$—	$(276,142)	$—	$(16,498,208)	$(320,082)
Total distributable earnings (loss)	—	276,142	—	16,498,208	320,082

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital	$1	$(1,251,221)	$—	$2	$—
Total distributable earnings (loss)	(1)	1,251,221	—	(2)	—

At October 31, 2023, capital loss carryforwards and late year loss deferrals are as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Capital loss carryforwards utilized 11/1/22 to 10/31/23	$—	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/23	—	15,187,161	—	—	—
Late year loss deferrals available at 10/31/23	—	—	—	8,527,947	2,071,368

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Capital loss carryforwards utilized 11/1/22 to 10/31/23	$—	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/23	159,952,310	1,617,157	71,370,678	180,849,761	64,958,209
Late year loss deferrals available at 10/31/23	—	825,248	—	—	—

Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals (net losses incurred from January 1, 2023 to October 31, 2023) may be used to offset ordinary income as of the first day of the following fiscal year.

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Notes to Financial Statements

10.31.2023

At October 31, 2023, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Cost of investments	$174,306,312	$321,933,353	$412,692,313	$4,468,140,117	$471,051,149
Gross unrealized appreciation	193,720,289	37,061,345	166,882,454	1,606,322,791	130,182,136
Gross unrealized depreciation	(10,671,646)	(28,061,460)	(21,594,392)	(544,571,272)	(72,802,100)
Net unrealized appreciation/(depreciation)	183,048,643	8,999,885	145,288,062	1,061,751,519	57,380,036
Undistributed ordinary income	4,063	9,738,008	545,445	—	—
Undistributed long-term gain	43,033,923	—	64,957,214	687,230,538	51,422,857
Total undistributed earnings	43,037,986	9,738,008	65,502,659	687,230,538	51,422,857
Other accumulated gains (losses)	—	(15,355,454)	—	(8,527,947)	(2,071,368)
Total distributable earnings (loss)	$226,086,629	$3,382,439	$210,790,721	$1,740,454,110	$106,731,525

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments	$2,767,645,574	$173,491,892	$690,241,042	$2,036,932,169	$1,709,073,042
Gross unrealized appreciation	442,508,694	81,953,051	678,546	3,607,263	7,439,927
Gross unrealized depreciation	(202,452,184)	(33,775,945)	(39,164,744)	(108,900,948)	(59,666,258)
Net unrealized appreciation/(depreciation)	240,056,510	48,177,106	(38,486,198)	(105,293,685)	(52,226,331)
Undistributed ordinary income	3,290,546	—	1,984,829	4,387,305	3,365,453
Undistributed long-term gain	—	—	—	—	—
Total undistributed earnings	3,290,546	—	1,984,829	4,387,305	3,365,453
Other accumulated gains (losses)	(159,952,310)	(2,448,806)	(71,370,678)	(180,849,761)	(63,632,033)
Total distributable earnings (loss)	$83,394,746	$45,728,300	$(107,872,047)	$(281,756,141)	$(112,492,911)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) was attributable primarily to the tax deferral of losses from wash sales and differences in the accounting treatment for non-REIT returns of capital, investments in passive foreign investment companies and swaps.

NOTE 6  |  Other derivative information  |  At October 31, 2023, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Plus Bond Fund	Credit	Open credit default swap contracts, at value*	N/A	$122,732
	Interest rate	Unrealized appreciation - open futures contracts^	$490,813	N/A
	Interest rate	Unrealized depreciation - open futures contracts^	N/A	2,201,263
	Currency	Unrealized appreciation - open forward contracts	174,815	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	334,798

	Total		$665,628	$2,658,793

Unconstrained Bond Fund	Credit	Open credit default swap contracts, at value*	$358,749	N/A
	Inflation & currency	Unrealized appreciation - open inflation swap contracts*	1,422,797	N/A
	Interest rate	Unrealized appreciation - open futures contracts^	3,234,063	N/A
	Interest rate	Unrealized depreciation - open futures contracts^	N/A	$4,065,225
	Credit	Written options, at value	N/A	952,095
	Currency	Unrealized appreciation - open forward contracts	1,432,661	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	778,513

	Total		$6,448,270	$5,795,833

* Included in Deposit at broker - open swap contracts.

^ Included in Deposit at broker - open futures contracts.

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Notes to Financial Statements

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Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2023, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

For the fiscal year ended October 31, 2023, the effect of derivative contracts on the Funds’ Statements of Operations is as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Plus Bond Fund	Equity, interest rate & credit	Written options	$4,738,253	$—
	Credit & currency	Swap contracts	9,295,847	(3,256,162)
	Interest rate	Futures contracts	(4,986,740)	(1,344,128)
	Currency	Forward contracts	590,973	1,497,101

	Total		$9,638,333	$(3,103,189)

Unconstrained Bond Fund	Equity, interest rate & credit	Written options	$13,377,842	$385,404
	Credit & currency	Swap contracts	18,945,948	(5,685,269)
	Inflation & currency	Swap contracts	—	1,422,797
	Interest rate & currency	Futures contracts	(4,124,134)	7,362,848
	Currency	Forward contracts	(3,225,868)	4,506,170

	Total		$24,973,788	$7,991,950

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Securities lending  |  To earn additional income, each Fund may loan portfolio securities to qualified broker dealers. The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it may choose to do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount may be received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Each security on loan as of the date of this report is footnoted on each Fund’s Investment Portfolio, along with the total value of all securities on loan. Cash collateral received for securities on loan has been invested in the First American Government Obligations Fund Class X (the “money market fund”). The money market fund is included in each respective Fund’s Investment Portfolio and is footnoted as having been purchased with cash collateral received for securities on loan. The value of the money market fund is included as an asset on the Statements of Assets and Liabilities as part of “Investments—unaffiliated, at value.” A liability of equal value to the cash collateral received and subsequently invested in the money market fund is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.” Income earned from securities lending, net of applicable fees, is shown on the Statement of Operations as income from “Securities lending, net.”

NOTE 8  |  Line of credit  |  As of October 31, 2023, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund, except International Stock Fund, may borrow up to 33.33% of the net market value of such fund’s assets. International Stock Fund may borrow up to 30.00% of the net market value of such fund’s assets. The maximum aggregate borrowing limit is $350,000,000 for all Funds.

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Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus 1.00%, which as of October 31, 2023 was 7.50% (prime rate of 8.50% minus 1.00%). The following table shows the details of the Funds’ borrowing activity during fiscal year ended October 31, 2023. Funds that are not listed did not utilize the line of credit during the period.

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Capital Appreciation Fund	$13,221,000	$221,860	$14,323	6.37%
International Stock Fund	10,825,000	62,658	4,689	7.38
Growth & Income Fund	67,290,000	732,789	53,865	7.25
Mid Cap Growth Fund	2,381,000	11,526	864	7.39
Small Cap Growth Fund	67,611,000	1,276,115	84,627	6.54
Mid Cap Fund	22,443,000	892,077	61,837	6.84
Small Cap Fund	916,000	4,082	284	6.87
Core Bond Fund	1,930,000	5,288	402	7.50
Unconstrained Bond Fund	3,216,000	8,811	670	7.50

As of October 31, 2023, none of the Funds had any outstanding borrowings under the line of credit.

NOTE 9  |  New accounting pronouncements and regulatory changes  |   In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission adopted amendments to the requirements for annual and semi-annual shareholder reports provided by mutual funds and exchange-traded funds (ETFs) to highlight key information for investors. The Commission’s final rule amendments will require mutual funds and ETFs that are registered on Form N-1A (“open-end funds” or “funds”) to transmit to shareholders concise and visually engaging annual and semi-annual reports that highlight information that is particularly important for retail shareholders to assess and monitor their fund investments on an ongoing basis. The final rule amendments also facilitate funds’ ability to make electronic versions of their shareholder reports more user-friendly and interactive. In addition, open-end funds will be required to tag the information in their shareholder reports using Inline XBRL structured data language. The new rules will require that funds make available online certain information that may be more relevant to investors and financial professionals who desire more in-depth information. This information also must be delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. This information includes, for example, a fund’s schedule of investments and other financial statement elements. The final rule amendments include requirements that will help ensure that investors can easily reach and navigate the information that appears online. The Commission adopted amendments to exclude open-end funds from the scope of rule 30e-3, which generally permits certain registered investment companies to satisfy shareholder report transmission requirements by making these reports and other materials available online and providing a notice of the reports’ online availability, instead of directly providing the reports to shareholders. The amendments excluding open-end funds from rule 30e-3 are intended to help ensure that all open-end fund investors will experience the benefits of the new tailored shareholder reports. Open-end fund shareholders will directly receive the new tailored annual and semi-annual reports, either in paper or, if the shareholder has so elected, electronically. These updates are effective January 24, 2023 with an 18-month transition period for funds to comply with the new framework. Management is currently evaluating the impact of these updates on the Funds’ annual and semi-annual shareholder reports.

NOTE 10  |  Other matters  |  In February 2022, Russia commenced a military attack on Ukraine, which became the start of the ongoing Ukraine Russia war. In October 2023, there was an outbreak of conflict between the Palestinian militant group Hamas and Israel. This, alongside the ongoing Ukraine Russia war, has heightened global geopolitical tensions as the fiscal year ended. Sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on foreign economies and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflicts and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

NOTE 11  |  Subsequent events  |  The Manager has evaluated subsequent events through December 15, 2023, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund (ten of the funds constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 15, 2023

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

63

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (“Board”) has designated Raymond James Investment Management as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program. A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 19, 2023, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023 (“Review Period”). Based on its assessment, the Administrator concluded that (1) each Fund’s investment strategy remained appropriate for an open-end fund; (2) the Program is effectively designed to assess and manage the Funds’ liquidity risk; (3) the Funds’ liquidity risk remains low; and (4) each Fund held sufficient highly liquid assets to meet fund redemptions. The Administrator further reported that there had been no material changes to the Program and no material violations of the Program during the Review Period. The Report stated that the Administrator believes that the Program continues to be an effective tool to manage and mitigate the Funds’ liquidity risk.

2023 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2023 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Qualified dividend income	100.00%	100.00%	100.00%	0.00%	0.00%
Dividends received deduction	100.00%	0.00%	100.00%	0.00%	0.00%
Long-term capital gains	$57,855,049	$0	$44,499,918	$77,040,335	$238,385,196

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income	100.00%	0.00%	0.00%	0.00%	0.00%
Dividends received deduction	100.00%	0.00%	0.00%	0.00%	0.00%
Long-term capital gains	$109,889,818	$8,383,335	$0	$0	$0

64

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2023 and held through October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2023 through October 31, 2023 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Fund
Class A	$1,000.00	$1,075.70	$5.23	$1,020.16	$5.09	1.00%
Class C	1,000.00	1,071.80	9.14	1,016.38	8.89	1.75
Class I	1,000.00	1,077.40	3.67	1,021.68	3.57	0.70
Class R-3	1,000.00	1,074.50	6.54	1,018.90	6.36	1.25
Class R-5	1,000.00	1,077.40	3.67	1,021.68	3.57	0.70
Class R-6	1,000.00	1,078.10	3.14	1,022.18	3.06	0.60
Class Y	1,000.00	1,075.80	5.23	1,020.16	5.09	1.00

International Stock Fund
Class A	1,000.00	948.00	6.14	1,018.90	6.36	1.25
Class C	1,000.00	944.30	9.80	1,015.12	10.16	2.00
Class I	1,000.00	949.30	4.67	1,020.42	4.84	0.95
Class R-3	1,000.00	946.90	7.36	1,017.64	7.63	1.50
Class R-5	1,000.00	949.20	4.67	1,020.42	4.84	0.95
Class R-6	1,000.00	949.80	4.18	1,020.92	4.33	0.85
Class Y	1,000.00	948.40	6.14	1,018.90	6.36	1.25

Growth & Income Fund
Class A	1,000.00	939.90	4.90	1,020.16	5.10	1.00
Class C	1,000.00	936.00	8.47	1,016.45	8.82	1.74
Class I	1,000.00	940.80	3.63	1,021.46	3.78	0.74
Class R-3	1,000.00	938.50	6.39	1,018.62	6.65	1.31
Class R-5	1,000.00	940.90	3.88	1,021.21	4.04	0.79
Class R-6	1,000.00	941.60	3.23	1,021.88	3.36	0.66
Class Y	1,000.00	939.70	5.11	1,019.94	5.32	1.04

Mid Cap Growth Fund
Class A	1,000.00	959.30	5.15	1,019.94	5.31	1.04
Class C	1,000.00	955.90	8.51	1,016.51	8.77	1.73
Class I	1,000.00	960.80	3.58	1,021.56	3.69	0.72
Class R-3	1,000.00	957.90	6.42	1,018.65	6.62	1.30
Class R-5	1,000.00	960.60	3.68	1,021.45	3.80	0.75
Class R-6	1,000.00	961.10	3.17	1,021.98	3.26	0.64
Class Y	1,000.00	959.20	5.20	1,019.90	5.36	1.05

Small Cap Growth Fund
Class A	1,000.00	942.30	5.72	1,019.31	5.95	1.17
Class C	1,000.00	939.50	9.18	1,015.73	9.55	1.88
Class I	1,000.00	943.40	4.37	1,020.71	4.54	0.89
Class R-3	1,000.00	940.60	7.24	1,017.74	7.53	1.48
Class R-5	1,000.00	943.30	4.56	1,020.51	4.74	0.93
Class R-6	1,000.00	943.70	3.81	1,021.28	3.97	0.78
Class Y	1,000.00	942.80	5.04	1,020.01	5.24	1.03

65

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2023

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Mid Cap Fund
Class A	$ 1,000.00	$ 953.60	$ 6.12	$ 1,018.94	$ 6.32	1.24%
Class C	1,000.00	950.20	9.77	1,015.19	10.10	1.99
Class I	1,000.00	954.90	4.85	1,020.24	5.02	0.99
Class R-3	1,000.00	952.00	7.59	1,017.43	7.85	1.54
Class R-5	1,000.00	954.60	4.91	1,020.18	5.08	1.00
Class R-6	1,000.00	955.40	4.28	1,020.82	4.43	0.87
Class Y	1,000.00	953.50	6.24	1,018.82	6.45	1.27

Small Cap Fund
Class A	1,000.00	919.90	5.87	1,019.09	6.17	1.21
Class C	1,000.00	916.50	9.43	1,015.37	9.91	1.95
Class I	1,000.00	921.20	4.60	1,020.42	4.84	0.95
Class R-3	1,000.00	919.40	6.65	1,018.28	6.99	1.37
Class R-5	1,000.00	921.30	4.17	1,020.87	4.38	0.86
Class R-6	1,000.00	921.70	4.12	1,020.92	4.33	0.85
Class Y	1,000.00	920.20	5.50	1,019.47	5.79	1.14

Core Bond Fund
Class A	1,000.00	925.80	3.88	1,021.17	4.08	0.80
Class C	1,000.00	922.90	7.51	1,017.39	7.88	1.55
Class I	1,000.00	928.70	1.94	1,023.19	2.04	0.40
Class R-3	1,000.00	925.70	5.10	1,019.91	5.35	1.05
Class R-5	1,000.00	928.20	2.43	1,022.68	2.55	0.50
Class R-6	1,000.00	927.90	1.94	1,023.19	2.04	0.40
Class Y	1,000.00	925.90	3.88	1,021.17	4.08	0.80

Core Plus Bond Fund
Class A	1,000.00	923.70	3.88	1,021.17	4.08	0.80
Class C	1,000.00	920.30	7.50	1,017.39	7.88	1.55
Class I	1,000.00	925.50	1.94	1,023.19	2.04	0.40
Class R-3	1,000.00	922.50	5.09	1,019.91	5.35	1.05
Class R-5	1,000.00	925.10	2.43	1,022.68	2.55	0.50
Class R-6	1,000.00	925.50	1.94	1,023.19	2.04	0.40
Class Y	1,000.00	923.50	3.88	1,021.17	4.08	0.80

Unconstrained Bond Fund
Class A	1,000.00	960.50	3.95	1,021.17	4.08	0.80
Class C	1,000.00	956.50	7.64	1,017.39	7.88	1.55
Class I	1,000.00	962.00	2.47	1,022.68	2.55	0.50
Class R-3	1,000.00	959.00	5.19	1,019.91	5.35	1.05
Class R-5	1,000.00	962.00	2.47	1,022.68	2.55	0.50
Class R-6	1,000.00	962.50	1.98	1,023.19	2.04	0.40
Class Y	1,000.00	960.70	3.95	1,021.17	4.08	0.80

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

66

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview.  |  At meetings held on August 17-18, 2023, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; (2) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and (3) Scout Investments, Inc. (“Scout”), the subadviser to the Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers the renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided throughout the year relevant to the annual renewal of the Agreements, including: information regarding the services and support provided to the Funds and their shareholders by Carillon Tower, ClariVest, Eagle, Scout, U.S. Bank Global Fund Services, a third party that provides sub-administration, transfer agency and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Financial, Inc.’s (“RJF”) Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of ClariVest, Eagle and Scout; and compliance and financial reports concerning the Funds, as well as responses by Carillon Tower, Eagle, ClariVest and Scout to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

In addition, throughout the year, the Board regularly met with senior management personnel and reviewed information prepared by Carillon Tower and the Funds’ subadvisers regarding the Funds’ expenses and performance.

Carillon Tower, ClariVest, Eagle and Scout also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, ClariVest, Eagle and Scout, to assist the Board in determining whether to renew the Agreements. These responses contained substantial and detailed information regarding the Funds and, as applicable, Carillon Tower, ClariVest, Eagle and Scout. The responses also included information regarding the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge Financial Solutions, Inc. (“Broadridge”) performance universe, benchmark indices, and, as applicable, a composite of similar accounts managed by ClariVest, Eagle or Scout, and the Funds’ expenses relative to funds within the applicable Fund’s Broadridge expense group and expense universe. The Board posed questions to various management personnel of Carillon Tower regarding certain aspects of the materials submitted in support of the renewal. The Board accorded appropriate weight to the work, deliberations and conclusions of its various committees in determining whether to continue the Agreements.

In voting to renew the Agreements, the Board considered whether the approval of the Agreements would be in the best interests of each Fund and its shareholders, an evaluation based on various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including ClariVest, Eagle and Scout, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, ClariVest, Eagle and Scout with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, ClariVest, Eagle and Scout from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2023 meetings to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements, and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services.  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds; that the personnel responsible for the Funds at ClariVest, Eagle and Scout are experienced in providing portfolio management services for the Funds; and that Carillon Tower, ClariVest, Eagle and Scout have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance of, and services provided by, ClariVest, Eagle, Scout, and the Funds’ other service providers. The Board also considered that Carillon Tower and its affiliate, Carillon Fund Distributors, Inc. (“CFD”), provide certain administration and distribution services to the Funds. In addition, the Board considered that Carillon Tower and its affiliates are responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board considered that: ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and Scout is responsible for making investment decisions on behalf of the Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. The Board considered that ClariVest, Eagle and Scout are responsible for placing all orders for the purchase and sale of securities and other investments for the Funds that they manage. The Board also considered: (1) information regarding the Carillon Tower, ClariVest, Eagle and Scout personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, ClariVest, Eagle and Scout; (3) the financial information provided regarding Carillon Tower, ClariVest, Eagle and Scout; and (4) Carillon Tower’s recommendations to continue to retain ClariVest, Eagle and Scout to provide portfolio management services to the Funds.

Investment Performance.  |  The Board considered comparisons of the performance of the Funds’ Class I shares, including, if available, a Fund’s one-, three-, five-and ten-year annualized total returns for the period ended

67

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

June 30, 2023, relative to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered explanations from Carillon Tower and the subadvisers regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices. While the Board found the Morningstar data generally useful, the Board recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board considered the portfolio managers’ explanation for each Fund’s overall performance over different time periods and market cycles. The Board accepted these explanations and determined that the performance information and related explanations supported the renewal of the Agreements.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the three-year, five-year, and ten-year periods ended June 30, 2023, and underperformed for the one-year period; (2) the Fund outperformed the median of its Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2023; and (3) the Fund underperformed its benchmark index for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the five-year and ten-year periods ended June 30, 2023, and underperformed for the one-year and three-year periods; (2) the Fund outperformed the median of its Morningstar Category for the five-year and ten-year periods ended June 30, 2023, and underperformed for the one-year and three-year periods; and (3) the Fund underperformed its benchmark index for one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the three-year, five year, and ten-year periods ended June 30, 2023, and underperformed for the one-year period; and (2) the Fund outperformed its benchmark index for the three-year and ten-year periods ended June 30, 2023, and underperformed for the one-year and five-year periods.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including the Fund underperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Scout Mid Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the ten-year period ended June 30, 2023, and underperformed for the one-year, three-year and five-year periods; and (2) the Fund underperformed its benchmark index for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Scout Small Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the three-year and ten-year periods ended June 30, 2023, and underperformed for the one-year and five-year periods; and (2) the Fund outperformed its benchmark index for the three-year, five-year, and ten-year periods ended June 30, 2023, and underperformed for the one-year period.

With respect to the Carillon Reams Core Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2023.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year, five-year and ten-year periods ended June 30, 2023; (2) the Fund outperformed the median of its Morningstar Category and its benchmark index for the one-year, five-year and ten-year periods ended June 30, 2023, and underperformed for the three-year periods ended June 30, 2023.

Fees and Expenses.  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to ClariVest, Eagle and Scout, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle, or Scout as applicable, is identical to the advisory fee rate paid to Carillon Tower by a Fund. The Board also considered the advisory fee rates paid to ClariVest, Eagle and Scout for any other accounts each subadviser manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses, based on data for the Fund’s latest fiscal year end, to the median total expenses of the applicable Fund’s Broadridge expense group and expense universe. The Board noted that Carillon Tower provides management and administrative services to the Funds pursuant to separate advisory and administration agreements. The Board considered that many mutual funds have entered into one contract with an adviser governing these services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Board considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds. With respect to ClariVest and Scout, the Board considered that, to the extent that Carillon Tower waives its advisory fee or reimburses expenses, the amount that Carillon Tower pays to ClariVest or Scout is reduced by an equal amount. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees or reimbursed expenses from a Fund for which ClariVest or Scout is a subadviser, Carillon Tower makes a payment to ClariVest or Scout in an amount equal to the recoupment.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon ClariVest International Stock Fund, the Board considered that, at current asset levels, the Fund’s contractual advisory fee was equal to the median of its Broadridge expense group and higher than the median of its expense universe, and its actual advisory fee was higher than the median of its Broadridge expense group and expense universe.

68

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Carillon Eagle Growth & Income Fund, the Board considered that the Fund’s contractual and actual advisory fees were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Mid Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were higher than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Small Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

Costs, Profitability and Economies of Scale.  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with the Funds’ subadvisers. The Board also considered that each subadviser is an indirect wholly-owned subsidiary of RJF. The Board considered that, because the subadvisory fee rate paid by Carillon Tower to

ClariVest, Eagle or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower, Carillon Tower retains none of the advisory fees received from the Funds. In addition, the Board considered that the estimated costs and profitability of ClariVest, Eagle and Scout generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered the management services that Carillon Tower provides to each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which are a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; or (2) allocation of fixed expenses over a larger asset size.

Benefits.  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, ClariVest, Eagle, Scout and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing agreements with third parties for the promotion and sale of Fund shares. The Board also considered that the Funds compensate Carillon Tower for providing administrative services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. The Board considered that these activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification, as well as an increase in the asset-based advisory and subadvisory fees paid to Carillon Tower, ClariVest, Eagle and Scout. The Board considered that ClariVest does not enter into formal soft dollar arrangements. The Board also considered that Carillon Tower has entered into sales and marketing agreements with ClariVest and Scout, pursuant to which ClariVest and Scout pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest and Scout.

Conclusions.  |  The Board concluded with respect to the Funds that: (1) the fees paid to Carillon Tower and each of ClariVest, Eagle and Scout under the Agreements are fair and reasonable; and (2) the Funds and their shareholders would benefit from Carillon Tower’s, ClariVest’s, Eagle’s and Scout’s continued management of the applicable Funds.

69

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund
Currencies		X
Emerging markets		X
Equity securities	X	X	X	X	X
Focused holdings			X
Foreign securities		X	X
Geographic concentration		X
Growth stocks	X	X	X	X	X
Initial public offerings					X
Large-cap companies	X	X	X
Liquidity		X
Market	X	X	X	X	X
Market timing		X
Micro-cap companies	X	X
Mid-cap companies	X	X	X	X	X
Other investment companies, including money market funds and ETFs		X
Quantitative strategy	X	X
Sectors	X			X	X
Securities lending	X	X	X	X	X
Small-cap companies	X	X		X	X
Value stocks	X		X

70

Principal Risks

(UNAUDITED)

Risk	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Callable securities			X	X	X
Counterparties			X	X	X
Credit			X	X	X
Credit ratings			X	X	X
Currencies	X			X	X
Derivatives			X	X	X
Emerging markets	X	X			X
Equity securities	X	X
Focused holdings		X
Foreign securities	X	X	X	X	X
Growth stocks	X	X
Hedging			X	X	X
High-yield securities				X	X
Income			X	X	X
Interest rate			X	X	X
Issuer			X	X	X
Leverage			X	X	X
LIBOR			X	X	X
Liquidity			X	X	X
Market	X	X	X	X	X
Market timing	X	X			X
Maturity			X	X	X
Mid-cap companies	X	X
Mortgage- and asset-backed securities			X	X	X
Other investment companies, including money market funds and ETFs	X	X
Portfolio turnover	X		X	X	X
Prepayment and extension			X	X	X
Redemptions			X	X	X
Sectors		X
Securities lending	X	X	X	X	X
Short sales					X
Small-cap companies	X	X
U.S. Government securities and government sponsored enterprises	X	X	X	X	X
U.S. Treasury obligations	X	X	X	X	X
Valuation			X	X	X
Value stocks	X	X

71

Principal Risks

(UNAUDITED)

Callable securities  |  A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.

Counterparties  |  A fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a fund. As a result, a fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. The participants in over-the-counter or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes a fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from over-the-counter derivative transactions. A fund may also be subject to the risk that a futures commission merchant would default on an obligation set forth in an agreement between a fund and the futures commission merchant. This risk exists at and from the time that a fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a fund‘s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the futures commission merchant may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or repledged) by the futures commission merchant, and lost, or its return delayed, due to a default by the futures commission merchant or other customer of the futures commission merchant. The futures commission merchant may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the futures commission merchant as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a fund.

Credit  |  A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit ratings  |  Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer, and may prove to be inaccurate. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Currencies  |  A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.

Derivatives  |  Derivatives, such as options (including options on futures contracts), futures contracts, currency and other forwards, including NDFs, or swap agreements, (including credit default swaps and credit default swap index products), may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Counterparty risk is generally thought to be greater with derivatives that are traded over-the-counter than with derivatives that are exchange-traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.

Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

72

Principal Risks

(UNAUDITED)

The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. Rule 18f-4 under the 1940 Act places limits on the use of derivatives by registered investment companies, such as a fund. A fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage a fund’s derivatives risks.

•	Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements, as well as a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk, counterparty risk and credit risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

•	Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate, bond and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose a fund to volatility in an underlying securities index.

•	Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

•	Options on futures contracts. Options on futures contracts are subject to the risks associated with purchasing or writing call or put options on futures contracts. The risks associated with options generally apply to options on futures contracts, such as a buyer’s risk of losing premium if a purchased option expires unexercised or a seller’s risk of being required to sell the underlying asset at a disadvantageous price. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option.

73

Principal Risks

(UNAUDITED)

Emerging markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; less reliable access to capital; unfamiliar foreign investment structures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse, both individually and in combination with other shareholders. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities  |  A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•	Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

•	Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•	Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

•

REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that

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are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

•	Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other funds, the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a fund’s volatility.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Geographic concentration  |  Geographic concentration risk is the risk that from time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds.

Japan  |  A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by foreign trade policies, tariffs, embargos, boycotts and other protections measures, competition from emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. Political tensions between Japan and its trading partners could adversely affect the economy, especially the export sector, and destabilize the region as a whole. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. The Japanese government tax and fiscal policies may also have negative impacts on the Japanese economy. Currency fluctuations, which have been significant at times, can have a considerable impact on exports and the overall Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

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Hedging  |  A fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that a fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on a subadviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a fund’s hedging strategies will depend on a subadviser’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of a subadviser’s judgments concerning the hedging positions to be acquired by a fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to a fund. In addition, a subadviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. A fund may not, in general, attempt to hedge all market or other risks inherent in a fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If a fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce a fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent a fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a fund not used the hedging instruments. When hedging is combined with leverage, a fund risks losses that are multiplied by the degree of leverage used.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Initial public offerings  |  The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. The limited number of shares available for trading in some IPOs may make it difficult for a fund to acquire shares of an issuer in which it would like to invest, and may also make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. . In addition, some companies initially offering their shares publicly may be involved in relatively new industries or lines of business, which may not be widely understood by investors. Many IPOs are by small-or micro-capitalization companies that are undercapitalized. Investments in IPOs may result in losses to a fund.

Interest rate  |  Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. Factors, including central bank monetary policy, rising inflation rates, and changes in general economic conditions, may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders. Conversely, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-cap companies  |  Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may also create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more

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volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

LIBOR  |  Certain of the instruments identified in a fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out by June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. Regulators and market participants are working together to develop successor Reference Rates to LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. It is expected that market participants will focus on the transition mechanisms by which Reference Rates in existing contracts or instruments may be amended, whether through legislation, marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty about the nature of any replacement rate for LIBOR and the impact of the transition from LIBOR on a fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact a fund.

Liquidity  |  Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market  |  Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomeware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of

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issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events  |  Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a fund may be increased. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which increase interest rates may increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown in both the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. However, because there is little precedent for this situation, it is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with the aftermath of the United Kingdom’s departure from the European Union and the trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities. The United States and other countries have imposed, and continue to impose, broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, have substantially decreased the value and liquidity of most Russian securities and could impact securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a fund has exposure to Russian investments or investments in other countries affected by the invasion, a fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact a fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted, and could continue to result, in significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a fund’s performance and the value of an investment in a fund beyond any direct exposure a fund may have to Russian issuers or issuers in other countries affected by the invasion.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling in the future; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect

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consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market timing  |  Frequent trading by fund shareholders poses risk to other shareholders in a fund, including (i) the dilution of a fund’s NAV, (ii) an increase in a fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the funds, can detect all market timing activities.

Maturity  |  A fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Micro-cap companies  |  Investments in micro-cap companies companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage-and asset-backed securities  |  Mortgage-and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Other investment companies, including money market funds and ETFs  |  Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Prepayment and extension  |  When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. This could also occur if a debt security is called or otherwise converted or redeemed before maturity. If this occurs, a fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a fund buys those securities at a premium, accelerated prepayments on those securities could cause a fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Extension risk is the risk

79

Principal Risks

(UNAUDITED)

that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a fund for investment would be reduced. If a fund’s investments are locked in at a lower interest rate for a longer period of time, a fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Quantitative strategy risk  |  The success of a fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a subadviser and therefore may also result in losses.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to sell are illiquid. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities lending  |  A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification

80

Principal Risks

(UNAUDITED)

requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases in value between the date of the short sale and the date on which an offsetting position is purchased, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. Government securities due to potentially higher costs for the U.S. Government to obtain new financing.

U.S. Treasury obligations  |  Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

81

Trustees and Officers

(UNAUDITED)

Background of Trustees and Officers  |  The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2023, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Osprey Law Firm, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	16	Trustee, RiverNorth Funds since 2013 (11 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	16	N/A

Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019-2020; Chief Investment Officer, OppenheimerFunds 2009-2019	16	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	16	Board of Trustees since 2016, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Charity Navigator; Board Treasurer and Finance Committee Chair, since 2022, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018

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Trustees and Officers

(UNAUDITED)

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

Susan L. Walzer (1967)

President since March 2021 (Carillon Series Trust;

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Chartwell Investment Partners, since 2022; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018-2022; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018-2022; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019;

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.rjinvestmentmanagement.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday.

(b) Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.

(c) Officers each serve one year terms.

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 800.421.4184 or your financial professional, or visit www.rjinvestmentmanagement.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a Fund, a complete schedule has been filed with the Securities and Exchange Commission ("Commission") for the first and third quarters of each Fund's fiscal year end on Form N-PORT. These filings are available on the Commissions's website at www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each Fund's proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at rjinvestmentmanagement.com or by accessing the Commission's website at www.sec.gov.

880 Carillon Parkway | St. Petersburg, FL 33716 | 800.421.4184 | rjinvestmentmanagement.com
Carillon Fund Distributors, Inc. , Member FINRA

Item 1. Reports to Shareholders (Continued)

(b) Not applicable.

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2023, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana Marante is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. Marante is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $363,000 for the fiscal period ended October 31, 2022, and $459,0002 for the fiscal period ended October 31, 2023.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2022, and October 31, 2023. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2022, and $0.00 for the fiscal period ended October 31, 2023.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $58,000 for the fiscal period ended October 31, 2022, and $58,000 for the fiscal period ended October 31, 2023. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2022, and October 31, 2023.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.
[2]

U.S. Bank Global Fund Services, the Trust’s transfer and dividend disbursing agent, fund accountant and shareholder servicing agent (“USB”) has agreed to reimburse the Trust for a portion of the Audit Fees for the fiscal period ended October 31, 2023. Net of the fees reimbursed by USB, the amount of the Audit Fees is $409,000.

(d) All Other Fees

For the fiscal periods ended October 31, 2022, and October 31, 2023, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2022, and October 31, 2023.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2023, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2022, and October 31, 2023.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

The Trust’s Principal Executive Officer and Principal Financial Officer evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are appropriately designed to ensure that information required to be disclosed by the Trust in the reports that it files on Form N-CSR (a) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission; and (b) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) of the Trust that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13.	Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act, are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Trust.

(a)(4)	Not applicable to the Trust.

(b)	The certification required by Rule 30a-2(b) of the Investment Company Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.1350CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: December 15, 2023
/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 15, 2023	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 15, 2023	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer